FFTW FUNDS, INC.

PROSPECTUS

Advisor Class

April 30, 2006, as amended on June 12, 2006

• U.S. Short-Term Portfolio
• Limited Duration Portfolio
• Mortgage-Backed Portfolio
• Worldwide Portfolio
• Worldwide Core Portfolio
• International Portfolio
• U.S. Inflation-Indexed Portfolio
• Global Inflation-Indexed Hedged Portfolio

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved any Portfolio's shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Each Portfolio offers two separate classes of shares: Advisor Shares and Investor Shares. This Prospectus offers each Portfolio’s Advisor Shares. A separate Prospectus offers each Portfolio’s Investor Shares. Each Portfolio’s separate share classes have different expenses; as a result, their investment performance will differ.

RISK/RETURN SUMMARY

The following is a summary of key information about each of the Portfolios, including investment objectives, principal investment strategies and principal investment risks. A more detailed description of the Portfolios’ investment strategies, investments and their associated risks follows this summary.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENTS

U.S. SHORT-TERM PORTFOLIO
Investment Objective:	To attain a high level of total return as may be consistent with the preservation of capital and to maintain liquidity.

Principal Investment Strategies:
The Portfolio invests primarily in high quality short-term debt securities (average portfolio rating of AA by Standard & Poor's Corporation ("S&P"), Aa by Moody's Investor's Services, Inc. ("Moody's"), AA+ by Fitch Ratings (“Fitch”) or a comparable rating or higher from a nationally recognized statistical rating organization (“NRSRO”), or if the security is unrated, of comparable credit quality in the judgment of Fischer Francis Trees & Watts, Inc. (the “Investment Adviser” or “FFTW”)). The performance objective of the Portfolio is to outperform an index that the portfolio manager believes is an appropriate benchmark for the Portfolio. The current index used by the portfolio manager for the Portfolio is the Merrill Lynch 3-6 Month Treasury Index. (The Merrill Lynch 3-6 Month Treasury Index is one of four sub-indices of the 0-1 year U.S. Treasury Bond Index, which is a capitalization-weighted basket of all outstanding U.S. Treasury Notes and Bonds having less than one year remaining term to maturity and a minimum amount outstanding of $1 billion. The index is not available for investment and, unlike the Portfolio, does not incur expenses.)

Minimum Quality Rating:	S&P: BBB-	Moody's: Baa3	S&P (Short-Term): A-2	Moody’s (Short-Term): P-2	Fitch: BBB-	Average Portfolio Quality: AA (Aa)
Duration:
Except for temporary defensive purposes, the Portfolio’s U.S. dollar-weighted average duration will not exceed one year. As of December 31, 2005, the duration of the Merrill Lynch 3-6 month Treasury Index was 91 days (0.25 years). As of December 31, 2005, the duration of the U.S. Short-Term Portfolio was 37 days (0.10 years).

Investment Policies:
Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) must be invested in U.S. dollar-denominated debt securities having an effective maturity of no greater than 3 years. The Portfolio will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment. For temporary defensive purposes, up to 100% of the Portfolio's total assets may be invested in U.S. government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). Under normal circumstances, the Portfolio will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry will be deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset- and mortgage-backed securities.

Principal Investments:
•  Asset-Backed Securities
•  Bank Obligations
•  Corporate Debt Instruments
•  Derivative Instruments
•  Money Market Instruments
•  Mortgage-Backed Securities
•  Repurchase and Reverse Repurchase Agreements
•  U.S. Government and Agency Securities

LIMITED DURATION PORTFOLIO
Investment Objective:	To maintain a level of total return as may be consistent with the preservation of capital.
Principal Investment Strategies:
The Portfolio invests primarily in high quality debt securities (average portfolio rating of AA by S&P, Aa by Moody's, AA+ by Fitch or a comparable rating or higher from a NRSRO, or if the security is unrated, of comparable credit quality in the judgment of the Investment Adviser). The portfolio manager may use interest rate hedging as a stabilizing technique. The performance objective of the Portfolio is to outperform an index that the portfolio manager believes is an appropriate benchmark for the Portfolio. The current index used by the portfolio manager for the Portfolio is the Merrill Lynch 1-3 Year Treasury Index. (The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that tracks short-term U.S. government securities with maturities between 1 and 3 years and represents the total rate of return of U.S. Treasury Notes based on daily closing prices. The index is not available for investment and, unlike the Portfolio, does not incur expenses.)

Minimum Quality Rating:	S&P: BBB-	Moody's: Baa3	S&P (Short-Term): A-2	Moody’s (Short-Term): P-2	Fitch: BBB-	Average Portfolio Quality: AA (Aa)
Duration:
The U.S. dollar-weighted average duration of the Portfolio generally is shorter than 3 years. The U.S. dollar-weighted average duration of the Portfolio will not differ from the weighted average duration of the Merrill Lynch 1-3 Year Treasury Index by more than one year. As of December 31, 2005, the duration of the Merrill Lynch 1-3 Year Treasury Index was 1.70 years. As of December 31, 2005, the duration of the Limited Duration Portfolio was 1.58 years.

Investment Policies:
At least 65% of the Portfolio's total assets must be invested in U.S. dollar-denominated securities. The Portfolio will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment. For temporary defensive purposes, up to 100% of the Portfolio's total assets may be invested in U.S. government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is “non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers. Under normal circumstances, the Portfolio will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry will be deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset- and mortgage-backed securities.

Principal Investments:
•  Asset-Backed Securities
•  Bank Obligations
•  Corporate Debt Instruments
•  Derivative Instruments
•  Foreign Debt Instruments
•  Mortgage-Backed Securities
•  Other Investment Companies
•  U.S. Government and Agency Securities

MORTGAGE-BACKED PORTFOLIO
Investment Objective:	To attain a high level of total return as may be consistent with the preservation of capital.

Principal Investment Strategies:
The Portfolio invests primarily in high quality mortgage- and asset-backed securities (average portfolio rating of AA by S&P, Aa by Moody's, AA+ by Fitch or a comparable rating or higher from a NRSRO, or if the security is unrated, of comparable credit quality in the judgment of the Investment Adviser). The portfolio manager may use hedging techniques to manage interest rate and prepayment risk. The performance objective of the Portfolio is to outperform an index that the portfolio manager believes is an appropriate benchmark for the Portfolio. The current index used by the portfolio manager for the Portfolio is the Lehman Brothers Mortgage-Backed Securities Index. (The Lehman Brothers Mortgage-Backed Securities Index tracks the mortgage-backed pass-through securities of Ginnie Mae (“GNMA”), Fannie Mae (“FNMA”) and Freddie Mac, and is formed by grouping the universe of individual fixed rate mortgage-backed securities pools into generic aggregates. The index is not available for investment and, unlike the Portfolio, does not incur expenses.)

Minimum Quality Rating:	S&P: BBB-	Moody's: Baa3	S&P (Short-Term): A-2	Moody’s (Short-Term): P-2	Fitch: BBB-	Average Portfolio Quality: AA (Aa)
Duration:
The U.S. dollar-weighted average duration of the Portfolio generally will not differ from the weighted average duration of the Lehman Brothers Mortgage-Backed Securities Index by more than one year. As of December 31, 2005, the duration of the Lehman Brothers Mortgage-Backed Securities Index was 3.71 years. As of December 31, 2005, the duration of the Mortgage-Backed Portfolio was 3.83 years.

Investment Policies:
Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) must be invested in mortgage- and asset-backed securities of U.S. and foreign issuers. The Portfolio will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment. For temporary defensive purposes, the Portfolio may invest up to 100% of its total assets in U.S. government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is “non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers. Under normal circumstances, the Portfolio will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry will be deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset- and mortgage-backed securities.

Principal Investments:
•  Asset-Backed Securities
•  Bank Obligations
•  Derivative Instruments
•  Dollar Roll Transactions
•  Mortgage-Backed Securities
•  Other Investment Companies
•  Repurchase and Reverse Repurchase Agreements
•  Stripped Instruments
•  TBA Transactions
•  Total Return Swaps
•  U.S. Government and Agency Securities

WORLDWIDE PORTFOLIO
Investment Objective:	To attain a high level of total return as may be consistent with the preservation of capital.

Principal Investment Strategies:
The Portfolio invests primarily in investment grade debt securities from worldwide bond markets, denominated in both U.S. dollars and foreign currencies (minimum rating of BBB by S&P, Baa by Moody's, BBB- by Fitch or a comparable rating or higher from a NRSRO or if the security is unrated, of comparable credit quality in the judgment of the Investment Adviser/Fischer Francis Trees & Watts (the “Sub Adviser”)). The performance objective of the Portfolio is to outperform an index that the portfolio manager believes is an appropriate benchmark for the Portfolio. The current index used by the portfolio manager for the Portfolio is the Lehman Brothers Global Aggregate Index (Unhedged). (The Lehman Brothers Global Aggregate Index (Unhedged) provides a broad-based measure of the international investment grade bond market, combining the U.S. Aggregate Index with the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index. The index is not available for investment and, unlike the Portfolio, does not incur expenses.)

Minimum Quality Rating:	S&P: BBB-	Moody's: Baa3	S&P (Short-Term): A-2	Moody’s (Short-Term): P-2	Fitch: BBB-	Average Portfolio Quality: A
Duration:
The Portfolio's U.S. dollar-weighted average duration generally will not differ from the weighted average duration of the Lehman Brothers Global Aggregate Index (Unhedged) by more than 2 years. As of December 31, 2005, the duration of the Lehman Brothers Global Aggregate Index (Unhedged) was 5.28 years. As of December 31, 2005, the duration of the Worldwide Portfolio was 5.64 years.

Investment Policies:
The Portfolio invests primarily in investment grade debt securities from worldwide bond markets, denominated in both U.S. dollars and foreign currencies. The Portfolio will maintain investments in debt securities of issuers from at least three different countries including the U.S. At least 35% of the Portfolio's total assets will be invested in debt securities and their related instruments from jurisdictions outside the U.S. The Portfolio will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment. For temporary defensive purposes, up to 100% of the Portfolio's total assets may be invested in U.S. government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers. Under normal circumstances, the Portfolio will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry will be deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset- and mortgage-backed securities.

Principal Investments:
•  Asset-Backed Securities
•  Bank Obligations
•  Corporate Debt Instruments
•  Derivative Instruments
•  Dollar Roll Transactions
•  Foreign Debt Instruments
•  Mortgage-Backed Securities
•  Other Investment Companies
•  TBA Transactions
•  U.S. Government and Agency Securities

WORLDWIDE CORE PORTFOLIO
Investment Objective:	To attain a high level of total return as may be consistent with the preservation of capital.

Principal Investment Strategies:
The Portfolio invests primarily in investment grade debt securities from worldwide bond markets, denominated in both U.S. dollars and foreign currencies (minimum rating of BBB by S&P, Baa by Moody's, BBB- by Fitch or a comparable rating, or higher from a NRSRO, or if the security is unrated, of comparable credit quality in the judgment of the Investment Adviser/Sub-Adviser). The portfolio manager will attempt to actively utilize currency hedging techniques. The performance objective of the Portfolio is to outperform an index that the portfolio manager believes is an appropriate benchmark for the Portfolio. The current index used by the portfolio manager for the Portfolio is the Lehman Brothers Global Aggregate Index (Hedged). (The Lehman Brothers Global Aggregate Index (Hedged) provides a broad-based measure of the international investment grade bond market, combining the U.S. Aggregate Index with the dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index, with returns expressed in U.S. dollars. The index is not available for investment and, unlike the Portfolio, does not incur expenses.)

Minimum Quality Rating:	S&P: BBB-	Moody's: Baa3	S&P (Short-Term): A-2	Moody’s (Short-Term): P-2	Fitch: BBB-	Average Portfolio Quality: A
Duration:
The Portfolio's U.S. dollar-weighted average duration generally will not differ from the weighted average duration of the Lehman Brothers Global Aggregate Index (Hedged) by more than 2 years. As of December 31, 2005, the duration of the Lehman Brothers Global Aggregate Index (Hedged) was 5.28 years. As of December 31, 2005, the duration of the Worldwide Core Portfolio was 5.48 years.

Investment Policies:
The Portfolio invests primarily in investment grade debt securities from worldwide bond markets, denominated in both U.S. dollars and foreign currencies. The Portfolio will maintain investments in debt securities of issuers from at least three different countries including the U.S. At least 35% of the Portfolio's total assets will be invested in debt securities and their related instruments from jurisdictions outside the U.S. As a fundamental policy, to the extent feasible, the Portfolio will actively utilize currency hedging techniques to hedge at least 65% of its total assets. The Portfolio will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment. For temporary defensive purposes, up to 100% of the Portfolio's total assets may be invested in U.S. government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers. Under normal circumstances, the Portfolio will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry will be deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset- and mortgage-backed securities.

Principal Investments:
•  Asset-Backed Securities
•  Bank Obligations
•  Corporate Debt Instruments
•  Derivative Instruments
•  Dollar Roll Transactions
•  Foreign Debt Instruments
•  Mortgage-Backed Securities
•  Other Investment Companies
•  TBA Transactions
•  U.S. Government and Agency Securities

INTERNATIONAL PORTFOLIO
Investment Objective:	To attain a high level of total return as may be consistent with the preservation of capital.

Principal Investment Strategies:
The Portfolio invests primarily in investment grade debt securities from foreign bond markets and denominated in foreign currencies (minimum rating of BBB- by S&P, Baa3 by Moody's, BBB- by Fitch or a comparable rating or higher from a NRSRO, or if the security is unrated, of comparable credit quality in the judgment of the Investment Adviser/Sub-Adviser). The performance objective of the Portfolio is to outperform an index that the portfolio manager believes is an appropriate benchmark for the Portfolio. The current index used by the portfolio manager for the Portfolio is the Lehman Brothers Global Aggregate Index (ex-USD). (The Lehman Brothers Global Aggregate Index (ex-USD) provides a broad-based measure of the international investment grade bond market. The Lehman Brothers Global Aggregate Index (ex-USD) combines non-U.S. dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index. The index is not available for investment and, unlike the Portfolio, does not incur expenses).

Minimum Quality Rating:	S&P: BBB-	Moody's: Baa3	S&P (Short-Term): A-2	Moody’s (Short-Term): P-2	Fitch: BBB-	Average Portfolio Quality: A
Duration:
The Portfolio's weighted average duration generally will not differ from the weighted average duration of the Lehman Brothers Global Aggregate Index (ex-USD) by more than 2 years. As of December 31, 2005, the duration of the Lehman Brothers Global Aggregate Index (ex-USD) was 5.73 years. As of December 31, 2005, the duration of the International Portfolio was 5.87 years.

Investment Policies:
The Portfolio invests primarily in investment grade debt securities from foreign bond markets or denominated in foreign currencies. The Portfolio will maintain investments in debt securities of issuers from at least three different countries. At least 65% of the Portfolio's total assets will be invested in debt securities from jurisdictions outside the U.S. or denominated in currencies other than the U.S. dollars. The Portfolio will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment. For temporary defensive purposes, up to 100% of the Portfolio's total assets may be invested in U.S. government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers. Under normal circumstances, the Portfolio will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry will be deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset- and mortgage-backed securities.

Principal Investments:
Debt Instruments, including:
•  Asset-Backed Securities
•  Bank Obligations
•  Corporate Debt Instruments
•  Derivative Instruments
•  Government Debt Instruments
•  Indexed Notes
•  Interest Rate Futures
•  Mortgage-Backed Securities
•  Other Investment Companies

U.S. INFLATION-INDEXED PORTFOLIO

Investment Objective:	To attain a high level of total return in excess of inflation as may be consistent with the preservation of capital.

Principal Investment Strategies:
The Portfolio invests primarily in bonds that are denominated in U.S. dollars and that have a coupon rate and/or principal amount linked to the inflation rate, and derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate. The performance objective of the Portfolio is to outperform an index that the portfolio manager believes is an appropriate benchmark for the Portfolio. The current index used by the portfolio manager for the Portfolio is the Lehman Brothers U.S. Treasury Inflation Note Index. (The Lehman Brothers U.S. Treasury Inflation Note Index is comprised of bonds that have cash flows linked to an inflation index. These securities protect against adverse inflation and provide a minimum level of real return. Each bond in the Index will be adjusted monthly for changes in the Consumer Price Index ("CPI") (non-seasonally adjusted). All bonds included in the Index are issued by the U.S. Treasury. In addition, the bonds must have more than one year to maturity. The index is not available for investment and, unlike the Portfolio, does not incur expenses.)

Minimum Quality Rating:	S&P: BBB-	Moody's: Baa3	S&P (Short-Term): A-2	Moody’s (Short-Term): P-2	Fitch: BBB-	Average Portfolio Quality: AA (Aa)
Duration:
The Portfolio's U.S. dollar-weighted average real duration generally will not differ from the weighted average duration of the Lehman Brothers U.S. Treasury Inflation Note Index by more than 2 years. As of December 31, 2005, the real duration of the Lehman Brothers U.S. Treasury Inflation Note Index was 8.18 years. As of December 31, 2005, the real duration of the U.S. Inflation-Indexed Portfolio was 8.20 years. Real duration measures the price sensitivity of a bond as real interest rates (i.e. nominal interest rates adjusted for inflation) move up and down.

Investment Policies:
Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) must be invested in inflation-indexed securities that are denominated in U.S. dollars and derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate. The Portfolio will invest in derivatives as a substitute for direct investment in inflation-indexed securities. In addition, up to 20% of the Portfolio’s net assets (including borrowings for investment purposes) may be invested in foreign inflation-indexed securities (sovereign issues only) whose returns may be hedged into U.S. dollars, U.S. government and agency securities that are not indexed to inflation, and corporate bonds denominated in U.S. dollars or foreign currencies. For temporary defensive purposes, up to 100% of the Portfolio's total assets may be invested in U.S. government securities (including those not indexed for inflation), cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "non-diversified" under the 1940 Act, meaning that it may invest in securities of a limited number of issuers.

Principal Investments:	• Derivative Instruments • Inflation-Indexed Securities • Other Investment Companies

GLOBAL INFLATION-INDEXED HEDGED PORTFOLIO
Investment Objective:	To attain a high level of return in excess of inflation as may be consistent with the preservation of capital.
Principal Investment Strategies:
The Portfolio invests primarily in securities from worldwide bond markets that are denominated in both U.S. dollars and foreign currencies and have a coupon rate and/or principal amount linked to the local or regional inflation rate. The performance objective of the Portfolio is to outperform an index that the portfolio manager believes is an appropriate benchmark for the Portfolio. The current index used by the portfolio manager for the Portfolio is the Barclays Global Inflation-Linked Bond Index Hedged. (The Barclays Global Inflation-Linked Bond Index Hedged is comprised of sovereign inflation-linked debt currently issued in Australia, Canada, France, Germany, Italy, Japan, Sweden, the United States and the United Kingdom, with returns expressed in U.S. dollar hedged terms. Other countries may be added to the Index from time to time. The index is not available for investment and, unlike the Portfolio, does not incur expenses.)

Minimum Quality Rating:	S&P: BBB-	Moody’s: Baa3	S&P (Short-Term): A-2	Moody’s (Short-Term): P-2	Fitch: BBB-	Average Portfolio Quality: AA (Aa)
Duration:
The Portfolio's U.S. dollar-weighted average real duration generally will not differ from the weighted average duration of the Barclays Global Inflation-Linked Bond Index Hedged by more than 2 years. As of December 31, 2005, the real duration of the Barclays Global Inflation-Linked Bond Index Hedged was 9.87 years. As of December 31, 2005, the real duration of the Global Inflation-Indexed Hedged Portfolio was 9.93 years. Real duration measures the price sensitivity of a bond as real interest rates (i.e. nominal interest rates adjusted for inflation) move up and down.

Investment Policies:
Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) must be invested in inflation-indexed securities. The Portfolio will attempt to actively utilize currency hedging techniques. The Portfolio is not required to invest any minimum percentage of its assets in debt securities of issuers located outside the U.S. nor in any minimum number of countries or currencies. The Portfolio will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment. For temporary defensive purposes, up to 100% of the Portfolio's total assets may be invested in U.S. government securities (including those not indexed for inflation), cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "non-diversified" under the 1940 Act, meaning that it may invest in securities of a limited number of issuers. Under normal circumstances, the Portfolio will invest more than 25% of its total assets in securities issued by the foreign governments included in the Index (the “Government Group”). Except for securities issued by the Government Group, the Portfolio will not invest more than 25% of its total assets in any industry or foreign government. If the Portfolio invests more than 25% of its total assets in securities of a single issuer in the Government Group, the percentage of that issuer’s securities in the Portfolio will not be more than fifteen percentage points higher than that issuer’s weighting in the Barclays Global Inflation-Linked Bond Index Hedged, the Portfolio’s benchmark index, or any replacement benchmark index that is selected and approved by the FFTW Funds, Inc. (the “Fund’s”) Board of Directors. In the event that the Fund’s Board of Directors seeks to replace the Portfolio’s benchmark index, the Portfolio’s shareholders will be given sixty (60) days’ prior notice of the change.

Principal Investments:	• Derivative Instruments • Inflation-Indexed Securities • Other Investment Companies

PRINCIPAL INVESTMENT RISKS

"Risk" is the chance that you may lose money on an investment or that you will not earn as much as you expect. The greater the risk, the greater the possibility of losing money.

All of the Portfolios are affected by changes in the U.S. or foreign economies, or in individual securities.

The possibility also exists that investment decisions of portfolio managers will not accomplish what they are designed to achieve. No assurance can be given that a Portfolio's investment objective will be achieved.

The Investment Adviser may change the index against which a Portfolio’s performance is measured at any time, subject to review by the Fund’s Board of Directors.

The Portfolios may invest in securities issued by the U.S. government, its agencies or sponsored enterprises. Although U.S. government securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities and instrumentalities or sponsored enterprises, such as the GNMA, are backed by the full faith and credit of the U.S. Treasury, while others, such as FNMA, Freddie Mac and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities, or sponsored enterprises if it is not obliged to do so by law. Investments in the U.S. Short-Term Portfolio are neither guaranteed nor insured by the United States government.

The high portfolio turnover of each Portfolio may result in greater transaction costs, and may increase the amount of taxes payable by a shareholder.

The risks associated with each Portfolio depend on its investment strategy and the types of securities it holds. The principal risks affecting each Portfolio are indicated as follows:

Risks:	U.S. Short-Term	Limited Duration	Mortgage- Backed	Worldwide	Worldwide Core	International	U.S. Inflation-Indexed	Global Inflation-Indexed Hedged
Banking industry risk	.	.	.	.	.	.
Concentration risk	.	.	.	.	.	.		.
Credit risk	.	.	.	.	.	.	.	.
Currency risk				.	.	.	.	.
Derivatives risk	.	.	.	.	.	.	.	.
Foreign risk		.		.	.	.	.	.
Interest rate risk	.	.	.	.	.	.	.	.
Liquidity risk	.	.	.	.	.	.	.	.
Non-diversification risk		.	.	.	.	.	.	.
Prepayment risk	.	.	.	.	.	.

Banking industry risk:	Investing in bank obligations exposes a Portfolio to risks associated with the banking industry, such as interest rate and credit risks.

Concentration risk:
A Portfolio that invests more than 25% of its total assets in the securities of issuers in any one industry is exposed to the risk that factors affecting that industry will have a greater effect on the Portfolio than they would if the Portfolio invested in a diversified number of unrelated industries.

Credit risk:
Debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. In addition, lower rated securities have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments and thus default. The lower the ratings of such debt securities, the greater their credit risk.

Currency risk:
Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. When synthetic and cross-hedges are used, the net exposure of a Portfolio to any one currency may be different from that of its total assets denominated in such currency.

Derivatives risk:
Derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives, including futures contracts, may also have a leveraging effect, which may increase the volatility of the Portfolio. The use of derivatives may reduce returns for the Portfolio.

Foreign risk:
Investing in foreign securities exposes a Portfolio to risks such as political and economic instability, currency devaluation and high inflation rates, which may result in Portfolio losses and higher volatility.

Interest rate risk:
Debt securities are subject to the risk that the market value will decline because of rising interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Liquidity risk:	Certain securities may be difficult or impossible to sell at favorable prices within the desired time frame.

Non- diversification risk:
A non-diversified Portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries than a diversified Portfolio. This vulnerability to factors affecting a single investment can result in greater Portfolio losses and volatility.

Prepayment risk:	A Portfolio that invests in mortgage-backed and other asset-backed securities is exposed to the risk that such securities may repay principal either faster or slower than expected.

A description of the Fund’s policies and procedures regarding the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

RISK/RETURN BAR CHARTS AND TABLES

The following charts and tables give some indication of the risks of investing in the Portfolios. These charts and tables illustrate the changes in each Portfolio's yearly performance and show how each Portfolio's average returns for 1, 5 and 10 years (or since inception if a Portfolio has not been in existence for 5 or 10 years) compared with a Portfolio’s benchmark index. Past performance, before and after taxes, is not necessarily an indication of how a Portfolio will perform in the future.

For the Calendar Years Ended December 31

U.S. Short-Term Portfolio - Advisor Class
Annual Total Return

During the ten-year period shown in the U.S. Short-Term Portfolio's bar chart, the highest quarterly return was 2.02% (quarter ending 12/31/00) and the lowest quarterly return was -0.37% (quarter ending 12/31/02).

For the Calendar Years Ended December 31

Limited Duration Portfolio - Advisor Class
Annual Total Return

During the ten-year period shown in the Limited Duration Portfolio's bar chart, the highest quarterly return was 3.13% (quarter ending 9/30/01) and the lowest quarterly return was -0.82% (quarter ending 6/30/04).

For the Calendar Years Ended December 31

Mortgage-Backed Portfolio - Advisor Class
Annual Total Return

During the nine-year period shown in the Mortgage-Backed Portfolio's bar chart, the highest quarterly return was 3.99% (quarter ending 9/30/01) and the lowest quarterly return was -1.10% (quarter ending 6/30/99).

For the Calendar Years Ended December 31

Worldwide Portfolio - Advisor Class
Annual Total Return
During the ten-year period shown in the Worldwide Portfolio's bar chart, the highest quarterly return was 8.85% (quarter ending 9/30/98) and the lowest quarterly return was -3.73% (quarter ending 3/31/99).

For the Calendar Years Ended December 31

Worldwide Core Portfolio - Advisor Class
Annual Total Return

During the ten-year period shown in the Worldwide Core Portfolio's bar chart, the highest quarterly return was 5.66% (quarter ending 9/30/98) and the lowest quarterly return was -0.91% (quarter ending 6/30/04).

For the Calendar Years Ended December 31

International Portfolio - Advisor Class
Annual Total Return
During the nine-year period shown in the International Portfolio's bar chart, the highest quarterly return was 13.95% (quarter ending 6/30/02) and the lowest quarterly return was -5.28% (quarter ending 3/31/99).

For the Calendar Years Ended December 31*

U.S. Inflation-Indexed Portfolio - Advisor Class
Annual Total Return
During the four-year period shown in the U.S. Inflation-Indexed Portfolio's bar chart, the highest quarterly return was 7.88% (quarter ending 9/30/02) and the lowest quarterly return was -2.87% (quarter ending 6/30/04).

*The Board of Directors approved changes, effective January 1, 2003, to the Portfolio’s investment policies to permit the Portfolio to invest primarily in inflation-indexed securities denominated in U.S. dollars and to eliminate the requirement that the Portfolio seek to hedge at least 65% of its assets. The Board also changed the name of the Portfolio from the Inflation-Indexed Hedged Portfolio to the U.S. Inflation-Indexed Portfolio.

For the Calendar Years Ended December 31

Global Inflation-Indexed Hedged Portfolio - Advisor Class
Annual Total Return

During the two-year period shown in the Global Inflation-Indexed Hedged Portfolio's bar chart, the highest quarterly return was 3.55% (quarter ending 9/30/04) and the lowest quarterly return was -1.32% (quarter ending 6/30/04).

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDING DECEMBER 31, 2005)*	Past 1 Year	Past 5 years	Past 10 years	Since Inception**

U.S Short-Term Portfolio - Advisor Class
Return Before Taxes	3.32	2.45	3.95	N/A
Return After Taxes on Distributions	2.03	1.22	2.17	N/A
Return After Taxes on Distributions and Sale of Fund Shares	2.15	1.35	2.26	N/A
Merrill Lynch 3-6 Month Treasury Index***	3.04	2.43	4.01	N/A

Limited Duration Portfolio - Advisor Class
Return Before Taxes	2.31	3.92	5.01	N/A
Return After Taxes on Distributions	0.80	2.30	3.00	N/A
Return After Taxes on Distributions and Sale of Fund Shares	1.49	2.39	3.04	N/A
Merrill Lynch 1-3 Year Treasury Index***	1.67	3.67	4.79	N/A

Mortgage-Backed Portfolio - Advisor Class
Return Before Taxes	3.16	5.47	N/A	6.61
Return After Taxes on Distributions	1.51	3.47	N/A	4.05
Return After Taxes on Distributions and Sale of Fund Shares	2.03	3.46	N/A	4.05
Lehman Brothers Mortgage-Backed Securities Index***	2.61	5.44	N/A	6.43

Worldwide Portfolio - Advisor Class
Return Before Taxes	-5.03	6.56	5.38	N/A
Return After Taxes on Distributions	-8.86	3.86	3.03	N/A
Return After Taxes on Distributions and Sale of Fund Shares	-3.10	4.07	3.19	N/A
Lehman Brothers Global Aggregate Index (Unhedged)***	-4.49	6.80	5.34	N/A

Worldwide Core Portfolio - Advisor Class
Return Before Taxes	3.62	5.41	7.11	N/A
Return After Taxes on Distributions	2.86	3.78	4.52	N/A
Return After Taxes on Distributions and Sale of Fund Shares	2.35	3.64	4.46	N/A
Lehman Brothers Global Aggregate Index (Hedged)***	4.28	5.57	6.61	N/A

International Portfolio - Advisor Class
Return Before Taxes	-9.77	7.26	N/A	5.36
Return After Taxes on Distributions	-12.38	4.28	N/A	2.75
Return After Taxes on Distributions and Sale of Fund Shares	-6.17	4.53	N/A	3.02
Lehman Brothers Global Aggregate Index (ex-USD)***	-8.65	7.64	N/A	4.73

U.S. Inflation-Indexed Portfolio - Advisor Class
Return Before Taxes	3.44	N/A	N/A	8.62
Return After Taxes on Distributions	1.20	N/A	N/A	5.90
Return After Taxes on Distributions and Sale of Fund Shares	2.31	N/A	N/A	5.84
Lehman Brothers U.S. Treasury Inflation Note Index***	2.84	N/A	N/A	8.56

Global Inflation-Indexed Hedged Portfolio - Advisor Class
Return Before Taxes	5.33	N/A	N/A	7.03
Return After Taxes on Distributions	2.75	N/A	N/A	4.76
Return After Taxes on Distributions and Sale of Fund Shares	3.51	N/A	N/A	4.69
Barclays Global Inflation-Linked Bond Index (Hedged)***	5.72	N/A	N/A	7.03

* After tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The Portfolios’ past performance, before and after taxes, is not necessarily an indication of how the Portfolios will perform in the future. Total return would have been lower had certain expenses not been waived or reimbursed. The indices listed in the chart above do not reflect deductions for fees, expenses or taxes.

**Portfolio Inception Dates:

1.	Mortgage Backed Portfolio: 4/29/96
2.	International Portfolio: 5/9/96
3.	U.S. Inflation-Indexed Portfolio: 1/2/01
4.	Global Inflation-Indexed Hedged Portfolio: 1/14/03

***The benchmark reflects no deduction for fees, expenses or taxes.

FEE TABLE

This Table describes the fees and expenses that you may pay if you buy, hold or sell shares of a Portfolio’s Advisor Class.

Portfolio Name	U.S. Short-Term	Limited Duration	Mortgage-Backed	Worldwide	Worldwide Core	International	U.S. Inflation-Indexed	Global Inflation-Indexed Hedged
Shareholder Fees (Fees Paid Directly from Your Investment)	None	None	None	None	None	None	None	None
Annual Fund Operating Expenses (Expenses that are Deducted from Fund Assets)
Management Fees	0.30%	0.35%	0.30%	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution Fees (12b-1)	None	None	None	None	None	None	None	None
Other Expenses[1]	0.24%	0.23%	0.28%	0.29%	0.52%	0.35%	0.20%	0.47%
Total Annual Fund Operating Expenses	0.54%	0.58%[4]	0.58%	0.69%	0.92%[4]	0.75%	0.60%[3]	0.87%[3]
Contractually Waived Fees	0.15%			0.09%
Net Annual Fund Operating Expenses	0.39%[2]			0.60%[2]

1Under an Administration Agreement dated August 15, 2003 between the Fund and Investors Bank & Trust Company (“Investors Bank” or “the Administrator”), the Administrator provides administrative services to each Portfolio for an administrative fee. Under an Operations Monitoring Agent Agreement effective August 15, 2003, Vastardis Fund Services LLC earns a fee for providing operations monitoring services to the Fund.

2Pursuant to the Investment Advisory Agreements for the U.S. Short-Term Portfolio and the Worldwide Portfolio, the Total Operating Expenses of each Portfolio are capped at 0.40% and 0.60%, respectively, (on an annualized basis) of that Portfolio’s average daily net assets, through April 30, 2007. The contractual expense cap for the U.S. Short-Term Portfolio includes a voluntary waiver by the Investment Adviser of 0.15% of its management fees. Such voluntary fee waiver can be terminated at any time.

3The Investment Adviser has voluntarily agreed to cap the Total Fund Operating Expenses of the U.S. Inflation-Indexed Portfolio and the Global Inflation-Indexed Hedged Portfolio at 0.35% and 0.50%, respectively (on an annualized basis), of that Portfolio's average daily net assets, which includes a voluntary waiver of 0.20% of its management fees for each of these Portfolios. Such voluntary expense caps and fee waivers can be terminated at any time.

4The Investment Adviser has voluntarily agreed to waive 0.20% of its management fees for the Limited Duration Portfolio and 0.15% of its management fees for the Worldwide Core Portfolio. After such voluntary fee waivers, the Net Annual Fund Operating Expenses of the Limited Duration and Worldwide Core Portfolios are 0.38% and 0.76%, respectively. Such voluntary fee waivers can be terminated at any time.

EXPENSE TABLE EXAMPLE

The following table is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Portfolio’s Advisor Class for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Portfolio's Advisor Class operating expenses remain the same, except that the contractually waived fees reflected in the fee table for the U.S. Short-Term and Worldwide Portfolios’ Advisor Class are in effect for the one year time period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio Name	1 Year	3 Years	5 Years	10 Years
U.S. Short-Term	$40	$158	$287	$663
Limited Duration	$59	$186	$324	$726
Mortgage-Backed	$59	$186	$324	$726
Worldwide	$61	$212	$375	$850
Worldwide Core	$94	$293	$509	$1,131
International	$77	$240	$417	$930
U.S. Inflation-Indexed	$61	$192	$335	$750
Global Inflation-Indexed Hedged	$89	$278	$482	$1,073

FUND MANAGEMENT

BOARD OF DIRECTORS

The Board of Directors of the Fund is responsible for the overall management and supervision of the Portfolios, each a series of the Fund. The Fund's Directors are Stephen P. Casper, John C Head III, Lawrence B. Krause, Saul H. Hymans and Andrea Redmond. Additional information about the Directors and the Fund's executive officers may be found in the SAI under the heading "Management of the Fund."

INVESTMENT ADVISER

Subject to the direction and authority of the Board of Directors, FFTW serves as Investment Adviser to the Portfolios. The Investment Adviser conducts investment research and is responsible for the purchase, sale or exchange of the Portfolios' assets. Organized in 1972, the Investment Adviser is registered with the Commission and is a New York corporation that, with its affiliated companies, managed approximately $39.7 billion in assets, as of December 31, 2005, for numerous fixed-income portfolios. The Investment Adviser, together with its affiliates, currently advises institutional clients including banks, central banks and pension funds. The Investment Adviser also serves as the adviser or the sub-adviser to domestic and international pooled investment vehicles. The Investment Adviser's offices are located at 200 Park Avenue, New York, New York 10166. The Investment Adviser is directly wholly-owned by Charter Atlantic Corporation, a New York corporation. Each Portfolio paid the Investment Adviser for its services in the twelve months ended December 31, 2005, at the annual percentage rate described below, based on each Portfolio's average daily net assets.

PORTFOLIO NAME	MANAGEMENT FEE RATES*
U.S Short-Term	0.15%
Limited Duration	0.15%
Mortgage-Backed	0.30%
Worldwide	0.40%
Worldwide Core	0.25%
International	0.40%
U.S. Inflation-Indexed	0.20%
Global Inflation-Indexed Hedged	0.20%

*Management fees for all Portfolios except the Mortgage-Backed, Worldwide Portfolio and the International Portfolio show Management Fee Rates after the voluntary waiver of Management Fees.

INVESTMENT SUB-ADVISER

The Sub-Adviser, a corporate partnership organized under the laws of the United Kingdom and an affiliate of the Investment Adviser, serves as Sub-Adviser to the Worldwide, Worldwide Core, International and Global Inflation-Indexed Hedged Portfolios. Organized in 1989, the Sub-Adviser is a U.S.-registered investment adviser and managed approximately $14.9 billion in multi-currency fixed-income portfolios for institutional clients as of December 31, 2005. The Investment Adviser pays any compensation to the Sub-Adviser from its advisory fee. The Sub-Adviser's annual fee is equal to the advisory fee for each of the Worldwide, Worldwide Core, International and Global Inflation-Indexed Hedged Portfolios after any waivers. The Sub-Adviser's offices are located at 2 Royal Exchange, London, EC3V 3RA. The Sub-Adviser is directly and indirectly wholly-owned by Charter Atlantic Corporation, a New York corporation.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL

A discussion of the basis for the Board of Directors’ approval of the advisory and sub-advisory contracts for the Portfolios is available in the Funds’ semi-annual report to shareholders for the period ended June 30, 2005.

PORTFOLIO MANAGERS

FFTW uses a team approach for determining its broad investment strategy for interest rate risk, currency risk and sector allocation. The full portfolio team, comprised of the sector specialist teams for Sovereign Bonds, Corporate Bonds, Structured Products and Foreign Exchange, meets once a week to determine the firm’s overall strategy for global bond and currency markets. The translation of the firm-wide investment strategy into a specific strategy for each Portfolio of the Fund in a manner that complies with each Portfolio’s specific investment objectives and restrictions is the responsibility of a specific portfolio manager. The portfolio manager determines the broad risk parameters and overall sector and interest rate strategy for the Portfolio. The portfolio manager relies on the sector specialist teams to select the specific securities for each Portfolio. The biographical information for each portfolio manager of the Fund is set forth below.

Additional information about each portfolio manager, including how each is compensated, other accounts each manages and each portfolio manager’s ownership of Fund securities is located in the SAI.

RICHARD WILLIAMS, CHIEF INVESTMENT OFFICER, MANAGING DIRECTOR. Mr. Williams joined FFTW in 1995 and has held his position since 2003. Previously he was a market specialist focusing on European fixed income markets. In addition to having overall responsibility for the investment team he is a portfolio manager for global bond portfolios. He is also the lead portfolio manager for FFTW’s absolute return strategies. Mr. Williams joined FFTW from Deutsche Bank, where he worked as an analyst in the fixed income research department for two years. Mr. Williams has an MA in mathematics from Lincoln College, Oxford University, and completed an MBA from City University Business School while at FFTW. He is a Fellow of the Institute of Actuaries and has lectured in Finance at Moscow State University.

JOHN CAREY, CFA, MANAGING DIRECTOR. Mr. Carey joined FFTW in 1998. Mr. Carey is head of the Structured Securities Team and a member of the firm’s Investment Strategy Group. He is the portfolio manager for the firm’s mortgage and short duration products. His market responsibilities are focused on fixed-rate CMOs and CMO derivatives. Mr. Carey was previously a Limited Partner at Atlantic Portfolio Analytics and Management (APAM), where he traded mortgage-backed securities and agency CMOs. Prior to joining APAM, Mr. Carey was a Senior Vice President in charge of secondary marketing for the Chase Manhattan Mortgage Corporation. Mr. Carey holds an MBA in finance from New York University (1988) and a BA in mathematical economics from Colgate University (1985). He is a member of the New York Society of Security Analysts.
DAVID J. MARMON, MANAGING DIRECTOR. Mr. Marmon joined FFTW in 1990. He leads the US Corporate Credit Team, which determines the security selection of corporate and high yield bonds. He is also one of senior portfolio managers on the Investment Strategy Group, which determines the investment strategy and sector allocations for all portfolios under FFTW’s management. Before joining FFTW, Mr. Marmon was head of futures and options research at Yamaichi International (America). His responsibilities at Yamaichi included the generation of trade ideas, daily analysis of market opportunities and the preparation of research reports. He was previously a financial analyst and strategist at the First Boston Corporation, where he developed hedging programs for financial institutions and industrial firms. He also performed historical and scenario analyses of the futures and options markets for traders and clients. Mr. Marmon began his career in finance as a research analyst on Chase Manhattan Bank’s arbitrage and municipal trading desks. Mr. Marmon earned a BA summa cum laude in economics from Alma College (1980) and an MA in economics from Duke University (1982), where he also pursued doctoral studies.

KENNETH O’DONNELL, CFA, PORTFOLIO MANAGER. Mr. O’Donnell joined FFTW in 2002. Currently, he manages portfolios of structured securities consisting primarily of asset-backed (ABS) and mortgage-backed securities (MBS) as well as agency and US government securities. He is also responsible for the management of money market, short and short-intermediate portfolios. Mr. O’Donnell was previously with Standish Mellon Asset Management in Boston. There, he worked as an asset-backed security specialist in the structured products group. His primary responsibilities included managing ABS, MBS and commercial mortgage backed securities (CMBS) exposures in diversified grouping of client portfolios. Prior to entering the finance industry, Mr. O’Donnell worked as a mechanical engineer in the Commercial Systems’ Group of the TRANE Company in Boston. Mr. O’Donnell holds a BS in mechanical engineering from Syracuse University and an MS in finance from Boston College. He is a member of the New York Society of Security Analysts.

PAUL J. ZHAO, PORTFOLIO MANAGER. Mr. Zhao joined FFTW in 2004. He is the portfolio manager for the firm’s US government and inflation-linked mandates, short duration sovereign portfolios, and global inflation-linked bond funds. Mr. Zhao joined FFTW after eight years at Teachers Insurance & Annuity Association - College Retirement Equities Fund (TIAA-CREF), most recently of which he served as a director and head of inflation-linked portfolio management. His other primary responsibilities at TIAA-CREF included designing interest rate hedging strategies for TIAA’s general fixed income account, co-managing various core plus style bond mutual funds, 529 plans and the CREF Bond Market Account. Mr. Zhao has extensive experience in trading US Treasury bonds, agency obligations, and inflation-linked securities. Mr. Zhao earned an MBA with a concentration in finance theory from Yale University (1996) and a BS in finance from Southern Connecticut State University (1993). He also studied graduate-level mathematics/statistics at Columbia University from 1997-1999.

SHAREHOLDER INFORMATION

PURCHASES

Portfolio Advisor Class shares may be purchased directly from the Fund, or obtained by employing the services of an outside broker or agent. Such broker or agent may charge a fee for its services. The minimum initial required investment for purchasing Advisor Class shares of a Portfolio is $250,000; such minimum may be waived at the discretion of the Fund. Subsequent investments may be of any amount. There are no loads or 12b-1 distribution fees imposed on Advisor Class shares of the Portfolios. Shares of the U.S. Short-Term Portfolio will begin accruing dividends on the day Federal funds are received.

Purchases of shares of all the Portfolios may be made on any Business Day (as defined below). For all Portfolios, “Business Day” means any Monday through Friday that the New York Stock Exchange is open. At the present time, the New York Stock Exchange is closed on: New Year’s Day, Dr. Martin Luther King’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

With the exception of the U.S. Short-Term Portfolio, the Portfolios are designed as long-term investments and, therefore, do not accommodate activities believed by the Portfolio to constitute “market timing” or other trading strategies that entail rapid or frequent purchases, sales or exchanges which could disrupt orderly management of a Portfolio’s investments (“disruptive trading”). The U.S. Short-Term Portfolio also does not accommodate market timing or disruptive trading. However, because this Portfolio is used as a cash sweep vehicle for shareholders, it may experience frequent purchases, sales or exchanges. Trading activity of this type is not considered disruptive to this Portfolio.

Market timing and disruptive trading can harm the interests of a Portfolio and its long-term investors. Portfolios that invest in foreign securities may be particularly susceptible to frequent trading strategies. This is because time zone differences among international stock markets can allow a shareholder engaging in a short-term strategy to exploit portfolio share prices that are based on closing prices of securities established some time before the portfolio calculates its own share price. The Board of Directors of the Fund has adopted policies and procedures with respect to frequent trading in Portfolio shares. These policies and procedures are reasonably designed to monitor a Portfolio’s trading activity and discourage disruptive trading and, in cases where disruptive trading activity is detected, to take action to stop such activity.

In order to ensure compliance with the Fund's procedures and to protect the interests of long-term investors, the Fund monitors trading in Portfolio shares by direct and beneficial shareholders. The Fund works with intermediaries that sell or facilitate distribution of Portfolio shares to identify abusive trading practices in omnibus accounts. The Fund reserves the right to take appropriate action as it deems necessary including, but not limited to, refusing to accept purchase orders in order to protect the interests of long-term shareholders.

Although the Fund takes certain steps, including the monitoring of subscription and redemption activity, to prevent abusive trading practices, there can be no guarantee that all such practices will be detected or prevented.

WIRING INSTRUCTIONS

To:	Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02117
ABA Number:	011001438
Account Name:	Quasar Distributors, LLC - Fund Purchase Account
Account Number:	933333333
Reference:	(Indicate Portfolio name)

TO PURCHASE SHARES

Portfolio Name	When Net Asset Value (NAV) is determined	When & how shares may be purchased	Procedure for same day purchases	Result of late notification or Delay in receipt of funds
• U.S. Short-Term • Limited Duration • Mortgage-Backed • Worldwide • Worldwide Core • International • U.S. Inflation-Indexed • Global Inflation-Indexed Hedged	• All Business Days
• Any Business Day

• Submitted orders must include a completed account application.

• Federal funds must be wired to Quasar’s “Fund Purchase Account” at Investors Bank & Trust Company, (“Investors Bank;” or the “Transfer Agent”). The Fund does not accept Purchases except by wire.

• Purchasers must call Investors Bank at (800) 247-0473 prior to 4:00 p.m. ET to inform the Portfolio of the incoming wire transfer.

• Purchasers must indicate which Portfolio is to be purchased.

• If Federal funds are received by the Portfolio that day, the order will be effective that day. Price of shares is based on the next calculation of NAV after the order is placed.

• The Portfolio must receive Notice before 4:00 p.m. (wire may be received after 4:00 p.m. ET) for shares to be bought at that day’s price.

• Shares will be bought at the Next Business Day’s price if the wire is received after 4:00 p.m. ET and no notice is given.

REDEMPTIONS

All Portfolio shares (fractional and full) will be redeemed upon shareholder request. The redemption price will be the next net asset value per share, determined after the Transfer Agent receives proper notice of redemption (see table below).

Redemption of shares of all Portfolios may be made on any Business day (as defined above). In the event that banks are not open on a day that your transaction is scheduled to occur (examples include Veteran’s Day and Columbus Day), settlement will occur on the following business day.

Shares may be redeemed by employing the services of an outside broker or agent or may be redeemed directly from the Fund. Such broker or agent may charge a fee for its services. There are no loads imposed by the Fund. No charge is imposed by the Fund to redeem shares; however, a shareholder’s bank may impose its own wire transfer fee for receipt of the wire. The Fund may execute redemptions in any amount requested by the shareholder up to the amount the shareholder has invested in the Portfolio.

A shareholder may change the authorized agent or the account designated to receive redemption proceeds at any time by writing to the Transfer Agent with an appropriate signature guarantee. Further documentation may be required when deemed appropriate by the Transfer Agent.

A telephone redemption option is made available to shareholders on the Fund’s Account Application. The Fund or the Transfer Agent may employ procedures designed to confirm that instructions communicated by telephone are genuine. If the Fund or the Transfer Agent does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. The Fund or the Transfer Agent may require personal identification codes and will only wire funds through pre-existing bank account instructions. No bank instruction changes will be accepted via telephone.

If a shareholder wishes to add or change telephone redemption options after an account in a Portfolio has been established, the shareholder must provide the Transfer Agent with the request in writing. The shareholder’s signature must also have an appropriate signature guarantee. Other documentation may also be required; please check with the Transfer Agent for specifics.

Shareholders who do not elect telephone redemption privileges must submit their redemption requests in writing with an authorized signer’s signature appropriately guaranteed. Additional documentation may also be required. Please contact the Transfer Agent for details prior to submitting any written requests.

In an attempt to reduce expenses, the Fund may redeem shares of any Advisor Class shareholder whose Portfolio account has a net asset value lower than $250,000. An involuntary redemption will not occur when decreases in investment value result solely from adverse market conditions. The Fund will give 60 days’ prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the applicable Portfolio to avoid such redemption. The Fund may also redeem shares in a shareholder’s account as reimbursement for loss due to the failure of a check or wire to clear in payment of shares purchased.

TO REDEEM SHARES

Shareholders must provide the following information:
1.  The dollar or share amount to be redeemed;
2.  The account to which the redemption proceeds should be wired (this account will have been previously designated by the shareholder on the Account Application);
3.  The name of the shareholder; and
4.  The shareholder’s account number.

Shareholders should call the Transfer Agent at (800) 247-0473 to request a redemption.

Portfolio Name	When redemption effective	Result of late notification of redemption
• U.S. Short-Term • Limited Duration • Mortgage-Backed • Worldwide • Worldwide Core • International • U.S. Inflation-Indexed • Global Inflation-Indexed Hedged
•  If notice is received by the Transfer Agent by 4:00 pm ET on any Business Day, the redemption will be effective and payment will be made within seven calendar days, but generally the next business day following receipt of such notice for all Portfolios (except on days where the Fund is open but banks are not open). Price of shares is based on the next calculation of the NAV after the order is placed.
• If notice is received by the Transfer Agent on a non-business day or after 4:00 p.m. ET on a Business Day, the redemption notice will be deemed received as of the next Business Day.

PRICING OF PORTFOLIO SHARES

The price for Portfolio shares is based on the next calculation of the Portfolio’s net asset value per share after a purchase or redemption order is placed. Portfolio net asset value is calculated by: (1) adding the market value of all the Portfolio’s assets; (2) subtracting all of the Portfolio’s liabilities; and then (3) dividing by the number of shares outstanding and adjusting to the nearest cent.

For all Portfolios, net asset values are calculated by Investors Bank as of 4:00 p.m. ET on each Business Day.

All Portfolio investments are valued daily at their market price, if available, which results in unrealized gains or losses. Readily marketable fixed-income securities are valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Adviser to reflect the fair market value of such securities. Securities traded on an exchange are valued at their last sales price on that exchange. Securities and other financial instruments for which over-the-counter market quotations are available are valued at the latest bid price (asked price for short positions). Time deposits and repurchase agreements are generally valued at their cost plus accrued interest. All foreign holdings, receivables and payables, are valued daily at the mean foreign exchange rate. Securities with maturities less than 60 days are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

To the extent that a Portfolio invests in foreign securities, these securities may be listed on foreign exchanges that trade on days when a Portfolio does not price its shares. As a result, the net asset value per share of a Portfolio may change at a time when shareholders are not able to purchase or redeem their shares. Similarly, a Portfolio may hold securities traded on U.S. markets where the market may close early on a given day or may regularly close prior to calculation of a Portfolio’s net asset value.

Securities for which market quotations are not readily available will be valued at their fair value as determined in good faith by management utilizing fair value procedures approved by the Fund’s Board of Directors. The fair value procedures involve the judgment of management and may represent prices that are otherwise unavailable on the open market.

The fair valuation of a particular security depends upon the circumstances of each individual case, and all appropriate factors relevant to the value of the security must be considered. As a general principle, the valuation should reflect the amount that a Portfolio could reasonably expect to receive for the security upon its current sale. Therefore, ascertaining fair value requires a determination of the amount that an arm’s-length buyer, under the circumstances, would currently pay for the security.

Non-material events affecting the value of such securities held by a Portfolio that occur between the close of trading in the security and the time at which a Portfolio prices its portfolio securities will not generally be reflected in a Portfolio’s calculation of its net asset value. The Investment Adviser will continuously monitor for material significant events that may call into question the reliability of market quotations obtained from an approved pricing service. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; and natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Where the Investment Adviser determines that an adjustment should be made in a portfolio security’s value because significant intervening events have caused a Portfolio’s net asset value per share to be materially inaccurate, the Investment Adviser shall seek to have the security or group of securities “fair valued” in accordance with the Fund’s fair value procedures and subject to the ratification/approval of the Fund’s Board of Directors.

FUND DIVIDENDS

Net investment income (including accrued but unpaid interest, amortization of original issue and market discount or premium, accrued expenses and other income adjustments, such as inflation adjustments on inflation-protected securities) of each Portfolio, other than the U.S. Short-Term Portfolio, will be declared as a dividend payable to the respective shareholders of record as of the second to last Business Day of each month. The net investment income of the U.S. Short-Term Portfolio will be declared as a dividend payable daily to the shareholders of record as of the close of each Business Day. Additionally, each Portfolio, at its discretion, may declare special dividends or distributions to comply with all federal tax regulations. Dividends may be suspended in November and/or December of each year if a Portfolio has already met its distribution requirements for that year.

If desired, shareholders must request to receive dividends in cash (payable on the first Business Day of the following month) on the Account Application. Absent such notice, all dividends will be automatically reinvested in additional shares on the last Business Day of each month at the share’s net asset value. A shareholder may elect to change the dividend designation on the Account Application at any time by writing the Transfer Agent. If a Portfolio realizes net short-term or long-term capital gains (i.e., with respect to assets held more than one year), the Portfolio will distribute such gains by automatically reinvesting them in additional Portfolio shares (unless a shareholder has elected to receive cash).

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Director elections and other shareholder voting matters. Matters to be acted upon affecting a particular Portfolio (such as approval of the investment advisory agreement with the Investment Adviser or the submission of changes to a fundamental Portfolio investment policy) or a particular share class, require the affirmative vote of the Portfolio’s shareholders or the share class holders. The election of the Fund’s Board of Directors is voted upon by shareholders on a Fund-wide basis. The Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund’s or a Portfolio’s operation and for the election of Directors under certain circumstances. Directors may be removed by shareholders at a special meeting. The Directors shall call a special meeting of a Portfolio upon written request of shareholders owning at least 10% of the Portfolio’s outstanding shares.

TAX CONSIDERATIONS

The following discussion is for general information only. A potential investor should consult with his or her own tax adviser as to the tax consequences of an investment in a Portfolio, including the status of distributions from each Portfolio under applicable state or local law. Foreign shareholders are advised to consult their own tax advisers regarding investment tax consequences in a Portfolio. For additional information regarding tax issues pertaining to the Portfolios, see “Supplemental Tax Considerations” in the SAI.

Federal Income Taxes
Each Portfolio will distribute all of its taxable income by automatically reinvesting such income in additional Portfolio shares and distributing those shares to its shareholders, unless a shareholder elects on the Account Application to receive cash payments for such distributions. A shareholder may elect to change the dividend designation on the Account Application at any time by writing the Transfer Agent. Shareholders receiving distributions from the Portfolio in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution.

Dividends paid by a Portfolio from its investment company taxable income (including interest and net short-term capital gains) will be taxable to U.S. shareholders as ordinary income, whether received in cash or in additional Portfolio shares. Designated distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable to shareholders at the applicable long-term capital gains rates, regardless of how long they have held their Portfolio shares.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Portfolio in October, November or December with a record date in any such month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

If a shareholder holds shares through a tax-deferred account, such as a retirement plan, income and gains will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax only when a distribution is made from that account.

A shareholder who sells or redeems Portfolio shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder’s holding of the shares. An exchange of shares may be treated as a sale.

As with all mutual funds, a Portfolio may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to shareholders who:

1.  fail to provide the Fund with a correct taxpayer identification number, or
2.  fail to make required certifications, or
3.  have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding.

Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amount withheld may be credited against U.S. federal income tax liability.

The foregoing discussion is only a brief summary of the important federal tax considerations generally affecting a Portfolio and its shareholders. As noted above, tax deferred accounts receive special tax treatment. No attempt is made to present a detailed explanation of the Federal, state, local or foreign income tax treatment of a Portfolio or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in a Portfolio should consult their tax advisers with specific reference to their own tax situation.

State, Local or Foreign Taxes
A Portfolio may be subject to state, local or foreign taxation in any jurisdiction in which the Portfolio may be deemed to be doing business. Portfolio distributions may be subject to state and local taxes. Portfolio distributions derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Foreign investors will generally be subject to withholding at a 30% rate (unless a lower rate applies under an applicable tax treaty) on dividends (other than distributions of long-term capital gains) paid by a fund. Shareholders should consult their own tax advisers regarding possible state and local income tax exclusions for dividend portions paid by a Portfolio, which are attributable to interest from obligations of the U.S. government, its agencies, authorities and instrumentalities.

DISTRIBUTION OF PORTFOLIO SHARES

Shares of the Fund are distributed by Quasar, pursuant to a Distribution Agreement dated as of October 1, 2001, by and among the Fund, Investors Bank and Quasar. Investors Bank pays the distribution fees payable pursuant to the Distribution Agreement. FFTW pays all other fees and expenses related to the distribution of shares of each portfolio. In this relationship, the Fund and Quasar have agreed to indemnify one another against certain liabilities.

In addition, pursuant to a Shareholder Services Plan, the Advisor Class shares of each Portfolio may pay a monthly shareholder service fee at an annual rate of 0.25% of the Advisor Class’s average net assets throughout the month for providing shareholder support services, or such lesser amount as the Directors may determine from time to time. The Fund may remit up to the full amount of this shareholder service fee to intermediaries (such as banks, broker-dealers, and other service-providers), for providing shareholder support services. At the present time, the Fund is not assessing the shareholder service fee in the Advisor Class shares. Should the Fund wish to impose this fee, the Board must approve its implementation and provide shareholders with 60 days prior notice.

Because the shareholder service fee is paid out of the Advisor Class Portfolio's assets on an ongoing basis, it will increase the cost of your investment and may cost you more than paying other types of sales charges.

INVESTMENT INFORMATION

PERMITTED INVESTMENT STRATEGIES, INVESTMENTS AND ASSOCIATED RISKS

	U.S. Short-Term	Limited Duration	Mortgage- Backed	Worldwide	Worldwide Core	International	U.S. Inflation-Indexed	Global Inflation- Indexed Hedged
Asset-Backed Securities	●	●		●	●	●	□	□
Bank Obligations	●	●	●	●	●	●	□	□
Brady Bonds	X	X	X	□	□	X	□	□
Corporate Debt Instruments	●	●	□	●	●	●	□	□
Derivative Securities	●	●	●	●	●	●	●	●
Dollar Roll Transactions	□	□	●	●	●	□	□	□
Duration Management Transactions	●	●	●	●	●	●	●	●
Emerging Market Securities	X	X	X	□	□	□	□	□
Foreign Instruments	□	●	□	●	●	●	●	●
Illiquid Securities	□	□	□	□	□	□	□	□
Indexed Notes, Currency Exchange-Related Securities and Similar Securities	X	X	X	□	□	□	□	□
Inflation-Indexed Securities	□	□	□	□	□	●	●	●
Investment Companies	□	●	●	●	●	●	●	●
Loan Participations and Assignments	□	□	□	□	□	X	X	X
Mortgage-Backed Securities	●	●	●	●	●	●	□	□

	U.S. Short-Term	Limited Duration	Mortgage-Backed	Worldwide	Worldwide Core	International	U.S. Inflation-Indexed	Global Inflation-Indexed Hedged
Multi-National Currency Unit Securities or More Than One Currency Denominated Securities	X	X	X	□	□	□	□	□
Repurchase and Reverse Repurchase Agreements	●	□	●	□	□	□	□	□
Short Sales Transactions	□	X	□	□	□	X	□	□
Stripped Instruments	□	□	●	□	□	□	□	□
Swaps	●	●	□	□	□	□	□	□
TBA Transactions	□	□	●	●	●	●	□	□
Total Return Swaps	□	□	●	□	□	□	●	●
U.S. Government, Agency and Government Sponsored Securities	●	●	●	●	●	●	●	●
When Issued and Forward Commitment Securities	□	□	□	□	□	●	□	□
Zero Coupon Securities	□	□	□	□	□	□	□	□
● Principal
□  Other
X  Portfolio does not presently invest in such securities

Asset-Backed Securities
Asset-backed securities are secured by or backed by a pool of financial assets. These securities are sponsored by such institutions as finance companies, finance subsidiaries of industrial companies and investment banks. Asset-backed securities have structural characteristics similar to mortgage-backed securities, and include assets such as:

a.  motor vehicle installment sale contracts,
b.  other installment sale contracts,
c.  home equity loans,
d.  leases of various types of real and personal property, and
e.  receivables from revolving credit (credit card) agreements.

Risks: The principal amount of asset-backed securities is generally subject to partial or total prepayment risk. If an asset-backed security is purchased at a premium (or discount) to par, a prepayment rate that is faster than expected will reduce (or increase) the yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect on yield to maturity. In some cases, these securities may not have any security interest in the underlying assets, and recoveries on the repossessed collateral may not be available to support payments on these securities.

Bank Obligations
Bank obligations are bank-issued securities. These instruments include, but are not limited to:
a.	Time Deposits,	g.	Eurodollar Certificates of Deposit,
b.	Certificates of Deposit,	h.	Variable Rate Notes,
c.	Bankers' Acceptances,	i.	Loan Participations,
d.	Bank Notes,	j.	Variable Amount Master Demand Notes,
e.	Deposit Notes,	k.	Yankee CDs, and
f.	Eurodollar Time Deposits,	l.	Custodial Receipts.

Risks: Investing in bank obligations exposes a Portfolio to risks associated with the banking industry, such as interest rate and credit risks.

Brady Bonds
Brady Bonds are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness. To date, Brady Bonds have been issued by the governments of twenty countries, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds are either collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market.

A Portfolio may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially at least one year's rolling interest payments based on the applicable interest rate at the time and adjusted at regular intervals thereafter.

Risks: Brady Bonds are generally issued by countries with developing capital markets or unstable governments and as such, are considered to be among the more risky international investments.

Corporate Debt Instruments
Corporate bonds are debt instruments issued by corporations. As creditors, bondholders have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio purchases corporate bonds subject to quality restraints. Commercial paper, notes and other obligations of U.S. and foreign corporate issuers (including medium-term and variable rate notes) must meet a Portfolio's credit quality standards. A Portfolio may retain a downgraded corporate debt security if the Investment Adviser determines retention of such security to be in such Portfolio's best interests.

Risks: Investing in corporate debt securities subjects a Portfolio to interest rate risk and credit risk.

Derivative Securities
Derivative securities are instruments whose value is derived from the value of other assets such as commodities, stocks, bonds, and market indices. Derivatives include:

a.	swaps;
b.	caps, floors and collars;
c.	forward foreign currency contracts;
d.	futures contracts; and
e.	options.

a. Swaps
Interest rate swaps involve a Portfolio's exchange with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that both represent commitments to pay and receive funds. Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies. Credit default swaps involve the transfer of credit exposure of the referenced corporate entity. The buyer of a credit default swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the security. By doing this, the risk of default is transferred from the holder of the fixed income security to the seller of the credit default swap.

b. Caps, Floors and Collars
An interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar incorporates a cap and a floor in one transaction as described above.

c. Forward Foreign Currency Contracts
A forward foreign currency contract is the purchase or sale of a foreign currency on a future specified date at a pre-determined exchange rate. A forward foreign currency contract may be used in order to hedge the currency exchange risk associated with assets or obligations denominated in foreign currencies. Synthetic hedging is a technique utilizing forward foreign exchange contracts that is frequently employed by many of the Portfolios. It entails entering into a forward contract to sell a currency, the changes in value of which are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are or are expected to be denominated, and buying U.S. dollars. There is a risk that the perceived linkage between various currencies may not be present during the particular time that a Portfolio is engaging in synthetic hedging. A Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or expects to have exposure.

d. Futures Contracts
A futures contract is an agreement to buy or sell a specific amount of a financial instrument at a particular price on a specified date. The futures contract obligates the buyer to purchase the underlying asset and the seller to sell it. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract that cancels the original contract to make or take delivery. At times, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions. The possibility of such distortions means that a correct forecast of general market, foreign exchange rate or interest rate trends may not produce the Portfolio's intended results. Losses from investing in futures transactions that are unhedged or uncovered are potentially unlimited.

e. Options Contracts
An option is a contractual right, but not an obligation, to buy (call) or sell (put) an asset in exchange for an agreed upon sum. If the right is not exercised within a specified period of time, the option expires and the option buyer forfeits the amount paid. An option may be a contract that bases its value on the performance of an underlying bond. When a Portfolio writes a call option, it gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A Portfolio might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

A Portfolio will not enter into a swap, cap or floor unless the unsecured commercial paper, senior debt or claims paying ability of the counterparty is rated either A or A-1 or better by S&P or A or P-1 or better by Moody's. If unrated, it must be determined to be of comparable quality by the Investment Adviser.

All derivatives require the Portfolio to segregate, in a separate custody account, cash (in any applicable currency), U.S. government securities, or other liquid and unencumbered securities (in any applicable currency) equal to the amount of the Portfolio's obligations under the terms of the derivative contract. When a Portfolio purchases a future or a forward foreign currency contract for non-hedging purposes, the sum of the segregated assets plus the amount of initial and variation margin held in the broker's account, if applicable, must equal the market value of the future or forward foreign currency contract. Should the market value of the contract move adversely to the Portfolio, or if the value of the securities in the segregated account declines, the Portfolio will be required to deposit additional cash or securities in the segregated account at a time when it may be disadvantageous to do so.

Hedging
Derivatives are often used to hedge against a given investment’s risks of future gain or loss. Such risks include changes in interest rates, foreign currency exchange rates and securities prices.

Risks: Derivatives are subject to the risk of changes in security prices, and credit risk with respect to the counterparty for derivatives not entered into on a U.S. or foreign futures and options exchange. Certain derivatives may also have a leveraging effect that will increase the Portfolio’s volatility of returns. A Portfolio may not be able to close out a futures or options position when it would be most advantageous to do so.

Dollar Roll Transactions
Dollar roll transactions consist of the sale of mortgage-backed securities, with a commitment to purchase similar but not necessarily identical securities at a future date. Portfolios will maintain a segregated custodial account for dollar roll transactions. The segregated accounts may contain cash, U.S. government securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase the securities under the dollar roll transaction (including accrued interest).

Risks: Should the broker-dealer to whom a Portfolio sells an underlying security of a dollar roll transaction become insolvent, the Portfolio's right to purchase or repurchase the security may be restricted, or the price of the security may change adversely over the term of the dollar roll transaction.

Duration Management
Duration measures a bond's price volatility, incorporating the following factors:

a.  the bond's yield;
b.  coupon interest payments;
c.  final maturity;
d.  call features; and
e.  prepayment assumptions.

Duration measures the expected life of a debt security on a present value basis. It incorporates the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received) and weighs them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, for the same maturity, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

The market price of a bond with an effective duration of two years would be expected to decline 2% if interest rates rose 1%. If a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline by about 3%.

Futures, options and options on futures have durations closely related to the duration of the securities that are underlying them. Holding long futures or call options will lengthen a Portfolio's duration by approximately the same amount as holding an equivalent amount of the underlying securities. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions and have the effect of reducing duration by approximately the same amount as selling an equivalent amount of the underlying securities.

For inflation-indexed securities, real duration measures the price sensitivity of a bond as real interest rates (i.e. nominal interest rates adjusted for inflation) move up and down. Real duration is their primary measure of risk, because these securities are subject to real rate changes but are protected against fluctuations in inflation.

Risks: There is no assurance that deliberate changes in a Portfolio's weighted average duration will enhance its return relative to more static duration policies, and may in fact detract from relative returns.

Foreign Instruments

a. Foreign Securities
Foreign securities are securities issued by entities domiciled outside the United States. They are typically denominated in currencies other than the U.S. dollar, and may be denominated in a single currency or multi-currency units. The Investment Adviser and the Sub-Adviser will adjust exposure of a Portfolio to different currencies based on their perception of the most favorable markets and issuers. In allocating assets among multiple markets for certain Portfolios, the Investment Adviser and the Sub-Adviser will assess the relative yield and anticipated direction of interest rates in particular markets, general market and economic conditions and the relationship of currencies of various countries to each other. In their evaluations, the Investment Adviser and the Sub-Adviser will use internal financial, economic and credit analysis resources as well as information obtained from external sources. For the U.S. Short-Term, Limited Duration and Mortgage-Backed Portfolios, it is anticipated that foreign securities will be issued primarily by governmental and private entities located in such countries and by supranational entities, and each Portfolio will only invest in countries considered to have stable governments, based on the Investment Adviser's analysis of social, political and economic factors.

The Worldwide, Worldwide Core, International and Global Inflation-Indexed Hedged Portfolios will invest primarily in securities denominated in the currencies of the United States, Japan, Canada, Western European nations, New Zealand and Australia, as well as securities denominated in the euro. Further, it is anticipated that such securities will be issued primarily by governmental and private entities located in such countries and by supranational entities. Portfolios will only invest in countries considered to have stable governments, based on the Investment Adviser's analysis of social, political and economic factors.

b. Foreign Government, International and Supranational Agency Securities
These securities include debt obligations issued or guaranteed by a foreign government or its subdivisions, agencies and instrumentalities, international agencies and supranational entities.

Risks: Generally, foreign financial markets have substantially less volume than the U.S. market. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Certain Portfolios may invest portions of their assets in securities denominated in foreign currencies. These investments carry risks of fluctuations of exchange rates relative to the U.S. dollar. Securities issued by foreign entities (governments, corporations, etc.) may involve risks not associated with U.S. investments, including expropriation of assets, taxation, political or social instability and less strict regulatory and financial reporting standards--all of which may cause declines in investment returns.

c. Emerging Markets Securities
Emerging markets securities are foreign securities issued from countries which are considered to be "emerging" or "developing" by the World Bank. Such emerging markets include all markets other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

An emerging market sovereign security is a security issued by the national government, a municipality, or a company that is wholly owned by the national government. The latter are sometimes referred to as "quasi-sovereign" securities.

There are numerous types of fixed-income securities issued by emerging market sovereign or corporate entities, including the following:

Treasury bills and bonds: These are short-term, locally registered securities that are usually, but not always, denominated in the local currency.

Eurobonds and global bonds: These are longer maturity (up to 30 years) securities, registered in London or globally, that are generally issued in U.S. dollars, but are increasingly issued in euros and occasionally in yen.

Brady Bonds: As previously described in “Brady Bonds” herein, these are bonds issued by emerging market governments in exchange for defaulted loans that had been extended by non-local commercial banks or similar institutions.

Loan Participations and Assignments: As described in “Loan Participations and Assignments” herein, there are a few loans by financial institutions to emerging market governments that have not been converted to bonds, yet are still traded in the market. They may or may not have been restructured in the past. These instruments are traded on a participation or assignment basis.

Risks: The risks of investing in foreign securities may be intensified when the issuers are domiciled or doing substantial business in emerging market countries or countries with developing capital markets. Security prices in emerging markets can be significantly more volatile than those in more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. Compared to more developed countries, emerging market countries may have:

a.  relatively unstable governments;
b.  sudden adverse government action;
c.  nationalization of businesses;
d.  restrictions on foreign ownership;
e.  prohibitions of repatriation of assets;
f.  less protection of property rights; and/or
g.  less strict financial reporting and regulatory compliance requirements.

The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local, regional or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Emerging markets in a particular region (e.g., Latin America) may be highly correlated, thereby increasing a portfolio’s risk if it is concentrated regionally.

Illiquid Securities
Illiquid securities may not be able to be sold or disposed of in the ordinary course of business within seven days for approximately the value at which a Portfolio has valued the securities. These include:

1.  securities with legal or contractual restrictions on resale;
2.  time deposits, repurchase agreements and dollar roll transactions having maturities longer than seven days; and
3.  securities not having readily available market quotations.

Although the Portfolios are allowed to invest up to 15% of their net assets in illiquid assets, it is not expected that any Portfolio will invest a significant portion of its assets in illiquid securities. The Investment Adviser monitors the liquidity of such restricted securities under the supervision of the Board of Directors.

A Portfolio may purchase securities not registered under the Securities Act of 1933 as amended, (the "1933 Act"), but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act (“Rule 144A Securities”). A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act (“Section 4(2) Paper”). Section 4(2) Paper and Rule 144A Securities are restricted as to disposition under the federal securities laws, and are generally sold to institutional investors. Any resale by the purchaser must be in an exempt transaction. These securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the security, thus providing liquidity. A Portfolio may also purchase interest-only, principal-only and Regulation S securities. Interest-only and principal-only securities are called stripped instruments. A description and related risks of each are found below. Regulation S securities are securities offered and sold outside of the U.S. Regulation S securities are exempt from registration provided certain requirements are met. Rule 144A Securities, Section 4(2) Paper, interest-only, principal-only and Regulation S Securities may be determined to be illiquid securities, although the Fund’s Board has adopted procedures that permit them to be determined liquid in certain circumstances. If a particular investment in Rule 144A Securities, Section 4(2) Paper or private placement securities, interest-only, principal-only or Regulation S securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities.

Risks: Investing in illiquid securities presents the potential risks of tying up a Portfolio's assets at a time when liquidating assets may be necessary to meet redemptions and expenses.

Indexed Notes, Currency Exchange-Related Securities and Similar Securities
These securities are notes, the principal amount of which and/or the interest rate payable is determined by reference to an index. This index may be determined by the rate of exchange between the specified currency for the note and one or more other currencies or composite currencies.

Risks: Foreign currency markets can be highly volatile and are subject to sharp price fluctuations.

Inflation-Indexed Securities
Inflation-indexed securities are linked to the inflation rate in worldwide markets, such as the U.S. Treasury’s "inflation-protection" bonds. Inflation protected securities issued by the U.S. Treasury are also called “Treasury Inflation Protected Securities” or “TIPS”. The principal is adjusted for inflation (payable at maturity), and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount. The inflation adjustments are based upon the Consumer Price Index (CPI) for Urban Consumers. The original principal value of TIPS is guaranteed, even during a period of deflation. The par value of a TIPS bond at maturity will be the greater of the original principal or the inflation-adjusted principal. These securities may be eligible for coupon stripping under the U.S. Treasury program. U.S. corporations and government agencies have also issued inflation-indexed securities sporadically in the past.

Inflation-indexed securities also have been issued by sovereign countries such as Australia, Canada, France, New Zealand, Sweden and the United Kingdom in their respective currencies. The mechanics for adjusting the principal value of foreign inflation-indexed securities is similar but not identical to the process used in the United States. In addition, these countries may not provide a guarantee of principal value at maturity, in which case the adjusted principal value of the bond repaid at maturity may be less than the original principal.

CPI futures are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. An inflation swap is a contract between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows. CPI futures and inflation swaps can be used to hedge the inflation risk in nominal bonds and can be combined with U.S. Treasury futures contracts to create synthetic TIPS.

Risks: If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. The Portfolios also may invest in other inflation-linked bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, adjustments to principal will generally result in taxable income to a Portfolio at the time of such adjustment (which would generally be distributed by the Portfolio as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of the bonds is not guaranteed and will fluctuate.

The U.S. Treasury began issuing inflation-indexed bonds only in 1997. As such, trading history for TIPS is shorter than for other U.S. Treasury note and bond programs and liquidity is generally lower than for nominal bonds. However, the U.S. Treasury has reaffirmed its commitment to issue TIPS and an improvement in liquidity is expected to continue. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Finally, there can be no assurance that the Consumer Price Index for Urban Consumers will accurately measure the real rate of inflation in the price of goods and services.

Investment Companies
An investment company is an investment vehicle, which, for a management fee, invests the pooled funds of investors in securities appropriate for its investment objectives. A Portfolio may invest in the shares of another registered investment company subject to the limitations under the 1940 Act. Two basic types of investment companies exist:

1.  Open end funds: these funds have a floating number of outstanding shares and will sell or redeem shares at their current net asset value,

2.  Closed end funds: these funds have a fixed number of outstanding shares that are typically traded on an exchange.

The Portfolios will not invest in any fund that charges a “load.”

Risks: As a shareholder in a registered investment company, a Portfolio will bear its ratable share of that investment company’s expenses, including its advisory and administration fees. Generally, risks posed by a particular fund will mirror those posed by the underlying securities. A money market fund has the highest safety of principal, whereas bond funds are vulnerable to interest rate movements.

The Commission has granted the Fund an exemptive order which permits a Portfolio to invest in another Portfolio within the FFTW Funds, Inc. family. This is commonly referred to as cross-portfolio investing. To the extent such cross-portfolio investing occurs, investors are not double-charged advisory fees. Investors pay advisory fees only on the Portfolio(s) in which they are directly invested.

Loan Participations and Assignments
Fixed and floating rate loans are arranged through private negotiations between an entity whose securities the Portfolio could have purchased directly (a “Borrower”) and one or more financial institutions (“Lenders”). A Portfolio may invest in loans in the form of assignments of all or a portion of loans from third parties or in the form of participations When a Portfolio purchases an Assignment from a Lender, the Portfolio will acquire direct rights against the Borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender. When a Portfolio purchases a participation, the Portfolio will have a contractual relationship only with the Lender, and not the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fee to which it is entitled only from the Lender selling the participation and only upon receipt by the Lender of the payments from the Borrower. Because an investment in a participation is subject to the credit risk of both the Borrower and the Lender, a Portfolio will acquire a participation only if the Lender interpositioned between the Portfolio and the Borrower is determined by the Investment Adviser to be creditworthy.

Risks: The Portfolios generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the loan, nor any rights or set-off against the Borrower, and the Portfolios may not benefit directly from any collateral supporting the loan in which they have purchased a participation. As a result, a Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the participation.

Mortgage-Backed Securities
Mortgage-backed securities are securities representing ownership interests in, or debt obligations secured entirely or primarily by, "pools" of residential or commercial mortgage loans or other mortgage-backed securities. Mortgage-backed securities may take a variety of forms, the most common being:

1.	Mortgage pass-through securities issued by
a.	the Government National Mortgage Association (Ginnie Mae),
b.	the Federal National Mortgage Association (Fannie Mae),
c.	the Federal Home Loan Mortgage Corporation (Freddie Mac),
d.	commercial banks, savings and loan associations, mortgage banks or by issuers that are affiliates of or sponsored by such entities,
2.	Collateralized mortgage obligations (“CMOs”), which are debt obligations collateralized by such assets, and
3.	Commercial mortgage-backed securities.

The Investment Adviser expects that new types of mortgage-backed securities may be created offering asset pass-through and asset-collateralized investments in addition to those described above by governmental, government-related and private entities. As new types of mortgage-related securities are developed and offered to investors, the Investment Adviser will consider whether it would be appropriate for a Portfolio to make investments in them.

CMOs are structured bonds collateralized by mortgage pass-through securities. Cash flows from mortgage pass-through securities are allocated to various tranches in a predetermined, specified order. Each tranche has a stated maturity (the latest date by which the tranche can be completely repaid, assuming no prepayments) and an average life (the average of the time to receipt of a principal payment weighted by the size of the principal payment). The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity.

Risks: Mortgage-backed and other asset-backed securities carry the risk of a faster or slower than expected prepayment of principal, which may affect the duration and return of the security. Changes in interest rates affect a Portfolio's asset value since its holdings will generally increase in value when interest rates fall and decrease when interest rates rise. Compared to debt that cannot be prepaid, mortgage and asset-backed securities are less likely to increase in value, and may decrease in value, during periods of declining interest rates and may have a higher risk of decline in value during periods of rising interest rates.

Multi-National Currency Unit Securities or More Than One Currency Denomination
Multi-national currency unit securities are tied to currencies of more than one nation. These securities include securities denominated in the currency of one nation, although it is issued by a governmental entity, corporation or financial institution of another nation.

Risks: Investments involving multi-national currency units are subject to changes in currency exchange rates which may cause the value of such invested securities to decrease relative to the U.S. dollar.

Repurchase and Reverse Repurchase Agreements
When participating in repurchase agreements, a Portfolio buys securities from a vendor (e.g., a bank or securities firm) which the Portfolio’s Investment Adviser has deemed creditworthy, subject to the oversight of the Fund’s Board of Directors, with the agreement that the vendor will repurchase the securities at the same price plus interest at a later date. Repurchase agreements may be characterized as loans secured by the underlying securities. In a reverse repurchase, a Portfolio sells securities it holds to a vendor with the agreement that it will repurchase the securities at the same price plus interest at a later date. Reverse repurchases may be characterized as borrowings secured by the underlying securities. Repurchase transactions allow the Portfolio to earn a return on available cash at minimal market risk. The Portfolio may be subject to various delays and risks of loss should the vendor become subject to a bankruptcy proceeding or if it is otherwise unable to meet its obligation to repurchase. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the value of the repurchase price thereof, including the accrued interest thereon.

Repurchase and reverse repurchase agreements may also involve foreign government securities for which there is an active repurchase market. Transactions in foreign repurchase and reverse repurchase agreements may involve additional risks. The Investment Adviser expects that such repurchase and reverse repurchase agreements will primarily involve government securities of countries belonging to the Organization for Economic Cooperation and Development ("OECD"). The member countries of the OECD currently include: Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Japan, Korea, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States. This list may change over time.

Each Portfolio will maintain a segregated custodial account for its reverse repurchase agreements. Until repayment is made, the segregated accounts may contain cash, U.S. government securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase (including accrued interest). Repurchase and reverse repurchase agreements will generally be restricted to those maturing within seven days.

Risks: If the other party to a repurchase and/or reverse repurchase agreement becomes subject to a bankruptcy or other insolvency proceeding, or fails to satisfy its obligations thereunder, delays may result in recovering cash or the securities sold, or losses may occur as to all or part of the income, proceeds or rights in the security.

Short Sales
Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. Short selling provides the Investment Adviser with flexibility to reduce certain risks of the Portfolio's holdings and increase the Portfolio's total return. To the extent that the Portfolio has sold securities short, it will either (i) maintain a daily segregated account, containing cash, U.S. government securities or other liquid and unencumbered securities, at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (b) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short or (ii) hold an offsetting long position.

Risks: A short sale is generally used to take advantage of an anticipated decline in price or to protect a profit. A Portfolio will incur loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed money. The amount of any loss will be increased by the amount of any premium or amounts in lieu of interest the Portfolio may be required to pay in connection with a short sale. The potential loss from a short sale is unlimited.

Stripped Instruments
Stripped instruments are bonds reduced to their two components: the right to receive periodic interest payments (IOs) and the right to receive principal repayments (POs). Each component is then sold separately. Such instruments include:

a.  Municipal bond strips;
b.  Treasury strips; and
c.  Stripped mortgage-backed securities.

Risks: POs do not pay interest: return is solely based on payment of principal at maturity. Both POs and IOs tend to be subject to greater interim market value fluctuations in response to changes in interest rates. Stripped mortgage-backed security IOs run the risk of unanticipated prepayments, which will decrease the instrument's overall return.

TBA (To Be Announced) Transactions
In a TBA transaction, the type of mortgage-backed securities to be delivered is specified at the time of trade, but the actual pool numbers of the securities to be delivered are not known at the time of the trade. For example, in a TBA transaction, an investor could purchase $1 million 30 year mortgage-backed securities issued by the Federal National Mortgage Association and receive up to three pools on the settlement date. The pool numbers to be delivered at settlement will be announced shortly before settlement takes place. Agency pass-through mortgage-backed securities are usually issued on a TBA basis. Each Portfolio will maintain a segregated custodial account containing cash, U.S. government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of a Portfolio's TBA transactions.

Risks: The value of the security on the date of delivery may be less than its purchase price, presenting a possible loss of asset value. In addition, a portfolio may experience delays in payment or loss of income if the counterparty fails to perform under the contract.

Total Return Swaps
A total return swap is a contract between two counterparties who agree to swap periodic payments for the life of the contract. Typically, one party receives the total return (interest payments plus any capital gains or losses for the payment period) from a specified reference asset, while the counterparty receives a specified fixed or floating cash flow (e.g., LIBOR) that is not related to the creditworthiness of the reference asset. The payments are based upon the same notional amount of the reference asset. The reference asset may be any asset (e.g., bonds or loans), an index, or a basket of assets.

Risks: Swap contracts can be less liquid and more difficult to value than other investments.  Because its cash flows are based in part on changes in the value of the reference asset, a total return swap’s market value will vary with changes in that reference asset.  In addition, a portfolio may experience delays in payment or loss of income if the counterparty fails to perform under the contract.

U.S. Government and Agency Securities and Government-Sponsored Enterprises/Federal Agencies
U.S. government and agency securities are issued by or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities and supported by the full faith and credit of the United States. A Portfolio also may invest in other securities which may be issued by a U.S. government-sponsored enterprise or federal agency, and supported either by its ability to borrow from the U.S. Treasury or by its own credit standing. Such securities do not constitute direct obligations of the United States but are issued, in general, under the authority of an Act of Congress. The universe of eligible securities in these categories includes (but is not limited to) those sponsored by:

a.  U.S. Treasury Department;
b.  Federal Housing Administration;
c.  Federal Home Loan Mortgage Corporation;
d.  Federal National Mortgage Association
e.  Federal Home Loan Bank;
f.  Government National Mortgage Association; and
g.  U.S. Department of Veterans’ Affairs.

Risks: Although U.S. government securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities and instrumentalities or sponsored enterprises, such as the GNMA), are backed by the full faith and credit of the U.S. Treasury, while others, such as FNMA, Freddie Mac and FFHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities, or sponsored enterprises if it is not obliged to do so by law.

When Issued and Forward Commitments
The purchase of a when issued or forward commitment security will be recorded on the date a Portfolio enters into the commitment. The value of the security will be reflected in the calculation of the Portfolio's net asset value. The value of the security on delivery date may be more or less than its purchase price. Generally, no interest accrues to a Portfolio until settlement. Each Portfolio will maintain a segregated custodial account containing cash, U.S. government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of a Portfolio's when issued and forward commitment transactions.

Risks: The value of the security on the date of delivery may be less than its purchase price.

Zero Coupon Securities
Zero coupon securities are typically sold at a deep discount from their face value. Such securities make no periodic interest payments; however, the buyer receives a rate of return by the gradual appreciation of the security, until it is redeemed at face value on a specified maturity date.

Risks: Zero coupon securities do not pay interest until maturity and tend to be subject to greater interim market value fluctuations in response to interest rate changes than interest paying securities of similar maturities. Credit risk is generally greater for investments that are required to pay interest only at maturity rather than at intervals during the life of the investment.

PORTFOLIO TURNOVER

Portfolio turnover rates are believed to be higher than the turnover experienced by most fixed income funds, due to the Investment Adviser's active management of duration. The Investment Adviser will not consider the portfolio turnover rate to be a limiting factor in making investment decisions for a Portfolio. High portfolio turnover may involve greater brokerage commissions and transactions costs which will be paid by a Portfolio. In addition, high turnover rates may result in increased short-term capital gains.

SUPPLEMENTAL INVESTMENT POLICIES

All Portfolios
Currently, non-hedging transactions are subject to either of two alternative limitations. Under one alternative, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options may not exceed 15% of the fair market value of a Fund’s net assets (after taking into account unrealized profits and unrealized losses on any such contracts). Under the other alternative, which has been established by the CFTC on a temporary basis, the notional value of non-hedging futures contracts and related options may not exceed the liquidation value of a Portfolio (after taking into account unrealized profits and unrealized losses on any such contracts).

U.S. Short-Term, Worldwide and Worldwide Core Portfolios
These Portfolios may not enter into a repurchase or reverse repurchase agreement if, as a result thereof, more than 25% of the Portfolio's total assets would be subject to such agreements.

FINANCIAL HIGHLIGHTS TABLES

The Financial Highlights Tables are intended to help you understand the Advisor class’s financial performance for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. "Total Return" indicates how much an investment in each respective Portfolio would have earned or lost, assuming all dividends and distributions had been reinvested. This information has been audited by Grant Thornton LLP. You will find the report of independent registered public accounting firm and the FFTW Funds, Inc. financial statements in the annual report, which is available upon request.

FFTW Funds, Inc.

Financial Highlights U.S. Short-Term Portfolio

	For the Year Ended,
For a share outstanding	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
throughout the period:	2005	2004	2003	2002	2001
Per Share Data
Net asset value, beginning of period	$9.33	$9.43	$9.53	$9.68	$9.71

Increase (Decrease) From Investment Operations
Net investment income	0.30	0.26	0.19 *	0.24 *	0.48
Net realized and unrealized loss on investments and financial futures contracts	0.00 †	(0.10)	(0.05)	(0.14)	(0.03)
Total from investment operations	0.30	0.16	0.14	0.10	0.45

Less Distributions
From net investment income	0.33	0.26	0.24	0.25	0.48
Net asset value, end of period	$9.30	$9.33	$9.43	$9.53	$9.68

Total Return	3.32%	1.74%	1.49%	0.95%	4.79%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$141,260	$143,773	$103,838	$94,452	$289,078
Ratio of operating expenses to average net assets, exclusive of interest expense (a)	0.37%	0.35%	0.35%	0.25%	0.25%
Ratio of operating expenses to average net assets, inclusive of interest expense (a)	0.39%	0.35%	0.35%	0.30%	0.32%
Ratio of net investment income to average net assets (a)	3.47%	2.45%	1.98%	2.46%	4.88%
Decrease in above expense ratios due to waiver of investment advisory	0.15%	0.15%	0.16%	0.21%	0.22%
Portfolio Turnover	176%	165%	190%	282%	158%

(a)	Net of waivers and reimbursements.
*	Calculation based on average shares outstanding.
†	Rounds to less than 0.01.

FFTW Funds, Inc.

Financial Highlights (continued) Limited Duration Portfolio

	For the Year Ended,
For a share outstanding	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
throughout the period:	2005	2004	2003	2002	2001
Per Share Data
Net asset value, beginning of period	$9.76	$9.96	$10.15	$10.05	$9.85

Increase (Decrease) From Investment Operations
Net investment income	0.40	0.31	0.34	0.42	0.53
Net realized and unrealized gain (loss) on investments, financial futures contracts and foreign currency related transactions	(0.18)	(0.15)	(0.09)	0.15	0.19
Total from investment operations	0.22	0.16	0.25	0.57	0.72

Less Distributions
From net investment income	0.41	0.35	0.38	0.42	0.52
From net realized gain on investments, financial futures contracts and foreign currency related transactions	--	0.01	0.06	0.05	--
Total distributions	0.41	0.36	0.44	0.47	0.52
Net asset value, end of period	$9.57	$9.76	$9.96	$10.15	$10.05

Total Return	2.31	1.65	2.49	5.81	7.46

Ratios/Supplemental Data
Net assets, end of period (000's)	$113,884	$77,960	$124,072	$165,870	$117,357
Ratio of operating expenses to average net assets, exclusive of interest expense (a)	0.38%	0.37%	0.35%	0.30%	0.30%
Ratio of operating expenses to average net assets, inclusive of interest expense (a)	0.38%	0.37%	0.35%	0.30%	0.30%
Ratio of net investment income to average net assets (a)	3.60%	3.13%	3.35%	4.19%	5.32%
Decrease in above expense ratios due to waiver of investment advisory fees	0.20%	0.20%	0.20%	0.24%	0.23%
Portfolio Turnover	171%	191%	352%	110%	209%

(a)	Net of waivers.
*	Calculation based on average shares outstanding.

FFTW Funds, Inc.

Financial Highlights (continued) Mortgage-Backed Portfolio

	For the Year Ended,
For a share outstanding	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
throughout the period:	2005	2004	2003	2002	2001
Per Share Data
Net asset value, beginning of period	$10.16	$10.19	$10.29	$10.00	$9.96

Increase (Decrease) From Investment Operations
Net investment income	0.41 *	0.43 *	0.40 *	0.44 *	0.61
Net realized and unrealized gain (loss) on investments, short sales, financial futures, swap, and options contracts	(0.10)	0.10	(0.02)	0.41	0.02
Total from investment operations	0.31	0.53	0.38	0.85	0.63

Less Distributions
From net investment income	0.46	0.56	0.48	0.56	0.59
Net asset value, end of period	$10.01	$10.16	$10.19	$10.29	$10.00

Total Return	3.16%	5.33%	3.84%	8.68%	6.43%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$162,137	$113,156	$129,530	$155,814	$357,288
Ratio of operating expenses to average net assets, exclusive of interest expense (a)	0.49%	0.34%	0.31%	0.25%	0.25%
Ratio of operating expenses to average net assets, inclusive of interest expense (a)	0.52%	0.34%	0.32%	0.25%	0.25%
Ratio of net investment income to average net assets (a)	4.06%	4.27%	3.94%	4.38%	6.02%
Decrease in above expense ratios due to waiver of investment advisory fees	0.06%	0.20%	0.21%	0.22%	0.21%
Portfolio Turnover	594%	595%	582%	601%	523%

(a)	Net of waivers.
*	Calculation based on average shares outstanding.

FFTW Funds, Inc.

Financial Highlights (continued) Worldwide Portfolio

	For the Year Ended,
For a share outstanding	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
throughout the period:	2005	2004	2003	2002	2001
Per Share Data
Net asset value, beginning of period	$9.96	$9.97	$9.61	$8.64	$8.91

Increase (Decrease) From Investment Operations
Net investment income	0.28 *	0.26 *	0.26 *	0.31	0.39 *
Net realized and unrealized gain (loss) on investments, financial futures, swap, and options contracts and foreign currency related transactions	(0.75)	0.69	0.91	0.96	(0.27)
Total from investment operations	(0.47)	0.95	1.17	1.27	0.12

Less Distributions
From net investment income	1.01	0.84	0.81	0.30	0.39
From net realized gain on investments, financial futures, swap, and options contracts and foreign currency related transactions	0.12	0.12	-	-	-
Total distributions	1.13	0.96	0.81	0.30	0.39
Net asset value, end of period	$8.36	$9.96	$9.97	$9.61	$8.64

Total Return	(5.03%)	10.13%	12.68%	14.97%	1.40%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$122,257	$185,033	$169,665	$172,039	$158,839
Ratio of operating expenses to average net assets, exclusive of interest expense (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of operating expenses to average net assets, inclusive of interest expense (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets (a)	3.08%	2.62%	2.71%	3.42%	4.50%
Decrease in above expense ratios due to waiver of investment advisory fees	0.09%	0.05%	0.04%	0.02%	0.01%
Portfolio Turnover	360%	327%	392%	585%	618%

(a)	Net of waivers.
*	Calculation based on average shares outstanding.

FFTW Funds, Inc.

Financial Highlights (continued) Worldwide Core Portfolio

	For the Year Ended,
For a share outstanding	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
throughout the period:	2005	2004	2003	2002	2001
Per Share Data
Net asset value, beginning of period	$10.91	$11.18	$11.15	$10.96	$10.79

Increase (Decrease) From Investment Operations
Net investment income	0.35 *	0.31 *	0.31 *	0.40 *	0.48
Net realized and unrealized gain on investments, financial futures, swap, and options contracts and foreign currency related transactions	0.04	0.26	0.11	0.36	0.27
Total from investment operations	0.39	0.57	0.42	0.76	0.75

Less Distributions
From net investment income	0.23	0.66	0.39	0.53	0.58
From capital stock in excess of par value	-	-	-	0.04	-
Return of Capital	-	0.18	-	-	-
Total distributions	0.23	0.84	0.39	0.57	0.58
Net asset value, end of period	$11.07	$10.91	$11.18	$11.15	$10.96

Total Return	3.62%	5.49%	3.71%	7.36%	6.94%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$15,693	$54,591	$66,754	$116,859	$219,987
Ratio of operating expenses to average net assets, exclusive of interest expense (a)	0.76%	0.64%	0.55%	0.45%	0.45%
Ratio of operating expenses to average net assets, inclusive of interest expense (a)	0.76%	0.65%	0.55%	0.45%	0.45%
Ratio of net investment income to average net assets (a)	3.16%	2.87%	2.74%	3.61%	4.38%
Decrease in above expense ratios due to waiver of investment advisory fees	0.16%	0.15%	0.16%	0.17%	0.17%
Portfolio Turnover	397%	381%	441%	565%	615%

(a)	Net of waivers.
*	Calculation based on average shares outstanding.

See Notes to Financial Statements.

FFTW Funds, Inc.

Financial Highlights (continued) International Portfolio

	For the Year Ended
For a share outstanding	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
throughout the period:	2005	2004	2003	2002	2001
Per Share Data
Net asset value, beginning of period	$9.09	$8.81	$8.67	$7.53	$8.18

Increase (Decrease) From Investment Operations
Net investment income	0.22 *	0.21 *	0.20 *	0.16	0.29
Net realized and unrealized gain (loss) on investments, financial futures contracts and foreign currency related transactions	(1.08)	0.77	1.46	1.45	(0.63)
Total from investment operations	(0.86)	0.98	1.66	1.61	(0.34)

Less Distributions
From net investment income	0.62	0.62	1.32	0.42	0.31
From net realized gain on investments, financial futures contracts and foreign currency related transactions	0.10	0.08	0.20	0.05	-
Return of Capital	0.21	-	-	-	-
Total distributions	0.93	0.70	1.52	0.47	0.31
Net asset value, end of period	$7.30	$9.09	$8.81	$8.67	$7.53

Total Return	(9.77%)	12.17%	20.25%	21.81%	(4.22%)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$74,589	$82,880	$79,542	$88,120	$107,848
Ratio of operating expenses to average net assets, exclusive of interest expense (a)	0.75%	0.76%	0.71%	0.60%	0.60%
Ratio of operating expenses to average net assets, inclusive of interest expense (a)	0.75%	0.76%	0.71%	0.61%	0.60%
Ratio of net investment income to average net assets (a)	2.68%	2.44%	2.22%	2.50%	3.70%
Decrease in above expense ratios due to waiver of investment advisory fees	N/A	N/A	0.01%	0.07%	0.06%
Portfolio Turnover	79%	221%	223%	334%	659%

(a)	Net of waivers.
*	Calculation based on average shares outstanding.

FFTW Funds, Inc.

Financial Highlights (continued) U.S. Inflation-Indexed Portfolio

For the Year Ended,	Period From
For a share outstanding	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	January 2, 2001* to
throughout the period:	2005	2004	2003	2002	December 31, 2001
Per Share Data
Net asset value, beginning of period	$10.67	$10.71	$10.82	$10.09	$10.00

Increase (Decrease) From Investment Operations
Net investment income	0.53	0.42	0.40	-	0.49	0.46
Net realized and unrealized gain (loss) on investments	(0.17)	0.59	0.42	1.11	0.19
Total from investment operations	0.36	1.01	0.82	1.60	0.65

Less Distributions
From investment income, net	0.53	0.42	0.41	0.49	0.46
From net realized gain on investments	0.16	0.63	0.52	0.38	0.10
Total distributions	0.69	1.05	0.93	0.87	0.56
Net asset value, end of period	$10.34	$10.67	$10.71	$10.82	$10.09

Total Return	3.44%	9.71%	7.65%	16.17%	6.55	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$108,422	$99,891	$86,162	$89,355	$39,610
Ratio of operating expenses to average net assets, exclusive of interest expense (a)	0.35%	0.35%	0.35%	0.35%	0.35	%(b)
Ratio of operating expenses to average net assets, inclusive of interest expense (a)	0.35%	0.35%	0.35%	0.35%	0.35	%(b)
Ratio of net investment income to average net assets (a)	5.08%	4.06%	3.65%	4.98%	4.74	%(b)
Decrease in above expense ratios due to waiver of investment advisory fees	0.25%	0.29%	0.25%	0.22%	0.33	%(b)
Portfolio Turnover	637%	774%	154%	140%	74%

(a)	Net of waivers.
(b)	Annualized.
(c)	Not annualized.
*	Commencement of Operations.
-	Calculation based on average shares outstanding.

FFTW Funds, Inc.

Financial Highlights (continued) Global Inflation-Indexed Hedged Portfolio

	Year Ended	Year Ended	Period From
For a share outstanding	Dec. 31,	Dec. 31,	January 14, 2003* to
throughout the period:	2005	2004	December 31, 2003
Per Share Data
Net asset value, beginning of period	$10.39	$10.28	$10.00

Increase (Decrease) From Investment Operations
Net investment income	0.42 **	0.37 **	0.38	**
Net realized and unrealized gain on investments and foreign currency related transactions	0.15	0.53	0.27
Total from investment operations	0.57	0.90	0.65

Less Distributions
From net investment income	0.47	0.42	0.25
From net realized gain on investments, and foreign
currency related transactions	0.29	0.37	0.10
Return of capital	-	-	0.02
Total distributions	0.76	0.79	0.37
Net asset value, end of period	$10.18	$10.39	$10.28

Total Return	5.33%	8.93%	6.59	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$19,730	$22,946	$20,987
Ratio of operating expenses to average net assets, exclusive of interest expense (a)	0.50%	0.50%	0.50	%(b)
Ratio of operating expenses to average net assets, inclusive of interest expense (a)	0.50%	0.50%	0.50	%(b)
Ratio of net investment income to average net assets (a)	3.98%	3.54%	3.87	%(b)
Decrease in above expense ratios due to waiver of investment advisory fees	0.37%	0.40%	0.31	%(b)
Portfolio Turnover	707%	593%	137%

(a)	Net of waivers and reimbursements.
(b)	Annualized.
(c)	Not annualized.

*	Commencement of Operations.
**	Calculation based on average shares outstanding.

SHAREHOLDER INQUIRIES

This Prospectus contains a concise statement of information investors should know before they invest in a Portfolio. Please retain this Prospectus for future reference. Additional information about a Portfolio's investments is available in such Portfolio's Annual and Semi-Annual Reports to shareholders, as well as the SAI dated April 30, 2005 (as amended from time to time). The SAI provides more detailed information about the Portfolios, including their operations and investment policies. A current SAI is on file with the Commission and is incorporated by reference and is legally considered a part of this Prospectus. In each Portfolio's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

A Portfolio's SAI, Annual and Semi-Annual Reports are available, without charge, upon request by contacting the Transfer Agent at (800) 247-0473. You may also request other information about a Portfolio and make inquiries by contacting (800) 247-0473.

A copy of the SAI of the Portfolios, as well as additional information about the Portfolios, can be obtained free of charge on the Internet at:  http://www.fftw.com/. Copies of the Annual and Semi-Annual Reports of the Portfolios are not available at this website as prospective shareholders may request copies of these Reports from the Transfer Agent and existing investors are mailed these Reports when they become available.

Information about a Portfolio (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

DISTRIBUTED BY:

QUASAR DISTRIBUTORS, LLC

Fund's Investment Company Act filing number: 811-5796

FFTW FUNDS, INC.

PROSPECTUS

Investor Class

April 30, 2006, as amended on June 12, 2006

•	U.S. Short-Term Portfolio
•	Limited Duration Portfolio
•	Mortgage-Backed Portfolio
•	Worldwide Portfolio
•	Worldwide Core Portfolio
•	International Portfolio
•	U.S. Inflation-Indexed Portfolio
•	Global Inflation-Indexed Hedged Portfolio

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved any Portfolio's shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Each Portfolio offers two separate classes of shares: Advisor Shares and Investor Shares. This Prospectus offers each Portfolio’s Investor Shares. A separate Prospectus offers each Portfolio’s Advisor Shares. Each Portfolio’s separate share classes have different expenses; as a result, their investment performance will differ.

1

2

RISK/RETURN SUMMARY

The following is a summary of key information about each of the Portfolios, including investment objectives, principal investment strategies and principal investment risks. A more detailed description of the Portfolios’ investment strategies, investments and their associated risks follows this summary.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENTS

U.S. SHORT-TERM PORTFOLIO
Investment Objective:	To attain a high level of total return as may be consistent with the preservation of capital and to maintain liquidity.
Principal Investment Strategies:
The Portfolio invests primarily in high quality short-term debt securities (average portfolio rating of AA by Standard & Poor's Corporation ("S&P"), Aa by Moody's Investor's Services, Inc. ("Moody's"), AA+ by Fitch Ratings (“Fitch”) or a comparable rating or higher from a nationally recognized statistical rating organization (“NRSRO”), or if the security is unrated, of comparable credit quality in the judgment of Fischer Francis Trees & Watts, Inc. (the “Investment Adviser” or “FFTW”)). The performance objective of the Portfolio is to outperform an index that the portfolio manager believes is an appropriate benchmark for the Portfolio. The current index used by the portfolio manager for the Portfolio is the Merrill Lynch 3-6 Month Treasury Index. (The Merrill Lynch 3-6 Month Treasury Index is one of four sub-indices of the 0-1 year U.S. Treasury Bond Index, which is a capitalization-weighted basket of all outstanding U.S. Treasury Notes and Bonds having less than one year remaining term to maturity and a minimum amount outstanding of $1 billion. The index is not available for investment and, unlike the Portfolio, does not incur expenses.)

Minimum Quality Rating:	S&P: BBB-	Moody's: Baa3	S&P (Short-Term): A-2	Moody’s (Short-Term): P-2	Fitch: BBB-	Average Portfolio Quality: AA (Aa)
Duration:
Except for temporary defensive purposes, the Portfolio’s U.S. dollar-weighted average duration will not exceed one year. As of December 31, 2005, the duration of the Merrill Lynch 3-6 month Treasury Index was 91 days (0.25 years). As of December 31, 2005, the duration of the U.S. Short-Term Portfolio was 37 days (0.10 years).

Investment Policies:
Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) must be invested in U.S. dollar-denominated debt securities having an effective maturity of no greater than 3 years. The Portfolio will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment. For temporary defensive purposes, up to 100% of the Portfolio's total assets may be invested in U.S. government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). Under normal circumstances, the Portfolio will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry will be deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset- and mortgage-backed securities.

Principal Investments:
•  Asset-Backed Securities
•  Bank Obligations
•  Corporate Debt Instruments
•  Derivative Instruments
•  Money Market Instruments
•  Mortgage-Backed Securities
•  Repurchase and Reverse Repurchase Agreements
•  U.S. Government and Agency Securities

3

LIMITED DURATION PORTFOLIO

Investment Objective:	To maintain a level of total return as may be consistent with the preservation of capital.
Principal Investment Strategies:
The Portfolio invests primarily in high quality debt securities (average portfolio rating of AA by S&P, Aa by Moody's, AA+ by Fitch or a comparable rating or higher from a NRSRO, or if the security is unrated, of comparable credit quality in the judgment of the Investment Adviser). The portfolio manager may use interest rate hedging as a stabilizing technique. The performance objective of the Portfolio is to outperform an index that the portfolio manager believes is an appropriate benchmark for the Portfolio. The current index used by the portfolio manager for the Portfolio is the Merrill Lynch 1-3 Year Treasury Index. (The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that tracks short-term U.S. government securities with maturities between 1 and 3 years and represents the total rate of return of U.S. Treasury Notes based on daily closing prices. The index is not available for investment and, unlike the Portfolio, does not incur expenses.)

Minimum Quality Rating:	S&P: BBB-	Moody's: Baa3	S&P (Short-Term): A-2	Moody’s (Short-Term): P-2	Fitch: BBB-	Average Portfolio Quality: AA (Aa)
Duration:
The U.S. dollar-weighted average duration of the Portfolio generally is shorter than 3 years. The U.S. dollar-weighted average duration of the Portfolio will not differ from the weighted average duration of the Merrill Lynch 1-3 Year Treasury Index by more than one year. As of December 31, 2005, the duration of the Merrill Lynch 1-3 Year Treasury Index was 1.70 years. As of December 31, 2005, the duration of the Limited Duration Portfolio was 1.58 years.

Investment Policies:
At least 65% of the Portfolio's total assets must be invested in U.S. dollar-denominated securities. The Portfolio will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment. For temporary defensive purposes, up to 100% of the Portfolio's total assets may be invested in U.S. government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is “non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers. Under normal circumstances, the Portfolio will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry will be deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset- and mortgage-backed securities.

Principal Investments:
•  Asset-Backed Securities
•  Bank Obligations
•  Corporate Debt Instruments
•  Derivative Instruments
•  Foreign Debt Instruments
•  Mortgage-Backed Securities
•  Other Investment Companies
•  U.S. Government and Agency Securities

4

MORTGAGE-BACKED PORTFOLIO

Investment Objective:	To attain a high level of total return as may be consistent with the preservation of capital.
Principal Investment Strategies:
The Portfolio invests primarily in high quality mortgage- and asset-backed securities (average portfolio rating of AA by S&P, Aa by Moody's, AA+ by Fitch or a comparable rating or higher from a NRSRO, or if the security is unrated, of comparable credit quality in the judgment of the Investment Adviser). The portfolio manager may use hedging techniques to manage interest rate and prepayment risk. The performance objective of the Portfolio is to outperform an index that the portfolio manager believes is an appropriate benchmark for the Portfolio. The current index used by the portfolio manager for the Portfolio is the Lehman Brothers Mortgage-Backed Securities Index. (The Lehman Brothers Mortgage-Backed Securities Index tracks the mortgage-backed pass-through securities of Ginnie Mae (“GNMA”), Fannie Mae (“FNMA”) and Freddie Mac, and is formed by grouping the universe of individual fixed rate mortgage-backed securities pools into generic aggregates. The index is not available for investment and, unlike the Portfolio, does not incur expenses.)

Minimum Quality Rating:	S&P: BBB-	Moody's: Baa3	S&P (Short-Term): A-2	Moody’s (Short-Term): P-2	Fitch: BBB-	Average Portfolio Quality: AA (Aa)
Duration:
The U.S. dollar-weighted average duration of the Portfolio generally will not differ from the weighted average duration of the Lehman Brothers Mortgage-Backed Securities Index by more than one year. As of December 31, 2005, the duration of the Lehman Brothers Mortgage-Backed Securities Index was 3.71 years. As of December 31, 2005, the duration of the Mortgage-Backed Portfolio was 3.83 years.

Investment Policies:
Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) must be invested in mortgage- and asset-backed securities of U.S. and foreign issuers. The Portfolio will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment. For temporary defensive purposes, the Portfolio may invest up to 100% of its total assets in U.S. government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is “non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers. Under normal circumstances, the Portfolio will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry will be deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset- and mortgage-backed securities.

Principal Investments:
•  Asset-Backed Securities
•  Bank Obligations
•  Derivative Instruments
•  Dollar Roll Transactions
•  Mortgage-Backed Securities
•  Other Investment Companies
•  Repurchase and Reverse Repurchase Agreements
•  Stripped Instruments
•  TBA Transactions
•  Total Return Swaps
•  U.S. Government and Agency Securities

5

WORLDWIDE PORTFOLIO
Investment Objective:	To attain a high level of total return as may be consistent with the preservation of capital.
Principal Investment Strategies:
The Portfolio invests primarily in investment grade debt securities from worldwide bond markets, denominated in both U.S. dollars and foreign currencies (minimum rating of BBB- by S&P, Baa3 by Moody's, BBB- by Fitch or a comparable rating or higher from a NRSRO or if the security is unrated, of comparable credit quality in the judgment of the Investment Adviser/Fischer Francis Trees & Watts (the “Sub-Adviser”)). The performance objective of the Portfolio is to outperform an index that the portfolio manager believes is an appropriate benchmark for the Portfolio. The current index used by the portfolio manager for the Portfolio is the Lehman Brothers Global Aggregate Index (Unhedged). (The Lehman Brothers Global Aggregate Index (Unhedged) provides a broad-based measure of the international investment grade bond market, combining the U.S. Aggregate Index with the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index. The index is not available for investment and, unlike the Portfolio, does not incur expenses.)

Minimum Quality Rating:	S&P: BBB-	Moody's: Baa3	S&P (Short-Term): A-2	Moody’s (Short-Term): P-2	Fitch: BBB-	Average Portfolio Quality: A
Duration:
The Portfolio's U.S. dollar-weighted average duration generally will not differ from the weighted average duration of the Lehman Brothers Global Aggregate Index (Unhedged) by more than 2 years. As of December 31, 2005, the duration of the Lehman Brothers Global Aggregate Index (Unhedged) was 5.28 years. As of December 31, 2005, the duration of the Worldwide Portfolio was 5.64 years.

Investment Policies:
The Portfolio invests primarily in investment grade debt securities from worldwide bond markets, denominated in both U.S. dollars and foreign currencies. The Portfolio will maintain investments in debt securities of issuers from at least three different countries including the U.S. At least 35% of the Portfolio's total assets will be invested in debt securities and their related instruments from jurisdictions outside the U.S. The Portfolio will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment. For temporary defensive purposes, up to 100% of the Portfolio's total assets may be invested in U.S. government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers. Under normal circumstances, the Portfolio will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry will be deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset- and mortgage-backed securities.

Principal Investments:
•  Asset-Backed Securities
•  Bank Obligations
•  Corporate Debt Instruments
•  Derivative Instruments
•  Dollar Roll Transactions
•  Foreign Debt Instruments
•  Mortgage-Backed Securities
•  Other Investment Companies
•  TBA Transactions
•  U.S. Government and Agency Securities

6

WORLDWIDE CORE PORTFOLIO

Investment Objective:	To attain a high level of total return as may be consistent with the preservation of capital.

Principal Investment Strategies:
The Portfolio invests primarily in investment grade debt securities from worldwide bond markets, denominated in both U.S. dollars and foreign currencies (minimum rating of BBB- by S&P, Baa3 by Moody's, BBB- by Fitch or a comparable rating, or higher from a NRSRO, or if the security is unrated, of comparable credit quality in the judgment of the Investment Adviser/Sub-Adviser). The portfolio manager will attempt to actively utilize currency hedging techniques. The performance objective of the Portfolio is to outperform an index that the portfolio manager believes is an appropriate benchmark for the Portfolio. The current index used by the portfolio manager for the Portfolio is the Lehman Brothers Global Aggregate Index (Hedged). (The Lehman Brothers Global Aggregate Index (Hedged) provides a broad-based measure of the international investment grade bond market, combining the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index, with returns expressed in U.S. dollars. The index is not available for investment and, unlike the Portfolio, does not incur expenses.)

Minimum Quality Rating:	S&P: BBB-	Moody's: Baa3	S&P (Short-Term): A-2	Moody’s (Short-Term): P-2	Fitch: BBB-	Average Portfolio Quality: A
Duration:
The Portfolio's U.S. dollar-weighted average duration generally will not differ from the weighted average duration of the Lehman Brothers Global Aggregate Index (Hedged) by more than 2 years. As of December 31, 2005, the duration of the Lehman Brothers Global Aggregate Index (Hedged) was 5.28 years. As of December 31, 2005, the duration of the Worldwide Core Portfolio was 5.48 years.

Investment Policies:
The Portfolio invests primarily in investment grade debt securities from worldwide bond markets, denominated in both U.S. dollars and foreign currencies. The Portfolio will maintain investments in debt securities of issuers from at least three different countries including the U.S. At least 35% of the Portfolio's total assets will be invested in debt securities and their related instruments from jurisdictions outside the U.S. As a fundamental policy, to the extent feasible, the Portfolio will actively utilize currency hedging techniques to hedge at least 65% of its total assets. The Portfolio will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment. For temporary defensive purposes, up to 100% of the Portfolio's total assets may be invested in U.S. government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers. Under normal circumstances, the Portfolio will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry will be deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset- and mortgage-backed securities.

Principal Investments:
•  Asset-Backed Securities
•  Bank Obligations
•  Corporate Debt Instruments
•  Derivative Instruments
•  Dollar Roll Transactions
•  Foreign Debt Instruments
•  Mortgage-Backed Securities
•  Other Investment Companies
•  TBA Transactions
•  U.S. Government and Agency Securities

7

INTERNATIONAL PORTFOLIO

Investment Objective:	To attain a high level of total return as may be consistent with the preservation of capital.
Principal Investment Strategies:
The Portfolio invests primarily in investment grade debt securities from foreign bond markets and denominated in foreign currencies (minimum rating of BBB- by S&P, Baa3 by Moody's, BBB- by Fitch or a comparable rating or higher from a NRSRO, or if the security is unrated, of comparable credit quality in the judgment of the Investment Adviser/Sub-Adviser). The performance objective of the Portfolio is to outperform an index that the portfolio manager believes is an appropriate benchmark for the Portfolio. The current index used by the portfolio manager for the Portfolio is the Lehman Brothers Global Aggregate Index (ex-USD). (The Lehman Brothers Global Aggregate Index (ex-USD) provides a broad-based measure of the international investment grade bond market. The Lehman Brothers Global Aggregate Index (ex-USD) combines non-U.S. dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index. The index is not available for investment and, unlike the Portfolio, does not incur expenses).

Minimum Quality Rating:	S&P: BBB-	Moody's: Baa3	S&P (Short-Term): A-2	Moody’s (Short-Term): P-2	Fitch: BBB-	Average Portfolio Quality: A
Duration:
The Portfolio's weighted average duration generally will not differ from the weighted average duration of the Lehman Brothers Global Aggregate Index (ex-USD) by more than 2 years. As of December 31, 2005, the duration of the Lehman Brothers Global Aggregate Index (ex-USD) was 5.73 years. As of December 31, 2005, the duration of the International Portfolio was 5.87 years.

Investment Policies:
The Portfolio invests primarily in investment grade debt securities from foreign bond markets or denominated in foreign currencies. The Portfolio will maintain investments in debt securities of issuers from at least three different countries. At least 65% of the Portfolio's total assets will be invested in debt securities from jurisdictions outside the U.S. or denominated in currencies other than the U.S. dollar. The Portfolio will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment. For temporary defensive purposes, up to 100% of the Portfolio's total assets may be invested in U.S. government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers. Under normal circumstances, the Portfolio will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry will be deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset- and mortgage-backed securities.

Principal Investments:
Debt Instruments, including:
•  Asset-Backed Securities
•  Bank Obligations
•  Corporate Debt Instruments
•  Derivative Instruments
•  Government Debt Instruments
•  Indexed Notes
•  Interest Rate Futures
•  Mortgage-Backed Securities
•  Other Investment Companies

8

U.S. INFLATION-INDEXED PORTFOLIO
Investment Objective:	To attain a high level of total return in excess of inflation as may be consistent with the preservation of capital.
Principal Investment Strategies:
The Portfolio invests primarily in bonds that are denominated in U.S. dollars and that have a coupon rate and/or principal amount linked to the inflation rate, and derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate. The performance objective of the Portfolio is to outperform an index that the portfolio manager believes is an appropriate benchmark for the Portfolio. The current index used by the portfolio manager for the Portfolio is the Lehman Brothers U.S. Treasury Inflation Note Index. (The Lehman Brothers U.S. Treasury Inflation Note Index is comprised of bonds that have cash flows linked to an inflation index. These securities protect against adverse inflation and provide a minimum level of real return. Each bond in the Index will be adjusted monthly for changes in the Consumer Price Index ("CPI") (non-seasonally adjusted). All bonds included in the Index are issued by the U.S. Treasury. In addition, the bonds must have more than one year to maturity. The index is not available for investment and, unlike the Portfolio, does not incur expenses.)

Minimum Quality Rating:	S&P: BBB-	Moody's: Baa3	S&P (Short-Term): A-2	Moody’s (Short-Term): P-2	Fitch: BBB-	Average Portfolio Quality: AA (Aa)
Duration:
The Portfolio's U.S. dollar-weighted average real duration generally will not differ from the weighted average duration of the Lehman Brothers U.S. Treasury Inflation Note Index by more than 2 years. As of December 31, 2005, the real duration of the Lehman Brothers U.S. Treasury Inflation Note Index was 8.18 years. As of December 31, 2005, the real duration of the U.S. Inflation-Indexed Portfolio was 8.20 years. Real duration measures the price sensitivity of a bond as real interest rates (i.e. nominal interest rates adjusted for inflation) move up and down.

Investment Policies:
Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) must be invested in inflation-indexed securities that are denominated in U.S. dollars and derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate. The Portfolio will invest in derivatives as a substitute for direct investment in inflation-indexed securities. In addition, up to 20% of the Portfolio’s net assets (including borrowings for investment purposes) may be invested in foreign inflation-indexed securities (sovereign issues only) whose returns may be hedged into U.S. dollars, U.S. government and agency securities that are not indexed to inflation, and corporate bonds denominated in U.S. dollars or foreign currencies. For temporary defensive purposes, up to 100% of the Portfolio's total assets may be invested in U.S. government securities (including those not indexed for inflation), cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "non-diversified" under the 1940 Act, meaning that it may invest in securities of a limited number of issuers.

Principal Investments:	• Derivative Instruments • Inflation-Indexed Securities • Other Investment Companies

9

GLOBAL INFLATION-INDEXED HEDGED PORTFOLIO

Investment Objective:	To attain a high level of return in excess of inflation as may be consistent with the preservation of capital.
Principal Investment Strategies:
The Portfolio invests primarily in securities from worldwide bond markets that are denominated in both U.S. dollars and foreign currencies and have a coupon rate and/or principal amount linked to the local or regional inflation rate. The performance objective of the Portfolio is to outperform an index that the portfolio manager believes is an appropriate benchmark for the Portfolio. The current index used by the portfolio manager for the Portfolio is the Barclays Global Inflation-Linked Bond Index Hedged. (The Barclays Global Inflation-Linked Bond Index Hedged is comprised of sovereign inflation-linked debt currently issued in Australia, Canada, France, Germany, Italy, Japan, Sweden, the United States and the United Kingdom, with returns expressed in U.S. dollar hedged terms. Other countries may be added to the Index from time to time. The index is not available for investment and, unlike the Portfolio, does not incur expenses.)

Minimum Quality Rating:	S&P: BBB-	Moody’s: Baa3	S&P (Short-Term): A-2	Moody’s (Short-Term): P-2	Fitch: BBB-	Average Portfolio Quality: AA (Aa)
Duration:
The Portfolio's U.S. dollar-weighted average real duration generally will not differ from the weighted average duration of the Barclays Global Inflation-Linked Bond Index Hedged by more than 2 years. As of December 31, 2005, the real duration of the Barclays Global Inflation-Linked Bond Index Hedged was 9.87 years. As of December 31, 2005, the real duration of the Global Inflation-Indexed Hedged Portfolio was 9.93 years. Real duration measures the price sensitivity of a bond as real interest rates (i.e. nominal interest rates adjusted for inflation) move up and down.

Investment Policies:
Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) must be invested in inflation-indexed securities. The Portfolio will attempt to actively utilize currency hedging techniques. The Portfolio is not required to invest any minimum percentage of its assets in debt securities of issuers located outside the U.S. nor in any minimum number of countries or currencies. The Portfolio will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment. For temporary defensive purposes, up to 100% of the Portfolio's total assets may be invested in U.S. government securities (including those not indexed for inflation), cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "non-diversified" under the 1940 Act, meaning that it may invest in securities of a limited number of issuers. Under normal circumstances, the Portfolio will invest more than 25% of its total assets in securities issued by the foreign governments included in the Index (the “Government Group”). Except for securities issued by the Government Group, the Portfolio will not invest more than 25% of its total assets in any industry or foreign government. If the Portfolio invests more than 25% of its total assets in securities of a single issuer in the Government Group, the percentage of that issuer’s securities in the Portfolio will not be more than fifteen percentage points higher than that issuer’s weighting in the Barclays Global Inflation-Linked Bond Index Hedged, the Portfolio’s benchmark index, or any replacement benchmark index that is selected and approved by the FFTW Funds, Inc. (the “Fund’s”) Board of Directors. In the event that the Fund’s Board of Directors seeks to replace the Portfolio’s benchmark index, the Portfolio’s shareholders will be given sixty (60) days’ prior notice of the change.

Principal Investments:	• Derivative Instruments • Inflation-Indexed Securities • Other Investment Companies

10

PRINCIPAL INVESTMENT RISKS

"Risk" is the chance that you may lose money on an investment or that you will not earn as much as you expect. The greater the risk, the greater the possibility of losing money.

All of the Portfolios are affected by changes in the U.S. or foreign economies, or in individual securities.

The possibility also exists that investment decisions of portfolio managers will not accomplish what they are designed to achieve. No assurance can be given that a Portfolio's investment objective will be achieved.

The Investment Adviser may change the index against which a Portfolio’s performance is measured at any time, subject to review by the Fund’s Board of Directors.

The Portfolios may invest in securities issued by the U.S. government, its agencies or sponsored enterprises. Although U.S. government securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities and instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while others, such as FNMA, Freddie Mac and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities, or sponsored enterprises if it is not obliged to do so by law. Investments in the U.S. Short-Term Portfolio are neither guaranteed nor insured by the United States government.

The high portfolio turnover of each Portfolio may result in greater transaction costs, and may increase the amount of taxes payable by a shareholder. The risks associated with each Portfolio depend on its investment strategy and the types of securities it holds. The principal risks affecting each Portfolio are indicated as follows:

Risks:	U.S. Short-Term	Limited Duration	Mortgage- Backed	Worldwide	Worldwide Core	International	U.S. Inflation-Indexed	Global Inflation-Indexed Hedged
Banking industry risk	.	.	.	.	.	.
Concentration risk	.	.	.	.	.	.		.
Credit risk	.	.	.	.	.	.	.	.
Currency risk				.	.	.	.	.
Derivatives risk	.	.	.	.	.	.	.	.
Foreign risk		.		.	.	.	.	.
Interest rate risk	.	.	.	.	.	.	.	.
Liquidity risk	.	.	.	.	.	.	.	.
Non-diversification risk		.	.	.	.	.	.	.
Prepayment risk	.	.	.	.	.	.

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Banking industry risk:	Investing in bank obligations exposes a Portfolio to risks associated with the banking industry, such as interest rate and credit risks.

Concentration risk:
A Portfolio that invests more than 25% of its total assets in the securities of issuers in any one industry is exposed to the risk that factors affecting that industry will have a greater effect on the Portfolio than they would if the Portfolio invested in a diversified number of unrelated industries.

Credit risk:
Debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. In addition, lower rated securities have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments and thus default. The lower the ratings of such debt securities, the greater their credit risk.

Currency risk:
Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. When synthetic and cross-hedges are used, the net exposure of a Portfolio to any one currency may be different from that of its total assets denominated in such currency.

Derivatives risk:
Derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives, including futures contracts, may also have a leveraging effect, which may increase the volatility of the Portfolio. The use of derivatives may reduce returns for the Portfolio.

Foreign risk:
Investing in foreign securities exposes a Portfolio to risks such as political and economic instability, currency devaluation and high inflation rates, which may result in Portfolio losses and higher volatility.

Interest rate risk:
Debt securities are subject to the risk that the market value will decline because of rising interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Liquidity risk:	Certain securities may be difficult or impossible to sell at favorable prices within the desired time frame.

Non- diversification risk:
A non-diversified Portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries than a diversified Portfolio. This vulnerability to factors affecting a single investment can result in greater Portfolio losses and volatility.

Prepayment risk:	A Portfolio that invests in mortgage-backed and other asset-backed securities is exposed to the risk that such securities may repay principal either faster or slower than expected.

A description of the Fund’s policies and procedures regarding the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

12

RISK/RETURN BAR CHARTS AND TABLES

The following charts and tables give some indication of the risks of investing in the Portfolios. These charts and tables illustrate the changes in each Portfolio's yearly performance, as represented by the performance of the Advisor Class, and show how each Advisor Class’s average returns for 1, 5 and 10 years (or since inception if a Portfolio has not been in existence for 5 or 10 years) compared with a Portfolio’s benchmark index. Past performance, before and after taxes, is not necessarily an indication of how a Portfolio will perform in the future.

Performance history will be available for the Investor Class after the Investor Class has been in operation for one calendar year. Investor Class returns would be lower than those shown by 0.25% due to the imposition of distribution (12b-1) fees.

For the Calendar Years Ended December 31

U.S. Short-Term Portfolio - Advisor Class
Annual Total Return

During the ten-year period shown in the U.S. Short-Term Portfolio's bar chart, the highest quarterly return was 2.02% (quarter ending 12/31/00) and the lowest quarterly return was -0.37% (quarter ending 12/31/02).

The returns shown above are for the Advisor Class of the Portfolio, which is not available through this prospectus. The Investor Class would have substantially similar annual returns to the Advisor Class because the classes are invested in the same Portfolio of securities. However, the Investor Class’s returns will be lower than the Advisor Class’s returns to the extent that the Investor Class has higher expenses.

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For the Calendar Years Ended December 31

Limited Duration Portfolio - Advisor Class
Annual Total Return

During the ten-year period shown in the Limited Duration Portfolio's bar chart, the highest quarterly return was 3.13% (quarter ending 9/30/01) and the lowest quarterly return was -0.82% (quarter ending 6/30/04).

The returns shown above are for the Advisor Class of the Portfolio, which is not available through this prospectus. The Investor Class would have substantially similar annual returns to the Advisor Class because the classes are invested in the same Portfolio of securities. However, the Investor Class’s returns will be lower than the Advisor Class’s returns to the extent that the Investor Class has higher expenses.

For the Calendar Years Ended December 31

Mortgage-Backed Portfolio - Advisor Class
Annual Total Return

During the nine-year period shown in the Mortgage-Backed Portfolio's bar chart, the highest quarterly return was 3.99% (quarter ending 9/30/01) and the lowest quarterly return was -1.10% (quarter ending 6/30/99).

The returns shown above are for the Advisor Class of the Portfolio, which is not available through this prospectus. The Investor Class would have substantially similar annual returns to the Advisor Class because the classes are invested in the same Portfolio of securities. However, the Investor Class’s returns will be lower than the Advisor Class’s returns to the extent that the Investor Class has higher expenses.

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For the Calendar Years Ended December 31

Worldwide Portfolio - Advisor Class
Annual Total Return

During the ten-year period shown in the Worldwide Portfolio's bar chart, the highest quarterly return was 8.85% (quarter ending 9/30/98) and the lowest quarterly return was -3.73% (quarter ending 3/31/99).

The returns shown above are for the Advisor Class of the Portfolio, which is not available through this prospectus. The Investor Class would have substantially similar annual returns to the Advisor Class because the classes are invested in the same Portfolio of securities. However, the Investor Class’s returns will be lower than the Advisor Class’s returns to the extent that the Investor Class has higher expenses.

For the Calendar Years Ended December 31

Worldwide Core Portfolio - Advisor Class
Annual Total Return

During the ten-year period shown in the Worldwide Core Portfolio's bar chart, the highest quarterly return was 5.66% (quarter ending 9/30/98) and the lowest quarterly return was -0.91% (quarter ending 6/30/04).

The returns shown above are for the Advisor Class of the Portfolio, which is not available through this prospectus. The Investor Class would have substantially similar annual returns to the Advisor Class because the classes are invested in the same Portfolio of securities. However, the Investor Class’s returns will be lower than the Advisor Class’s returns to the extent that the Investor Class has higher expenses.

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For the Calendar Years Ended December 31

International Portfolio - Advisor Class
Annual Total Return

During the nine-year period shown in the International Portfolio's bar chart, the highest quarterly return was 13.95% (quarter ending 6/30/02) and the lowest quarterly return was -5.28% (quarter ending 3/31/99).

The returns shown above are for the Advisor Class of the Portfolio, which is not available through this prospectus. The Investor Class would have substantially similar annual returns to the Advisor Class because the classes are invested in the same Portfolio of securities. However, the Investor Class’s returns will be lower than the Advisor Class’s returns to the extent that the Investor Class has higher expenses.

For the Calendar Years Ended December 31

U.S. Inflation-Indexed Portfolio - Advisor Class
Annual Total Return

During the four-year period shown in the U.S. Inflation-Indexed Portfolio's bar chart, the highest quarterly return was 7.88% (quarter ending 9/30/02) and the lowest quarterly return was -2.87% (quarter ending 6/30/04).

The returns shown above are for the Advisor Class of the Portfolio, which is not available through this prospectus. The Investor Class would have substantially similar annual returns to the Advisor Class because the classes are invested in the same Portfolio of securities. However, the Investor Class’s returns will be lower than the Advisor Class’s returns to the extent that the Investor Class has higher expenses.

16

For the Calendar Years Ended December 31

Global Inflation-Indexed Hedged Portfolio - Advisor Class
Annual Total Return

During the two-year period shown in the Global Inflation-Indexed Hedged Portfolio's bar chart, the highest quarterly return was 3.55% (quarter ending 9/30/04) and the lowest quarterly return was -1.32% (quarter ending 6/30/04).

The returns shown above are for the Advisor Class of the Portfolio, which is not available through this prospectus. The Investor Class would have substantially similar annual returns to the Advisor Class because the classes are invested in the same Portfolio of securities. However, the Investor Class’s returns will be lower than the Advisor Class’s returns to the extent that the Investor Class has higher expenses.

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AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDING DECEMBER 31, 2005)*	Past 1 Year	Past 5 years	Past 10 years	Since Inception**

U.S Short-Term Portfolio - Advisor Class
Return Before Taxes	3.32	2.45	3.95	N/A
Return After Taxes on Distributions	2.03	1.22	2.17	N/A
Return After Taxes on Distributions and Sale of Fund Shares	2.15	1.35	2.26	N/A
Merrill Lynch 3-6 Month Treasury Index***	3.04	2.43	4.01	N/A

Limited Duration Portfolio - Advisor Class
Return Before Taxes	2.31	3.92	5.01	N/A
Return After Taxes on Distributions	0.80	2.30	3.00	N/A
Return After Taxes on Distributions and Sale of Fund Shares	1.49	2.39	3.04	N/A
Merrill Lynch 1-3 Year Treasury Index***	1.67	3.67	4.79	N/A

Mortgage-Backed Portfolio - Advisor Class
Return Before Taxes	3.16	5.47	N/A	6.61
Return After Taxes on Distributions	1.51	3.47	N/A	4.05
Return After Taxes on Distributions and Sale of Fund Shares	2.03	3.46	N/A	4.05
Lehman Brothers Mortgage-Backed Securities Index***	2.61	5.44	N/A	6.43

Worldwide Portfolio - Advisor Class
Return Before Taxes	-5.03	6.56	5.38	N/A
Return After Taxes on Distributions	-8.86	3.86	3.03	N/A
Return After Taxes on Distributions and Sale of Fund Shares	-3.10	4.07	3.19	N/A
Lehman Brothers Global Aggregate Index (Unhedged)***	-4.49	6.80	5.34	N/A

Worldwide Core Portfolio - Advisor Class
Return Before Taxes	3.62	5.41	7.11	N/A
Return After Taxes on Distributions	2.86	3.78	4.52	N/A
Return After Taxes on Distributions and Sale of Fund Shares	2.35	3.64	4.46	N/A
Lehman Brothers Global Aggregate Index (Hedged)***	4.28	5.57	6.61	N/A

International Portfolio - Advisor Class
Return Before Taxes	-9.77	7.26	N/A	5.36
Return After Taxes on Distributions	-12.38	4.28	N/A	2.75
Return After Taxes on Distributions and Sale of Fund Shares	-6.17	4.53	N/A	3.02
Lehman Brothers Global Aggregate Index (ex-USD)***	-8.65	7.64	N/A	4.73

U.S. Inflation-Indexed Portfolio - Advisor Class
Return Before Taxes	3.44	N/A	N/A	8.62
Return After Taxes on Distributions	1.20	N/A	N/A	5.90
Return After Taxes on Distributions and Sale of Fund Shares	2.31	N/A	N/A	5.84
Lehman Brothers U.S. Treasury Inflation Note Index***	2.84	N/A	N/A	8.56
Global Inflation-Indexed Hedged Portfolio - Advisor Class
Return Before Taxes	5.33	N/A	N/A	7.03
Return After Taxes on Distributions	2.75	N/A	N/A	4.76
Return After Taxes on Distributions and Sale of Fund Shares	3.51	N/A	N/A	4.69
Barclays Global Inflation-Linked Bond Index (Hedged)***	5.72	N/A	N/A	7.03

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The returns shown above are for the Advisor Class of the Portfolio, which is not available through this prospectus. The Investor Class would have substantially similar annual returns to the Advisor Class because the classes are invested in the same Portfolio of securities. The Investor Class’s returns will be lower than the Advisor Class’s returns to the extent that the Investor Class has higher expenses, including its 0.25% distribution (12b-1) fee.

* After tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The Portfolios’ past performance, before and after taxes, is not necessarily an indication of how the Portfolios will perform in the future. Total return would have been lower had certain expenses not been waived or reimbursed. The indices listed in the chart above do not reflect deductions for fees, expenses or taxes.

**Portfolio Inception Dates:

1.	Mortgage Backed Portfolio: 4/29/96
2.	International Portfolio: 5/9/96
3.	U.S. Inflation-Indexed Portfolio: 1/2/01
4.	Global Inflation-Indexed Hedged Portfolio: 1/14/03

***The benchmark reflects no deduction for fees, expenses or taxes.

19

FEE TABLE

This Table describes the fees and expenses* that you may pay if you buy, hold or sell shares of a Portfolio.

Portfolio Name	U.S Short-Term	Limited Duration	Mortgage-Backed	Worldwide	Worldwide Core	International	U.S. Inflation-Indexed	Global Inflation-Indexed Hedged
Shareholder Fees (Fees Paid Directly From Your Investment)	None	None	None	None	None	None	None	None
Annual Fund Operating Expenses (Expenses That Are Deducted From Fund Assets)
Management Fees	0.30%	0.35%	0.30%	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution Fees (12b-1)**	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses[1]	0.24%	0.23%	0.28%	0.29%	0.52%	0.35%	0.20%	0.47%
Total Annual Fund Operating Expenses	0.79%	0.83%[4]	0.83%	0.94%	1.17%[4]	1.00%	0.85%[3]	1.12%[3]
Contractually Waived Fees	0.15%			0.09%
Net Annual Fund Operating Expenses	0.64%[2]			0.85%[2]

*The costs set forth in the fee table are estimated amounts for the current fiscal year.

**The Board approved a Rule 12b-1 plan with a 0.25% distribution fee. In addition, the Board approved a Shareholder Services Plan which would provide for a fee paid monthly at an annual rate of up to 0.25%. At the present time, the Fund is not assessing a shareholder services fee. Should the Fund wish to impose this fee, the implementation must be approved by the Board and shareholders must be provided with 60 days’ prior notice.

1Under an Administration Agreement dated August 15, 2003 between the Fund and Investors Bank & Trust Company (“Investors Bank” or “the Administrator”), the Administrator provides administrative services to each Portfolio for an administrative fee. Under an Operations Monitoring Agent Agreement effective August 15, 2003, Vastardis Fund Services LLC earns a fee for providing operations monitoring services to the Fund.

2Pursuant to the Investment Advisory Agreements for the U.S. Short-Term Portfolio and the Worldwide Portfolio, the Total Operating Expenses (excluding Distribution Fees) of each Portfolio are capped at 0.40% and 0.60%, respectively, (on an annualized basis) of that Portfolio’s average daily net assets, through April 30, 2007. The contractual expense cap for the U.S. Short-Term Portfolio includes a voluntary waiver by the Investment Adviser of 0.15% of its management fees. Such voluntary fee waiver can be terminated at any time.

3The Investment Adviser has voluntarily agreed to cap the Total Fund Operating Expenses (excluding Distribution Fees) of the U.S. Inflation-Indexed Portfolio and the Global Inflation-Indexed Hedged Portfolio at 0.35% and 0.50%, respectively (on an annualized basis), of that Portfolio's average daily net assets, which includes a voluntary waiver of 0.20% of its management fees for each of these Portfolios. Such voluntary expense caps and fee waivers can be terminated at any time.

4The Investment Adviser has voluntarily agreed to waive 0.20% of its management fees for the Limited Duration Portfolio and 0.15% of its management fees for the Worldwide Core Portfolio. After such voluntary fee waivers, the Net Annual Fund Operating Expenses of the Limited Duration and Worldwide Core Portfolios are 0.83% and 1.17%, respectively. Such voluntary fee waivers can be terminated at any time.

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EXPENSE TABLE EXAMPLE

The following table is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Portfolio’s Investor Class for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Portfolio's Investor Class operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio Name	1 Year	3 Years	5 Years	10 Years
U.S. Short-Term	$65	$237	$424	$964
Limited Duration	$85	$265	$460	$1,025
Mortgage-Backed	$85	$265	$460	$1,025
Worldwide	$87	$291	$511	$1,146
Worldwide Core	$119	$372	$644	$1,420
International	$102	$318	$552	$1,225
U.S. Inflation-Indexed	$87	$271	$471	$1,049
Global Inflation-Indexed Hedged	$114	$356	$617	$1,363

FUND MANAGEMENT

BOARD OF DIRECTORS

The Board of Directors of the Fund is responsible for the overall management and supervision of the Portfolios, each a series of the Fund. The Fund's Directors are Stephen P. Casper, John C Head III, Lawrence B. Krause, Saul H. Hymans and Andrea Redmond. Additional information about the Directors and the Fund's executive officers may be found in the SAI under the heading "Management of the Fund."

INVESTMENT ADVISER

Subject to the direction and authority of the Board of Directors, FFTW serves as Investment Adviser to the Portfolios. The Investment Adviser conducts investment research and is responsible for the purchase, sale or exchange of the Portfolios' assets. Organized in 1972, the Investment Adviser is registered with the Commission and is a New York corporation that, with its affiliated companies, managed approximately $39.7 billion in assets, as of December 31, 2005, for numerous fixed-income portfolios. The Investment Adviser, together with its affiliates, currently advises institutional clients including banks, central banks and pension funds. The Investment Adviser also serves as the adviser or the sub-adviser to domestic and international pooled investment vehicles. The Investment Adviser's offices are located at 200 Park Avenue, New York, New York 10166. The Investment Adviser is directly wholly-owned by Charter Atlantic Corporation, a New York corporation.

INVESTMENT SUB-ADVISER

The Sub-Adviser, a corporate partnership organized under the laws of the United Kingdom and an affiliate of the Investment Adviser, serves as Sub-Adviser to the Worldwide, Worldwide Core, International and Global Inflation-Indexed Hedged Portfolios. Organized in 1989, the Sub-Adviser is a U.S.-registered investment adviser and managed approximately $14.9 billion in multi-currency fixed-income portfolios for institutional clients as of December 31, 2005. The Investment Adviser pays any compensation to the Sub-Adviser from its advisory fee. The Sub-Adviser's annual fee is equal to the advisory fee for each of the Worldwide, Worldwide Core, International and Global Inflation-Indexed Hedged Portfolios after any waivers. The Sub-Adviser's offices are located at 2 Royal Exchange, London, EC3V 3RA. The Sub-Adviser is directly and indirectly wholly-owned by Charter Atlantic Corporation, a New York corporation.

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL

A discussion of the basis for the Board of Directors’ approval of the advisory and sub-advisory contracts for the Portfolios is available in the Funds’ semi-annual report to shareholders for the period ended June 30, 2005.

PORTFOLIO MANAGERS

FFTW uses a team approach for determining its broad investment strategy for interest rate risk, currency risk and sector allocation. The full portfolio team, comprised of the sector specialist teams for Sovereign Bonds, Corporate Bonds, Structured Products and Foreign Exchange, meets once a week to determine the firm’s overall strategy for global bond and currency markets. The translation of the firm-wide investment strategy into a specific strategy for each Portfolio of the Fund in a manner that complies with each Portfolio’s specific investment objectives and restrictions is the responsibility of a specific portfolio manager. The portfolio manager determines the broad risk parameters and overall sector and interest rate strategy for the Portfolio. The portfolio manager relies on the sector specialist teams to select the specific securities for each Portfolio. The biographical information for each portfolio manager of the Fund is set forth below.

Additional information about each portfolio manager, including how each is compensated, other accounts each manages and each portfolio manager’s ownership of Fund securities is located in the SAI.

RICHARD WILLIAMS, CHIEF INVESTMENT OFFICER, MANAGING DIRECTOR. Mr. Williams joined FFTW in 1995 and has held his position since 2003. Previously he was a market specialist focusing on European fixed income markets. In addition to having overall responsibility for the investment team he is a portfolio manager for global bond portfolios. He is also the lead portfolio manager for FFTW’s absolute return strategies. Mr. Williams joined FFTW from Deutsche Bank, where he worked as an analyst in the fixed income research department for two years. Mr. Williams has an MA in mathematics from Lincoln College, Oxford University, and completed an MBA from City University Business School while at FFTW. He is a Fellow of the Institute of Actuaries and has lectured in Finance at Moscow State University.
JOHN CAREY, CFA, MANAGING DIRECTOR. Mr. Carey joined FFTW in 1998. Mr. Carey is head of the Structured Securities Team and a member of the firm’s Investment Strategy Group. He is the portfolio manager for the firm’s mortgage and short duration products. His market responsibilities are focused on fixed-rate CMOs and CMO derivatives. Mr. Carey was previously a Limited Partner at Atlantic Portfolio Analytics and Management (APAM), where he traded mortgage-backed securities and agency CMOs. Prior to joining APAM, Mr. Carey was a Senior Vice President in charge of secondary marketing for the Chase Manhattan Mortgage Corporation. Mr. Carey holds an MBA in finance from New York University (1988) and a BA in mathematical economics from Colgate University (1985). He is a member of the New York Society of Security Analysts.

22

DAVID J. MARMON, MANAGING DIRECTOR. Mr. Marmon joined FFTW in 1990. He leads the US Corporate Credit Team, which determines the security selection of corporate and high yield bonds. He is also one of senior portfolio managers on the Investment Strategy Group, which determines the investment strategy and sector allocations for all portfolios under FFTW’s management. Before joining FFTW, Mr. Marmon was head of futures and options research at Yamaichi International (America). His responsibilities at Yamaichi included the generation of trade ideas, daily analysis of market opportunities and the preparation of research reports. He was previously a financial analyst and strategist at the First Boston Corporation, where he developed hedging programs for financial institutions and industrial firms. He also performed historical and scenario analyses of the futures and options markets for traders and clients. Mr. Marmon began his career in finance as a research analyst on Chase Manhattan Bank’s arbitrage and municipal trading desks. Mr. Marmon earned a BA summa cum laude in economics from Alma College (1980) and an MA in economics from Duke University (1982), where he also pursued doctoral studies.

KENNETH O’DONNELL, CFA, PORTFOLIO MANAGER. Mr. O’Donnell joined FFTW in 2002. Currently, he manages portfolios of structured securities consisting primarily of asset-backed (ABS) and mortgage-backed securities (MBS) as well as agency and US government securities. He is also responsible for the management of money market, short and short-intermediate portfolios. Mr. O’Donnell was previously with Standish Mellon Asset Management in Boston. There, he worked as an asset-backed security specialist in the structured products group. His primary responsibilities included managing ABS, MBS and commercial mortgage backed securities (CMBS) exposures in diversified grouping of client portfolios. Prior to entering the finance industry, Mr. O’Donnell worked as a mechanical engineer in the Commercial Systems’ Group of the TRANE Company in Boston. Mr. O’Donnell holds a BS in mechanical engineering from Syracuse University and an MS in finance from Boston College. He is a member of the New York Society of Security Analysts.

PAUL J. ZHAO, PORTFOLIO MANAGER. Mr. Zhao joined FFTW in 2004. He is the portfolio manager for the firm’s US government and inflation-linked mandates, short duration sovereign portfolios, and global inflation-linked bond funds. Mr. Zhao joined FFTW after eight years at Teachers Insurance & Annuity Association - College Retirement Equities Fund (TIAA-CREF), most recently of which he served as a director and head of inflation-linked portfolio management. His other primary responsibilities at TIAA-CREF included designing interest rate hedging strategies for TIAA’s general fixed income account, co-managing various core plus style bond mutual funds, 529 plans and the CREF Bond Market Account. Mr. Zhao has extensive experience in trading US Treasury bonds, agency obligations, and inflation-linked securities. Mr. Zhao earned an MBA with a concentration in finance theory from Yale University (1996) and a BS in finance from Southern Connecticut State University (1993). He also studied graduate-level mathematics/statistics at Columbia University from 1997-1999.

SHAREHOLDER INFORMATION

PURCHASES

Portfolio Investor Class shares may only be purchased through financial intermediaries, such as broker-dealer firms (an “investment professional”), that enter into selling agreements with the Fund (or with the Fund’s distributor, at management’s discretion). The minimum initial required investment for purchasing Investor Class shares of a Portfolio is $3,000; such minimum may be waived at the discretion of the Fund. Subsequent investments may be of any amount. Shares of the U.S. Short-Term Portfolio will begin accruing dividends on the day Federal funds are received.

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Because Investor Class shares have higher expenses than Advisor Class shares, it may be advantageous to purchase Advisor Class shares of a Portfolio if you meet the minimum initial required investment. Advisor Class shares of a Portfolio are not available through this prospectus.

Purchases of shares of all the Portfolios may be made on any Business Day (as defined below). For all Portfolios, “Business Day” means any Monday through Friday that the New York Stock Exchange is open. At the present time, the New York Stock Exchange is closed on: New Year’s Day, Dr. Martin Luther King’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. In the event that banks are not open on a day that shares may be purchased (examples include Veteran’s Day and Columbus Day), trades will not settle until the following business day.

With the exception of the U.S. Short-Term Portfolio, the Portfolios are designed as long-term investments and, therefore, do not accommodate activities believed by the Portfolio to constitute “market timing” or other trading strategies that entail rapid or frequent purchases, sales or exchanges which could disrupt orderly management of a Portfolio’s investments (“disruptive trading”). The U.S. Short-Term Portfolio also does not accommodate market timing or disruptive trading. However, because this Portfolio is used as a cash sweep vehicle for shareholders, it may experience frequent purchases, sales or exchanges. Trading activity of this type is not considered disruptive to this Portfolio.

Market timing and disruptive trading can harm the interests of a Portfolio and its long-term investors. Portfolios that invest in foreign securities may be particularly susceptible to frequent trading strategies. This is because time zone differences among international stock markets can allow a shareholder engaging in a short-term strategy to exploit portfolio share prices that are based on closing prices of securities established some time before the portfolio calculates its own share price. The Board of Directors of the Fund has adopted policies and procedures with respect to frequent trading in Portfolio shares. These policies and procedures are reasonably designed to monitor a Portfolio’s trading activity and discourage disruptive trading and, in cases where disruptive trading activity is detected, to take action to stop such activity.

In order to ensure compliance with the Fund's procedures and to protect the interests of long-term investors, the Fund monitors trading in Portfolio shares by direct and beneficial shareholders. The Fund works with intermediaries that sell or facilitate distribution of Portfolio shares to identify abusive trading practices in omnibus accounts. The Fund reserves the right to take appropriate action as it deems necessary including, but not limited to, refusing to accept purchase orders in order to protect the interests of long-term shareholders.

Although the Fund takes certain steps, including the monitoring of subscription and redemption activity, to prevent abusive trading practices, there can be no guarantee that all such practices will be detected or prevented.

WIRING INSTRUCTIONS
To:	Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02117
ABA Number:	011001438
Account Name:	Quasar Distributors, LLC - Fund Purchase Account
Account Number:	933333333
Reference:	(Indicate Portfolio name)

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TO PURCHASE SHARES

Portfolio Name	When Net Asset Value (NAV) is determined	When & how shares may be purchased	Procedure for same day Purchases	Result of late notification or Delay in receipt of funds
• U.S. Short-Term • Limited Duration • Mortgage-Backed • Worldwide • Worldwide Core • International • U.S. Inflation-Indexed • Global Inflation-Indexed Hedged	• All Business Days
• Any Business Day

• Submitted orders must include a completed Account Application.

• Through your investment professional, funds must be wired to Quasar’s “Fund Purchase Account” at Investors Bank & Trust Company, (“Investors Bank;” or the “Transfer Agent”). The Fund does not acceptPurchases except by wire.

• Purchasers must call their investment professional prior to 4:00 p.m. ET to nform the Portfolio of the incoming wire transfer.

• It is the responsibility of your investment professional to transmit the order to the Transfer Agent on the day the order is placed.

• Your investment professional must indicate which Portfolio is to be purchased.

• If Federal funds are received by the Portfolio that day, the order will be effective that day. Price of shares is based on the next calculation of NAV after the order is placed.

• If a purchase order is placed with the investment professional after 4:00 p.m., or the order is not in good order, the transaction will be completed at the share price next determined after the order is received in good order by the Portfolio.

• It is the responsibility of your investment professional to transmit the order to the Transfer Agent in a timely manner.

It is the responsibility of your investment professional to transmit your order to buy shares before the close of business on the day you place your order.

REDEMPTIONS

All Portfolio shares (fractional and full) will be redeemed upon request from the investment professional. The redemption price will be the next net asset value per share, determined after the Transfer Agent receives proper notice of redemption (see table below).

Redemption of shares of all the Portfolios may be made on any Business Day (as defined above). In the event that banks are not open on a day that your transaction is scheduled to occur (examples include Veteran’s Day and Columbus Day), settlement will occur on the following business day.

Shares may only be redeemed by employing the services of your investment professional. The investment professional may charge a fee for its services. There are no loads imposed by the Fund. No charge is imposed by the Fund to redeem shares; however, a shareholder’s bank may impose its own wire transfer fee for receipt of the wire. The Fund may execute redemptions in any amount requested by the investment professional up to the amount the shareholder has invested in the Portfolio.

The Fund or the Transfer Agent may employ procedures designed to confirm that instructions communicated by telephone are genuine. If the Fund or the Transfer Agent does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. The Fund or the Transfer Agent may require personal identification codes and will only wire funds through pre-existing bank account instructions. No bank instruction changes will be accepted via telephone.

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In an attempt to reduce expenses, the Fund may redeem shares of any Investor Class shareholder whose Portfolio account has a net asset value lower than $3,000. An involuntary redemption will not occur when decreases in investment value result solely from adverse market conditions. The Fund will give 60 days’ prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the applicable Portfolio to avoid such redemption. The Fund may also redeem shares in a shareholder’s account as reimbursement for loss due to the failure of a check or wire to clear in payment of shares purchased.

TO REDEEM SHARES

  Investment professionals must provide the following information to the Transfer Agent:
1.  The dollar or share amount to be redeemed;
2.  The account to which the redemption proceeds should be wired (this account will have been previously designated by the shareholder on the Account Application);
3.   The name of the account holder; and
4.   The shareholder’s account number.

Shareholders should call their Investment Professional to request a redemption. It is the responsibility of your investment professional to transmit the order to sell shares before the close of business on the day you place your order.

Portfolio Name	When redemption effective	Result of late notification of redemption
• U.S. Short-Term • Limited Duration • Mortgage-Backed • Worldwide • Worldwide Core • International • U.S. Inflation-Indexed • Global Inflation-Indexed Hedged
•  If notice is received by the investment professional by 4:00 pm ET on any Business Day, the redemption will be effective and payment will be made within seven calendar days, but generally the next business day following receipt of such notice for all Portfolios (except on days where the Fund is open but banks are not open). Price of shares is based on the next calculation of the NAV after the order is placed.

•  It is the responsibility of your investment professional to transmit the notice to the Transfer Agent in a timely manner.

•  If notice of a redemption is placed with your investment professional after 4:00 p.m., or the notice is not in good order, the transaction will be completed at the share price next determined after the notice is received in good order by the Portfolio.

•  It is the responsibility of your investment professional to transmit the notice to the Transfer Agent in a timely manner.

It is the responsibility of your investment professional to transmit your order to sell shares before the close of business on the day you place your order.

PRICING OF PORTFOLIO SHARES

The price for Portfolio shares is based on the next calculation of the Portfolio’s net asset value per share after a purchase or redemption order is placed. Portfolio net asset value is calculated by: (1) adding the market value of all the Portfolio’s assets; (2) subtracting all of the Portfolio’s liabilities; and then (3) dividing by the number of shares outstanding and adjusting to the nearest cent.

For all Portfolios, net asset values are calculated by Investors Bank as of 4:00 p.m. ET on each Business Day.

All Portfolio investments are valued daily at their market price, if available, which results in unrealized gains or losses. Readily marketable fixed-income securities are valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Adviser to reflect the fair market value of such securities. Securities traded on an exchange are valued at their last sales price on that exchange. Securities and other financial instruments for which over-the-counter market quotations are available are valued at the latest bid price (asked price for short positions). Time deposits and repurchase agreements are generally valued at their cost plus accrued interest. All foreign holdings, receivables and payables, are valued daily at the mean foreign exchange rate. Securities with maturities less than 60 days are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

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To the extent that a Portfolio invests in foreign securities, these securities may be listed on foreign exchanges that trade on days when a Portfolio does not price its shares. As a result, the net asset value per share of a Portfolio may change at a time when shareholders are not able to purchase or redeem their shares. Similarly, a Portfolio may hold securities traded on U.S. markets where the market may close early on a given day or may regularly close prior to calculation of a Portfolio’s net asset value.

Securities for which market quotations are not readily available will be valued at their fair value as determined in good faith by management utilizing fair value procedures approved by the Fund’s Board of Directors. The fair value procedures involve the judgment of management and may represent prices that are otherwise unavailable on the open market.

The fair valuation of a particular security depends upon the circumstances of each individual case, and all appropriate factors relevant to the value of the security must be considered. As a general principle, the valuation should reflect the amount that a Portfolio could reasonably expect to receive for the security upon its current sale. Therefore, ascertaining fair value requires a determination of the amount that an arm’s-length buyer, under the circumstances, would currently pay for the security.

Non-material events affecting the value of such securities held by a Portfolio that occur between the close of trading in the security and the time at which a Portfolio prices its portfolio securities will not generally be reflected in a Portfolio’s calculation of its net asset value. The Investment Adviser will continuously monitor for material significant events that may call into question the reliability of market quotations obtained from an approved pricing service. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; and natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Where the Investment Adviser determines that an adjustment should be made in a portfolio security’s value because significant intervening events have caused a Portfolio’s net asset value per share to be materially inaccurate, the Investment Adviser shall seek to have the security or group of securities “fair valued” in accordance with the Fund’s fair value procedures and subject to the ratification/approval of the Fund’s Board of Directors.

FUND DIVIDENDS

Net investment income (including accrued but unpaid interest, amortization of original issue and market discount or premium, accrued expenses and other income adjustments, such as inflation adjustments on inflation-protected securities) of each Portfolio, other than the U.S. Short-Term Portfolio, will be declared as a dividend payable to the respective shareholders of record as of the second to last Business Day of each month. The net investment income of the U.S. Short-Term Portfolio will be declared as a dividend payable daily to the shareholders of record as of the close of each Business Day. Additionally, each Portfolio, at its discretion, may declare special dividends or distributions to comply with all federal tax regulations. Dividends may be suspended in November and/or December of each year if a Portfolio has already met its distribution requirements for that year.

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If desired, shareholders must request to receive dividends in cash (payable on the first Business Day of the following month) on the Account Application. Absent such notice, all dividends will be automatically reinvested in additional shares on the last Business Day of each month at the share’s net asset value. A shareholder may elect to change the dividend designation on the Account Application at any time by writing the Transfer Agent. If a Portfolio realizes net short-term or long-term capital gains (i.e., with respect to assets held more than one year), the Portfolio will distribute such gains by automatically reinvesting them in additional Portfolio shares (unless a shareholder has elected to receive cash).

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Director elections and other shareholder voting matters. Matters to be acted upon affecting a particular Portfolio (such as approval of the investment advisory agreement with the Investment Adviser or the submission of changes to a fundamental Portfolio investment policy) or a particular share class, require the affirmative vote of the Portfolio’s shareholders or the share class holders. The election of the Fund’s Board of Directors is voted upon by shareholders on a Fund-wide basis. The Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund’s or a Portfolio’s operation and for the election of Directors under certain circumstances. Directors may be removed by shareholders at a special meeting. The Directors shall call a special meeting of a Portfolio upon written request of shareholders owning at least 10% of the Portfolio’s outstanding shares.

TAX CONSIDERATIONS

The following discussion is for general information only. A potential investor should consult with his or her own tax adviser as to the tax consequences of an investment in a Portfolio, including the status of distributions from each Portfolio under applicable state or local law. Foreign shareholders are advised to consult their own tax advisers regarding investment tax consequences in a Portfolio. For additional information regarding tax issues pertaining to the Portfolios, see “Supplemental Tax Considerations” in the SAI.

Federal Income Taxes
Each Portfolio will distribute all of its taxable income by automatically reinvesting such income in additional Portfolio shares and distributing those shares to its shareholders, unless a shareholder elects on the Account Application to receive cash payments for such distributions. A shareholder may elect to change the dividend designation on the Account Application at any time by writing the Transfer Agent. Shareholders receiving distributions from the Portfolio in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution.

Dividends paid by a Portfolio from its investment company taxable income (including interest and net short-term capital gains) will be taxable to U.S. shareholders as ordinary income, whether received in cash or in additional Portfolio shares. Designated distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable to shareholders at the applicable long-term capital gains rates, regardless of how long they have held their Portfolio shares.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Portfolio in October, November or December with a record date in any such month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

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If a shareholder holds shares through a tax-deferred account, such as a retirement plan, income and gains will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax only when a distribution is made from that account.

A shareholder who sells or redeems Portfolio shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder’s holding of the shares. An exchange of shares may be treated as a sale.

As with all mutual funds, a Portfolio may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to shareholders who:

1.  fail to provide the Fund with a correct taxpayer identification number, or
2.  fail to make required certifications, or
3.  have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding.

Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amount withheld may be credited against U.S. federal income tax liability.

The foregoing discussion is only a brief summary of the important federal tax considerations generally affecting a Portfolio and its shareholders. As noted above, tax deferred accounts receive special tax treatment. No attempt is made to present a detailed explanation of the Federal, state, local, or foreign income tax treatment of a Portfolio or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in a Portfolio should consult their tax advisers with specific reference to their own tax situation.

State, Local, or Foreign Taxes
A Portfolio may be subject to state, local or foreign taxation in any jurisdiction in which the Portfolio may be deemed to be doing business. Portfolio distributions may be subject to state and local taxes. Portfolio distributions derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Foreign investors will generally be subject to withholding at a 30% rate (unless a lower rate applies under an applicable tax treaty) on dividends (other than distributions of long-term capital gains) paid by a fund. Shareholders should consult their own tax advisers regarding possible state and local income tax exclusions for dividend portions paid by a Portfolio, which are attributable to interest from obligations of the U.S. government, its agencies, authorities and instrumentalities.

DISTRIBUTION OF PORTFOLIO SHARES

The Investor Class shares of the Fund are distributed by Quasar, pursuant to a Distribution Agreement dated as of October 1, 2001, by and among the Fund, Investors Bank and Quasar. Investors Bank pays the distribution fees payable pursuant to the Distribution Agreement. Investor Class shares of each portfolio are also distributed by other broker-dealers who have entered into an authorized dealer agreement with Quasar and the Fund.

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The Investor Class of each Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Portfolio is authorized to pay Quasar or an investment professional a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Portfolio shares. Each Portfolio may pay this 12b-1 (distribution) fee at an annual rate up to 0.25% of its average net assets, or such lesser amount as the Directors may determine from time to time. The Fund may remit up to the full amount of this 12b-1 (distribution) fee to intermediaries (such as broker-dealers), for providing distribution related services.

In addition, pursuant to a Shareholder Services Plan, Investor Class shares of each Portfolio may pay a monthly shareholder service fee at an annual rate of 0.25% of the Investor Class’s average net assets throughout the month for providing shareholder support services, or such lesser amount as the Directors may determine from time to time. The Fund may remit up to the full amount of this shareholder service fee to intermediaries (such as banks, broker-dealers, and other service-providers), for providing shareholder support services. At the present time, the Fund is not assessing the shareholder service fee in Investor Class shares. Should the Fund wish to impose this fee, the Board must approve its implementation and provide shareholders with 60 days prior notice.

Because the shareholder service fee is paid out of the Investor Class Portfolio's assets on an ongoing basis, it will increase the cost of your investment and may cost you more than paying other types of sales charges.

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INVESTMENT INFORMATION

PERMITTED INVESTMENT STRATEGIES, INVESTMENTS AND ASSOCIATED RISKS

	U.S. Short-Term	Limited Duration	Mortgage- Backed	Worldwide	Worldwide Core	International	U.S. Inflation-Indexed	Global Inflation- Indexed Hedged
Asset-Backed Securities	.	.	.	.	.	.	□	□
Bank Obligations	.	.	.	.	.	.	□	□
Brady Bonds	X	X	X	□	□	X	□	□
Corporate Debt Instruments	.	.	□	.	.	.	□	□
Derivative Securities	.	.	.	.	.	.	.	.
Dollar Roll Transactions	□	□	.	.	.	□	□	□
Duration Management Transactions	.	.	.	.	.	.	.	.
Emerging Market Securities	X	X	X	□	□	□	□	□
Foreign Instruments	□	.	□	.	.	.	.	.
Illiquid Securities	□	□	□	□	□	□	□	□
Indexed Notes, Currency Exchange-Related Securities and Similar Securities	X	X	X	□	□	□	□	□
Inflation-Indexed Securities	□	□	□	□	□	.	.	.
Investment Companies	□	.	.	.	.	.	.	.
Loan Participations and Assignments	□	□	□	□	□	X	X	X
Mortgage-Backed Securities	.	.	.	.	.	.	□	□
Multi-National Currency Unit Securities or More Than One Currency Denominated Securities	X	X	X	□	□	□	□	□

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	U.S. Short-Term	Limited Duration	Mortgage- Backed	Worldwide	Worldwide Core	International	U.S. Inflation-Indexed	Global Inflation- Indexed Hedged
Repurchase and Reverse Repurchase Agreements	.	□	.	□	□	□	□	□
Short Sales Transactions	□	X	□	□	□	X	□	□
Stripped Instruments	□	□	.	□	□	□	□	□
Swaps	.	.	□	□	□	□	□	□
TBA Transactions	□	□	.	.	.	.	□	□
Total Return Swaps	□	□	.	□	□	□	.	.
U.S. Government, Agency and Government Sponsored Securities	.	.	.	.	.	.	.	.
When Issued and Forward Commitment Securities	□	□	□	□	□	.	□	□
Zero Coupon Securities	□	□	□	□	□	□	□	□

.    Principal
□    Other
X    Portfolio does not presently invest in such securities

Asset-Backed Securities
Asset-backed securities are secured by or backed by a pool of financial assets. These securities are sponsored by such institutions as finance companies, finance subsidiaries of industrial companies and investment banks. Asset-backed securities have structural characteristics similar to mortgage-backed securities, and include assets such as:

a.  motor vehicle installment sale contracts,
b.  other installment sale contracts,
c.  home equity loans,
d.  leases of various types of real and personal property, and
e.  receivables from revolving credit (credit card) agreements.

Risks: The principal amount of asset-backed securities is generally subject to partial or total prepayment risk. If an asset-backed security is purchased at a premium (or discount) to par, a prepayment rate that is faster than expected will reduce (or increase) the yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect on yield to maturity. In some cases, these securities may not have any security interest in the underlying assets, and recoveries on the repossessed collateral may not be available to support payments on these securities.

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Bank Obligations
Bank obligations are bank-issued securities. These instruments include, but are not limited to:

a.	Time Deposits,	g.	Eurodollar Certificates of Deposit,
b.	Certificates of Deposit,	h.	Variable Rate Notes,
c.	Bankers' Acceptances,	i.	Loan Participations,
d.	Bank Notes,	j.	Variable Amount Master Demand Notes,
e.	Deposit Notes,	k.	Yankee CDs, and
f.	Eurodollar Time Deposits,	l.	Custodial Receipts.

Risks: Investing in bank obligations exposes a Portfolio to risks associated with the banking industry, such as interest rate and credit risks.

Brady Bonds
Brady Bonds are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness. To date, Brady Bonds have been issued by the governments of twenty countries, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds are either collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market.

A Portfolio may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially at least one year's rolling interest payments based on the applicable interest rate at the time and adjusted at regular intervals thereafter.

Risks: Brady Bonds are generally issued by countries with developing capital markets or unstable governments and as such, are considered to be among the more risky international investments.

Corporate Debt Instruments
Corporate bonds are debt instruments issued by corporations. As creditors, bondholders have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio purchases corporate bonds subject to quality restraints. Commercial paper, notes and other obligations of U.S. and foreign corporate issuers (including medium-term and variable rate notes) must meet a Portfolio's credit quality standards. A Portfolio may retain a downgraded corporate debt security if the Investment Adviser determines retention of such security to be in such Portfolio's best interests.

Risks: Investing in corporate debt securities subjects a Portfolio to interest rate risk and credit risk.

Derivative Securities
Derivative securities are instruments whose value is derived from the value of other assets such as commodities, stocks, bonds, and market indices. Derivatives include:

a.	swaps;
b.	caps, floors and collars;
c.	forward foreign currency contracts;
d.	futures contracts; and
e.	options.

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a. Swaps
Interest rate swaps involve a Portfolio's exchange with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that both represent commitments to pay and receive funds. Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies. Credit default swaps involve the transfer of credit exposure of the referenced corporate entity. The buyer of a credit default swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the security. By doing this, the risk of default is transferred from the holder of the fixed income security to the seller of the credit default swap.

b. Caps, Floors and Collars
An interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar incorporates a cap and a floor in one transaction as described above.

c. Forward Foreign Currency Contracts
A forward foreign currency contract is the purchase or sale of a foreign currency on a future specified date at a pre-determined exchange rate. A forward foreign currency contract may be used in order to hedge the currency exchange risk associated with assets or obligations denominated in foreign currencies. Synthetic hedging is a technique utilizing forward foreign exchange contracts that is frequently employed by many of the Portfolios. It entails entering into a forward contract to sell a currency, the changes in value of which are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are or are expected to be denominated, and buying U.S. dollars. There is a risk that the perceived linkage between various currencies may not be present during the particular time that a Portfolio is engaging in synthetic hedging. A Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or expects to have exposure.

d. Futures Contracts
A futures contract is an agreement to buy or sell a specific amount of a financial instrument at a particular price on a specified date. The futures contract obligates the buyer to purchase the underlying asset and the seller to sell it. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract that cancels the original contract to make or take delivery. At times, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions. The possibility of such distortions means that a correct forecast of general market, foreign exchange rate or interest rate trends may not produce the Portfolio's intended results. Losses from investing in futures transactions that are unhedged or uncovered are potentially unlimited.

e. Options Contracts
An option is a contractual right, but not an obligation, to buy (call) or sell (put) an asset in exchange for an agreed upon sum. If the right is not exercised within a specified period of time, the option expires and the option buyer forfeits the amount paid. An option may be a contract that bases its value on the performance of an underlying bond. When a Portfolio writes a call option, it gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A Portfolio might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

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A Portfolio will not enter into a swap, cap or floor unless the unsecured commercial paper, senior debt or claims paying ability of the counterparty is rated either A or A-1 or better by S&P or A or P-1 or better by Moody's. If unrated, it must be determined to be of comparable quality by the Investment Adviser.

All derivatives require the Portfolio to segregate, in a separate custody account, cash (in any applicable currency), U.S. government securities, or other liquid and unencumbered securities (in any applicable currency) equal to the amount of the Portfolio's obligations under the terms of the derivative contract. When a Portfolio purchases a future or a forward foreign currency contract for non-hedging purposes, the sum of the segregated assets plus the amount of initial and variation margin held in the broker's account, if applicable, must equal the market value of the future or forward foreign currency contract. Should the market value of the contract move adversely to the Portfolio, or if the value of the securities in the segregated account declines, the Portfolio will be required to deposit additional cash or securities in the segregated account at a time when it may be disadvantageous to do so.

Hedging
Derivatives are often used to hedge against a given investment’s risks of future gain or loss. Such risks include changes in interest rates, foreign currency exchange rates and securities prices.

Risks: Derivatives are subject to the risk of changes in security prices, and credit risk with respect to the counterparty for derivatives not entered into on a U.S. or foreign futures and options exchange. Certain derivatives may also have a leveraging effect that will increase the Portfolio’s volatility of returns. A Portfolio may not be able to close out a futures or options position when it would be most advantageous to do so.

Dollar Roll Transactions
Dollar roll transactions consist of the sale of mortgage-backed securities, with a commitment to purchase similar but not necessarily identical securities at a future date. Portfolios will maintain a segregated custodial account for dollar roll transactions. The segregated accounts may contain cash, U.S. government securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase the securities under the dollar roll transaction (including accrued interest).

Risks: Should the broker-dealer to whom a Portfolio sells an underlying security of a dollar roll transaction become insolvent, the Portfolio's right to purchase or repurchase the security may be restricted, or the price of the security may change adversely over the term of the dollar roll transaction.

Duration Management
Duration measures a bond's price volatility, incorporating the following factors:

a.  the bond's yield;
b.  coupon interest payments;
c.   final maturity;
d.  call features; and
e.  prepayment assumptions.

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Duration measures the expected life of a debt security on a present value basis. It incorporates the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received) and weighs them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, for the same maturity, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

The market price of a bond with an effective duration of two years would be expected to decline 2% if interest rates rose 1%. If a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline by about 3%.

Futures, options and options on futures have durations closely related to the duration of the securities that are underlying them. Holding long futures or call options will lengthen a Portfolio's duration by approximately the same amount as holding an equivalent amount of the underlying securities. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions and have the effect of reducing duration by approximately the same amount as selling an equivalent amount of the underlying securities.

For inflation-indexed securities, real duration measures the price sensitivity of a bond as real interest rates (i.e. nominal interest rates adjusted for inflation) move up and down. Real duration is their primary measure of risk, because these securities are subject to real rate changes but are protected against fluctuations in inflation.

Risks: There is no assurance that deliberate changes in a Portfolio's weighted average duration will enhance its return relative to more static duration policies, and may in fact detract from relative returns.

Foreign Instruments

a. Foreign Securities
Foreign securities are securities issued by entities domiciled outside the United States. They are typically denominated in currencies other than the U.S. dollar, and may be denominated in a single currency or multi-currency units. The Investment Adviser and the Sub-Adviser will adjust exposure of a Portfolio to different currencies based on their perception of the most favorable markets and issuers. In allocating assets among multiple markets for certain Portfolios, the Investment Adviser and the Sub-Adviser will assess the relative yield and anticipated direction of interest rates in particular markets, general market and economic conditions and the relationship of currencies of various countries to each other. In their evaluations, the Investment Adviser and the Sub-Adviser will use internal financial, economic and credit analysis resources as well as information obtained from external sources. For the U.S. Short-Term, Limited Duration and Mortgage-Backed Portfolios, it is anticipated that foreign securities will be issued primarily by governmental and private entities located in such countries and by supranational entities, and each Portfolio will only invest in countries considered to have stable governments, based on the Investment Adviser's analysis of social, political and economic factors.

The Worldwide, Worldwide Core, International and Global Inflation-Indexed Hedged Portfolios will invest primarily in securities denominated in the currencies of the United States, Japan, Canada, Western European nations, New Zealand and Australia, as well as securities denominated in the euro. Further, it is anticipated that such securities will be issued primarily by governmental and private entities located in such countries and by supranational entities. Portfolios will only invest in countries considered to have stable governments, based on the Investment Adviser's analysis of social, political and economic factors.

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b. Foreign Government, International and Supranational Agency Securities
These securities include debt obligations issued or guaranteed by a foreign government or its subdivisions, agencies and instrumentalities, international agencies and supranational entities.

Risks: Generally, foreign financial markets have substantially less volume than the U.S. market. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Certain Portfolios may invest portions of their assets in securities denominated in foreign currencies. These investments carry risks of fluctuations of exchange rates relative to the U.S. dollar. Securities issued by foreign entities (governments, corporations, etc.) may involve risks not associated with U.S. investments, including expropriation of assets, taxation, political or social instability and less strict regulatory and financial reporting standards-all of which may cause declines in investment returns.

c. Emerging Markets Securities
Emerging markets securities are foreign securities issued from countries which are considered to be "emerging" or "developing" by the World Bank. Such emerging markets include all markets other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

An emerging market sovereign security is a security issued by the national government, a municipality, or a company that is wholly owned by the national government. The latter are sometimes referred to as "quasi-sovereign" securities.

There are numerous types of fixed-income securities issued by emerging market sovereign or corporate entities, including the following:

Treasury bills and bonds: These are short-term, locally registered securities that are usually, but not always, denominated in the local currency.

Eurobonds and global bonds: These are longer maturity (up to 30 years) securities, registered in London or globally, that are generally issued in U.S. dollars, but are increasingly issued in euros and occasionally in yen.

Brady Bonds: As previously described in “Brady Bonds” herein, these are bonds issued by emerging market governments in exchange for defaulted loans that had been extended by non-local commercial banks or similar institutions.

Loan Participations and Assignments: As described in “Loan Participations and Assignments” herein, there are a few loans by financial institutions to emerging market governments that have not been converted to bonds, yet are still traded in the market. They may or may not have been restructured in the past. These instruments are traded on a participation or assignment basis.

Risks: The risks of investing in foreign securities may be intensified when the issuers are domiciled or doing substantial business in emerging market countries or countries with developing capital markets. Security prices in emerging markets can be significantly more volatile than those in more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. Compared to more developed countries, emerging market countries may have:

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a. relatively unstable governments;
b. sudden adverse government action;
c. nationalization of businesses;
d. restrictions on foreign ownership;
e. prohibitions of repatriation of assets;
f. less protection of property rights; and/or
g. less strict financial reporting and regulatory compliance requirements.

The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local, regional or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Emerging markets in a particular region (e.g., Latin America) may be highly correlated, thereby increasing a portfolio’s risk if it is concentrated regionally.

Illiquid Securities
Illiquid securities may not be able to be sold or disposed of in the ordinary course of business within seven days for approximately the value at which a Portfolio has valued the securities. These include:

1.  securities with legal or contractual restrictions on resale;
2.  time deposits, repurchase agreements and dollar roll transactions having maturities longer than seven days; and
3.  securities not having readily available market quotations.

Although the Portfolios are allowed to invest up to 15% of their net assets in illiquid assets, it is not expected that any Portfolio will invest a significant portion of its assets in illiquid securities. The Investment Adviser monitors the liquidity of such restricted securities under the supervision of the Board of Directors.

A Portfolio may purchase securities not registered under the Securities Act of 1933 as amended, (the "1933 Act"), but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act (“Rule 144A Securities”). A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act (“Section 4(2) Paper”). Section 4(2) Paper and Rule 144A Securities are restricted as to disposition under the federal securities laws, and are generally sold to institutional investors. Any resale by the purchaser must be in an exempt transaction. These securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the security, thus providing liquidity. A Portfolio may also purchase interest-only, principal-only and Regulation S securities. Interest-only and principal-only securities are called stripped instruments. A description and related risks of each are found below. Regulation S securities are securities offered and sold outside of the U.S. Regulation S securities are exempt from registration provided certain requirements are met. Rule 144A Securities, Section 4(2) Paper, interest-only, principal-only and Regulation S Securities may be determined to be illiquid securities, although the Fund’s Board has adopted procedures that permit them to be determined liquid in certain circumstances. If a particular investment in Rule 144A Securities, Section 4(2) Paper or private placement securities, interest-only, principal-only or Regulation S securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities.

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Risks: Investing in illiquid securities presents the potential risks of tying up a Portfolio's assets at a time when liquidating assets may be necessary to meet redemptions and expenses.

Indexed Notes, Currency Exchange-Related Securities and Similar Securities
These securities are notes, the principal amount of which and/or the interest rate payable is determined by reference to an index. This index may be determined by the rate of exchange between the specified currency for the note and one or more other currencies or composite currencies.

Risks: Foreign currency markets can be highly volatile and are subject to sharp price fluctuations.

Inflation-Indexed Securities
Inflation-indexed securities are linked to the inflation rate in worldwide markets, such as the U.S. Treasury’s "inflation-protection" bonds. Inflation protected securities issued by the U.S. Treasury are also called “Treasury Inflation Protected Securities” or "TIPS". The principal is adjusted for inflation (payable at maturity), and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount. The inflation adjustments are based upon the Consumer Price Index (CPI) for Urban Consumers. The original principal value of TIPS is guaranteed, even during a period of deflation. The par value of a TIPS bond at maturity will be the greater of the original principal or the inflation-adjusted principal. These securities may be eligible for coupon stripping under the U.S. Treasury program. U.S. corporations and government agencies have also issued inflation-indexed securities sporadically in the past.

Inflation-indexed securities also have been issued by sovereign countries such as Australia, Canada, France, New Zealand, Sweden and the United Kingdom in their respective currencies. The mechanics for adjusting the principal value of foreign inflation-indexed securities is similar but not identical to the process used in the United States. In addition, these countries may not provide a guarantee of principal value at maturity, in which case the adjusted principal value of the bond repaid at maturity may be less than the original principal.

CPI futures are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. An inflation swap is a contract between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows. CPI futures and inflation swaps can be used to hedge the inflation risk in nominal bonds and can be combined with U.S. Treasury futures contracts to create synthetic TIPS.

Risks: If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. The Portfolios also may invest in other inflation-linked bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, adjustments to principal will generally result in taxable income to a Portfolio at the time of such adjustment (which would generally be distributed by the Portfolio as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of the bonds is not guaranteed and will fluctuate.

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The U.S. Treasury began issuing inflation-indexed bonds only in 1997. As such, trading history for TIPS is shorter than for other U.S. Treasury note and bond programs and liquidity is generally lower than for nominal bonds. However, the U.S. Treasury has reaffirmed its commitment to issue TIPS and an improvement in liquidity is expected to continue. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Finally, there can be no assurance that the Consumer Price Index for Urban Consumers will accurately measure the real rate of inflation in the price of goods and services.

Investment Companies
An investment company is an investment vehicle, which, for a management fee, invests the pooled funds of investors in securities appropriate for its investment objectives. A Portfolio may invest in the shares of another registered investment company subject to the limitations under the 1940 Act. Two basic types of investment companies exist:

1.  Open end funds: these funds have a floating number of outstanding shares and will sell or redeem shares at their current net asset value,

2.  Closed end funds: these funds have a fixed number of outstanding shares that are typically traded on an exchange.

The Portfolios will not invest in any fund that charges a “load.”

Risks: As a shareholder in a registered investment company, a Portfolio will bear its ratable share of that investment company’s expenses, including its advisory and administration fees. Generally, risks posed by a particular fund will mirror those posed by the underlying securities. A money market fund has the highest safety of principal, whereas bond funds are vulnerable to interest rate movements.

The Commission has granted the Fund an exemptive order which permits a Portfolio to invest in another Portfolio within the FFTW Funds, Inc. family. This is commonly referred to as cross-portfolio investing. To the extent such cross-portfolio investing occurs, investors are not double-charged advisory fees. Investors pay advisory fees only on the Portfolio(s) in which they are directly invested.

Loan Participations and Assignments
Fixed and floating rate loans are arranged through private negotiations between an entity whose securities the Portfolio could have purchased directly (a “Borrower”) and one or more financial institutions (“Lenders”). A Portfolio may invest in loans in the form of assignments of all or a portion of loans from third parties or in the form of participations When a Portfolio purchases an Assignment from a Lender, the Portfolio will acquire direct rights against the Borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender. When a Portfolio purchases a participation, the Portfolio will have a contractual relationship only with the Lender, and not the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fee to which it is entitled only from the Lender selling the participation and only upon receipt by the Lender of the payments from the Borrower. Because an investment in a participation is subject to the credit risk of both the Borrower and the Lender, a Portfolio will acquire a participation only if the Lender interpositioned between the Portfolio and the Borrower is determined by the Investment Adviser to be creditworthy.

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Risks: The Portfolios generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the loan, nor any rights or set-off against the Borrower, and the Portfolios may not benefit directly from any collateral supporting the loan in which they have purchased a participation. As a result, a Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the participation.

Mortgage-Backed Securities
Mortgage-backed securities are securities representing ownership interests in, or debt obligations secured entirely or primarily by, "pools" of residential or commercial mortgage loans or other mortgage-backed securities. Mortgage-backed securities may take a variety of forms, the most common being:

1.	Mortgage pass-through securities issued by
a.	the Government National Mortgage Association (Ginnie Mae),
b.	the Federal National Mortgage Association (Fannie Mae),
c.	the Federal Home Loan Mortgage Corporation (Freddie Mac),
d.	commercial banks, savings and loan associations, mortgage banks or by issuers that are affiliates of or sponsored by such entities,
2.	Collateralized mortgage obligations (“CMOs”), which are debt obligations collateralized by such assets, and
3.	Commercial mortgage-backed securities.

The Investment Adviser expects that new types of mortgage-backed securities may be created offering asset pass-through and asset-collateralized investments in addition to those described above by governmental, government-related and private entities. As new types of mortgage-related securities are developed and offered to investors, the Investment Adviser will consider whether it would be appropriate for a Portfolio to make investments in them.

CMOs are structured bonds collateralized by mortgage pass-through securities. Cash flows from mortgage pass-through securities are allocated to various tranches in a predetermined, specified order. Each tranche has a stated maturity (the latest date by which the tranche can be completely repaid, assuming no prepayments) and an average life (the average of the time to receipt of a principal payment weighted by the size of the principal payment). The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity.

Risks: Mortgage-backed and other asset-backed securities carry the risk of a faster or slower than expected prepayment of principal, which may affect the duration and return of the security. Changes in interest rates affect a Portfolio's asset value since its holdings will generally increase in value when interest rates fall and decrease when interest rates rise. Compared to debt that cannot be prepaid, mortgage and asset-backed securities are less likely to increase in value, and may decrease in value, during periods of declining interest rates and may have a higher risk of decline in value during periods of rising interest rates.

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Multi-National Currency Unit Securities or More Than One Currency Denomination
Multi-national currency unit securities are tied to currencies of more than one nation. These securities include securities denominated in the currency of one nation, although it is issued by a governmental entity, corporation or financial institution of another nation.

Risks: Investments involving multi-national currency units are subject to changes in currency exchange rates which may cause the value of such invested securities to decrease relative to the U.S. dollar.

Repurchase and Reverse Repurchase Agreements
When participating in repurchase agreements, a Portfolio buys securities from a vendor (e.g., a bank or securities firm) which the Portfolio’s Investment Adviser has deemed creditworthy, subject to the oversight of the Fund’s Board of Directors, with the agreement that the vendor will repurchase the securities at the same price plus interest at a later date. Repurchase agreements may be characterized as loans secured by the underlying securities. In a reverse repurchase, a Portfolio sells securities it holds to a vendor with the agreement that it will repurchase the securities at the same price plus interest at a later date. Reverse repurchases may be characterized as borrowings secured by the underlying securities. Repurchase transactions allow the Portfolio to earn a return on available cash at minimal market risk. The Portfolio may be subject to various delays and risks of loss should the vendor become subject to a bankruptcy proceeding or if it is otherwise unable to meet its obligation to repurchase. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the value of the repurchase price thereof, including the accrued interest thereon.

Repurchase and reverse repurchase agreements may also involve foreign government securities for which there is an active repurchase market. Transactions in foreign repurchase and reverse repurchase agreements may involve additional risks. The Investment Adviser expects that such repurchase and reverse repurchase agreements will primarily involve government securities of countries belonging to the Organization for Economic Cooperation and Development ("OECD"). The member countries of the OECD currently include: Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Japan, Korea, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States. This list may change over time.

Each Portfolio will maintain a segregated custodial account for its reverse repurchase agreements. Until repayment is made, the segregated accounts may contain cash, U.S. government securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase (including accrued interest). Repurchase and reverse repurchase agreements will generally be restricted to those maturing within seven days.

Risks: If the other party to a repurchase and/or reverse repurchase agreement becomes subject to a bankruptcy or other insolvency proceeding, or fails to satisfy its obligations thereunder, delays may result in recovering cash or the securities sold, or losses may occur as to all or part of the income, proceeds or rights in the security.

Short Sales
Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. Short selling provides the Investment Adviser with flexibility to reduce certain risks of the Portfolio's holdings and increase the Portfolio's total return. To the extent that the Portfolio has sold securities short, it will either (i) maintain a daily segregated account, containing cash, U.S. government securities or other liquid and unencumbered securities, at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (b) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short or (ii) hold an offsetting long position.

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Risks: A short sale is generally used to take advantage of an anticipated decline in price or to protect a profit. A Portfolio will incur loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed money. The amount of any loss will be increased by the amount of any premium or amounts in lieu of interest the Portfolio may be required to pay in connection with a short sale. The potential loss from a short sale is unlimited.

Stripped Instruments
Stripped instruments are bonds reduced to their two components: the right to receive periodic interest payments (IOs) and the right to receive principal repayments (POs). Each component is then sold separately. Such instruments include:

a.  Municipal bond strips;
b.  Treasury strips; and
c.  Stripped mortgage-backed securities.

Risks: POs do not pay interest: return is solely based on payment of principal at maturity. Both POs and IOs tend to be subject to greater interim market value fluctuations in response to changes in interest rates. Stripped mortgage-backed security IOs run the risk of unanticipated prepayments, which will decrease the instrument's overall return.

TBA (To Be Announced) Transactions
In a TBA transaction, the type of mortgage-backed securities to be delivered is specified at the time of trade, but the actual pool numbers of the securities to be delivered are not known at the time of the trade. For example, in a TBA transaction, an investor could purchase $1 million 30 year mortgage-backed securities issued by the Federal National Mortgage Association and receive up to three pools on the settlement date. The pool numbers to be delivered at settlement will be announced shortly before settlement takes place. Agency pass-through mortgage-backed securities are usually issued on a TBA basis. Each Portfolio will maintain a segregated custodial account containing cash, U.S. government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of a Portfolio's TBA transactions.

Risks: The value of the security on the date of delivery may be less than its purchase price, presenting a possible loss of asset value. In addition, a portfolio may experience delays in payment or loss of income if the counterparty fails to perform under the contract.

Total Return Swaps
A total return swap is a contract between two counterparties who agree to swap periodic payments for the life of the contract. Typically, one party receives the total return (interest payments plus any capital gains or losses for the payment period) from a specified reference asset, while the counterparty receives a specified fixed or floating cash flow (e.g., LIBOR) that is not related to the creditworthiness of the reference asset. The payments are based upon the same notional amount of the reference asset. The reference asset may be any asset (e.g., bonds or loans), an index, or a basket of assets.

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Risks: Swap contracts can be less liquid and more difficult to value than other investments.  Because its cash flows are based in part on changes in the value of the reference asset, a total return swap’s market value will vary with changes in that reference asset.  In addition, a portfolio may experience delays in payment or loss of income if the counterparty fails to perform under the contract.

U.S. Government and Agency Securities and Government-Sponsored Enterprises/Federal Agencies
U.S. government and agency securities are issued by or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities and supported by the full faith and credit of the United States. A Portfolio also may invest in other securities which may be issued by a U.S. government-sponsored enterprise or federal agency and supported either by its ability to borrow from the U.S. Treasury or by its own credit standing. Such securities do not constitute direct obligations of the United States but are issued, in general, under the authority of an Act of Congress. The universe of eligible securities in these categories includes (but is not limited to) those sponsored by:

a.  U.S. Treasury Department;
b.  Federal Housing Administration;
c.  Federal Home Loan Mortgage Corporation;
d.  Federal National Mortgage Association
e.  Federal Home Loan Bank;
f.  Government National Mortgage Association; and
g.  U.S. Department of Veterans’ Affairs.

Risks: Although U.S. government securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities and instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities, or sponsored enterprises if it is not obliged to do so by law.

When Issued and Forward Commitments
The purchase of a when issued or forward commitment security will be recorded on the date a Portfolio enters into the commitment. The value of the security will be reflected in the calculation of the Portfolio's net asset value. The value of the security on delivery date may be more or less than its purchase price. Generally, no interest accrues to a Portfolio until settlement. Each Portfolio will maintain a segregated custodial account containing cash, U.S. government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of a Portfolio's when issued and forward commitment transactions.

Risks: The value of the security on the date of delivery may be less than its purchase price.

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Zero Coupon Securities
Zero coupon securities are typically sold at a deep discount from their face value. Such securities make no periodic interest payments; however, the buyer receives a rate of return by the gradual appreciation of the security, until it is redeemed at face value on a specified maturity date.

Risks: Zero coupon securities do not pay interest until maturity and tend to be subject to greater interim market value fluctuations in response to interest rate changes than interest paying securities of similar maturities. Credit risk is generally greater for investments that are required to pay interest only at maturity rather than at intervals during the life of the investment.

PORTFOLIO TURNOVER

Portfolio turnover rates are believed to be higher than the turnover experienced by most fixed income funds, due to the Investment Adviser's active management of duration. The Investment Adviser will not consider the portfolio turnover rate to be a limiting factor in making investment decisions for a Portfolio. High portfolio turnover may involve greater brokerage commissions and transactions costs which will be paid by a Portfolio. In addition, high turnover rates may result in increased short-term capital gains.

SUPPLEMENTAL INVESTMENT POLICIES

All Portfolios
Currently, non-hedging transactions are subject to either of two alternative limitations. Under one alternative, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options may not exceed 15% of the fair market value of a Fund’s net assets (after taking into account unrealized profits and unrealized losses on any such contracts). Under the other alternative, which has been established by the CFTC on a temporary basis, the notional value of non-hedging futures contracts and related options may not exceed the liquidation value of a Portfolio (after taking into account unrealized profits and unrealized losses on any such contracts).

U.S. Short-Term, Worldwide and Worldwide Core Portfolios
These Portfolios may not enter into a repurchase or reverse repurchase agreement if, as a result thereof, more than 25% of the Portfolio's total assets would be subject to such agreements.

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SHAREHOLDER INQUIRIES

This Prospectus contains a concise statement of information investors should know before they invest in a Portfolio. Please retain this Prospectus for future reference. Additional information about a Portfolio's investments is available in such Portfolio's Annual and Semi-Annual Reports to shareholders, as well as the SAI dated April 30, 2006 (as amended from time to time). The SAI provides more detailed information about the Portfolios, including their operations and investment policies. A current SAI is on file with the Commission and is incorporated by reference and is legally considered a part of this Prospectus. In each Portfolio's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

A Portfolio's SAI, Annual and Semi-Annual Reports are available, without charge, upon request by contacting the Transfer Agent at (800) 247-0473. You may also request other information about a Portfolio and make inquiries by contacting (800) 247-0473.

A copy of the SAI of the Portfolios, as well as additional information about the Portfolios, can be obtained free of charge on the Internet at:  http://www.fftw.com/. Copies of the Annual and Semi-Annual Reports of the Portfolios are not available at this website as prospective shareholders may request copies of these Reports from the Transfer Agent and existing investors are mailed these Reports when they become available.

Information about a Portfolio (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

DISTRIBUTED BY:

QUASAR DISTRIBUTORS, LLC

Fund's Investment Company Act filing number: 811-5796

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FFTW FUNDS, INC.

PROSPECTUS LIMITED DURATION PORTFOLIO

Advisor Class

April 30, 2006, as amended on June 12, 2006

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved the Portfolio's shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

The Portfolio offers two separate classes of shares: Advisor Shares and Investor Shares. This Prospectus offers the Portfolio’s Advisor Shares. A separate Prospectus offers the Portfolio’s Investor Shares. The Portfolio’s separate share classes have different expenses; as a result, their investment performance will differ.

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RISK/RETURN SUMMARY

The following is a summary of certain key information about the Limited Duration Portfolio (the "Portfolio") including investment objectives, principal investment strategies and principal investment risks. A more detailed description of the Portfolio’s investment strategies, investments and their associated risks follows this summary.

Investment Objective:	To maintain a level of total return as may be consistent with the preservation of capital.
Principal Investment Strategies:
The Portfolio invests primarily in high quality debt securities (average portfolio rating of AA by S&P, Aa by Moody's, AA+ by Fitch or a comparable rating or higher from a nationally recognized statistical rating organization, or if the security is unrated, of comparable credit quality in the judgment of the Investment Adviser). The portfolio manager may use interest rate hedging as a stabilizing technique. The performance objective of the Portfolio is to outperform an index which the portfolio manager believes is an appropriate benchmark for the Portfolio. The current index used by the portfolio manager for the Portfolio is the Merrill Lynch 1-3 Year Treasury Index. (The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that tracks short-term U.S. Government securities with maturities between 1 and 3 years and represents the total rate of return of U.S. Treasury Notes based on daily closing prices. The index is not available for investment and, unlike the Portfolio, does not incur expenses.)

Minimum Quality Rating:	S&P: BBB-	Moody's: Baa3	S&P (Short-Term): A-2	Moody’s (Short-Term): P-2	Fitch BBB-	Average Portfolio Quality: AA (Aa)
Duration:
The U.S. dollar-weighted average duration of the Portfolio generally is shorter than 3 years. The U.S. dollar-weighted average duration of the Portfolio will not differ from the weighted average duration of the Merrill Lynch 1-3 Treasury Index by more than one year. As of December 31, 2005, the duration of the Merrill Lynch 1-3 Treasury Index was 1.70 years. As of December 31, 200, the duration of the Limited Duration Portfolio was 1.58 years.

Investment Policies:
At least 65% of the Portfolio's total assets must be invested in U.S. dollar-denominated securities. The Portfolio will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment. For temporary defensive purposes, up to 100% of the Portfolio's total assets may be invested in U.S. Government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is “non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers. Under normal circumstances, the Portfolio will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry will be deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset and mortgage-backed securities.

Principal Investments:	• Asset-Backed Securities • Bank Obligations • Corporate Debt Instruments • Derivative Instruments • Mortgage-Backed Securities • Other Investment Companies • U.S. Government and Agency Securities

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PRINCIPAL INVESTMENT RISKS

"Risk" is the chance that you may lose money on an investment or that you will not earn as much as you expect. The greater the risk, the greater the possibility of losing money.

The Portfolio is affected by changes in the U.S. or foreign economies, or in individual securities.

The possibility also exists that investment decisions of portfolio managers will not accomplish what they are designed to achieve. No assurance can be given that the Portfolio's investment objective will be achieved.

Fischer Francis Trees & Watts, Inc. (the “Investment Adviser”) may change the index against which the Portfolio’s performance is measured at any time, subject to review by the Fund’s Board of Directors.

The Portfolio may invest in securities issued by the U.S. government, its agencies or sponsored enterprises. Although U.S. government securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities and instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Treasury, while others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“Freddie Mac”)and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities, or sponsored enterprises if it is not obliged to do so by law.

The high portfolio turnover of the Portfolio may result in greater transaction costs, and may increase the amount of taxes payable by a shareholder.

Investments in the Portfolio are subject to certain of the following principal risks:

Banking Industry Risk:	Investing in bank obligations will expose the Portfolio to risks associated with the banking industry such as interest rate and credit risks.

Concentration Risk:
The Portfolio that invests more than 25% of its total assets in the securities of issuers in any one industry is exposed to the risk that factors affecting that industry will have a greater effect on the Portfolio than they would if the Portfolio invested in a diversified number of unrelated industries.

Credit Risk:
Debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. In addition, lower rated securities have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments and thus default. The lower the ratings of such debt securities, the greater their credit risk.

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Derivatives Risk:
Derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives, including futures contracts, may also have a leveraging effect, which may increase the volatility of the Portfolio. The use of derivatives may reduce returns for the Portfolio.

Foreign risk:
Investing in foreign securities exposes the Portfolio to risks such as, political and economic instability, currency devaluation and high inflation rates, which may result in Portfolio losses and higher volatility.

Interest Rate Risk:
Debt securities are subject to the risk that the market value will decline because of rising interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile then debt securities with shorter durations.

Liquidity Risk:	Certain securities may be difficult or impossible to sell at favorable prices within the desired time frame.

Non-Diversification Risk:
A non-diversified Portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries than a diversified Portfolio. This vulnerability to factors affecting a single investment can result in greater Portfolio losses and volatility.

Prepayment Risk:	A portfolio that invests in mortgage-backed and other asset-backed securities is exposed to the risk that such securities may repay principal either faster or slower than expected.

A description of FFTW Funds, Inc.’s (the “Fund”) policies and procedures regarding the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

RISK/RETURN BAR CHART AND TABLE

The chart and table provided below give some indication of the risks of investing in the Portfolio. The chart and table illustrate the changes in the Portfolio's yearly performance and show how the Portfolio's average returns for 1 year, 5 years, 10 years and since inception compared with a benchmark index. Past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.
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For the Calendar Years Ended December 31

Limited Duration Portfolio - Advisor Class
Annual Total Return
During the ten-year period shown in the Limited Duration Portfolio's bar chart, the highest quarterly return was 3.13% (quarter ending 9/30/01) and the lowest quarterly return was -0.82% (quarter ending 6/30/04).

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDING DECEMBER 31, 2005)*	Past 1 Year	Past 5 years	Past 10 years

Limited Duration Portfolio - Advisor Class Return Before Taxes	2.31%	3.92%	5.01%
Return After Taxes on Distributions	0.80%	2.30%	3.00%
Return After Taxes on Distributions and Sale of Fund Shares	1.49%	2.39%	3.04%
Merrill Lynch 1-3 Year Treasury Index**	1.67%	3.67%	4.79%

*After tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Total return would have been lower had certain expenses not been waived or reimbursed.

**This index does not reflect deductions for fees, expenses or taxes.
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FEE TABLE

This Table describes the fees and expenses that you may pay if you buy, hold, and sell Advisor Class shares of the Portfolio.

Limited Duration Portfolio
Management Fees	0.35%
Distribution Fees (12b-1)	None
Other Expenses*	0.23%
Total Annual Fund Operating Expenses	0.58**

*Under an Administration Agreement dated August 15, 2003 between the Fund and Investors Bank & Trust Company (“the Administrator”), the Administrator provides administrative services to the Portfolio for an administrative fee. Under an Operations Monitoring Agent Agreement effective August 15, 2003, Vastardis Fund Services LLC earns a fee for providing operations monitoring services to the Fund.

**The Investment Adviser has voluntarily agreed to waive 0.20% of its management fees for the Portfolio. After such voluntary fee waiver, the Net Annual Fund Operating Expenses of the Limited Duration Portfolio is 0.38%. Such voluntary fee waiver can be terminated at any time.

EXPENSE TABLE EXAMPLE

The following table is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Portfolio's Advisor Class operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Limited Duration Portfolio	$59	$186	$324	$726

FUND MANAGEMENT

BOARD OF DIRECTORS

The Board of Directors of the Fund is responsible for the overall management and supervision of the Portfolio, which is a series of the Fund. The Fund's Directors are Stephen P. Casper, John C Head III, Lawrence B. Krause, Saul H. Hymans and Andrea Redmond. Additional information about the Directors and the Fund's executive officers may be found in the SAI under the heading "Management of the Fund."

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INVESTMENT ADVISER

Subject to the direction and authority of the Board of Directors, Fischer Francis Trees & Watts, Inc. ("FFTW" or the "Investment Adviser"), serves as Investment Adviser to the Portfolio. The Investment Adviser conducts investment research and is responsible for the purchase, sale or exchange of the Portfolio's assets. Organized in 1972, the Investment Adviser is registered with the Securities and Exchange Commission and is a New York corporation that, with its affiliated companies, manages approximately $39.7 billion in assets, as of December 31, 2005, for numerous fixed-income portfolios. The Investment Adviser, together with its affiliates, currently advises institutional clients including banks, central banks and pension funds. The Investment Adviser also serves as the adviser or the sub-adviser to domestic and international pooled investment vehicles. The Investment Adviser's offices are located at 200 Park Avenue, New York, New York 10166. The Investment Adviser is directly wholly-owned by Charter Atlantic Corporation, a New York corporation. The Portfolio paid the Investment Adviser for its services in the twelve months ended December 31, 2005, at a rate of 0.15% of the Portfolio's average daily net assets after the voluntary fee waiver of Management Fees.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL

A discussion of the basis for the Board of Directors’ approval of the advisory and sub-advisory contracts for the Portfolio is available in the Funds’ semi-annual report to shareholders for the period ended June 30, 2005.

PORTFOLIO MANAGERS

FFTW uses a team approach for determining its broad investment strategy for interest rate risk, currency risk and sector allocation. The full portfolio team comprised of the sector specialist teams—for Sovereign Bonds, Corporate Bonds, Structured Products and Foreign Exchange—meets once a week to determine the firm’s overall strategy for global bond and currency markets. The translation of the firm-wide investment strategy into a specific strategy for the Portfolio of the Fund in a manner that complies with the Portfolio’s specific investment objectives and restrictions is the responsibility of a specific portfolio manager. The portfolio manager determines the broad risk parameters and overall sector and interest rate strategy for the Portfolio. The portfolio manager relies on the sector specialist teams to select the specific securities for the Portfolio. The biographical information for the portfolio manager of the Limited Duration Portfolio is set forth below.

Additional Information about the portfolio manager, including how he is compensated, other accounts he manages and his ownership of securities is located in the SAI.

KENNETH O’DONNELL, CFA, PORTFOLIO MANAGER. Mr. O’Donnell joined FFTW in 2002. Currently, he manages portfolios of structured securities consisting primarily of asset-backed (ABS) and mortgage-backed securities (MBS) as well as agency and US government securities. He is also responsible for the management of money market, short and short-intermediate portfolios. Mr. O’Donnell was previously with Standish Mellon Asset Management in Boston. There, he worked as an asset-backed security specialist in the structured products group. His primary responsibilities included managing ABS, MBS and commercial mortgage backed securities (CMBS) exposures in diversified grouping of client portfolios. Prior to entering the finance industry, Mr. O’Donnell worked as a mechanical engineer in the Commercial Systems’ Group of the TRANE Company in Boston. Mr. O’Donnell holds a BS in mechanical engineering from Syracuse University and an MS in finance from Boston College. He is a member of the New York Society of Security Analysts.

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SHAREHOLDER INFORMATION

PURCHASES

Portfolio Advisor Class shares may be purchased directly from the Portfolio, or obtained by employing the services of an outside broker or agent. Such broker or agent may charge a fee for its services. The minimum initial investment for purchasing Advisor Class shares of the Portfolio is $250,000. Such minimum may be waived at the discretion of the Fund. Subsequent investments may be of any amount. There are no loads or 12b-1 distribution fees imposed on Advisor Class shares of the Portfolios. Shares purchased will begin accruing dividends on the day Federal funds are received.

Purchases of shares may be made on any "Business Day," meaning, any Monday through Friday that the New York Stock Exchange is open. At the present time, the New York Stock Exchange is closed on: New Year's Day, Dr. Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Portfolio is designed for long-term investments and, therefore, do not accommodate activities believed by the Portfolio to constitute “market timing” or other trading strategies that entail rapid or frequent purchases, sales or exchanges which could disrupt orderly management of a Portfolio’s investments (“disruptive trading”).

Market timing and disruptive trading can harm the interests of the Portfolio and its long-term investors. A Portfolio that invests in foreign securities may be particularly susceptible to frequent trading strategies. This is because time zone differences among international stock markets can allow a shareholder engaging in a short-term strategy to exploit portfolio share prices that are based on closing prices of securities established some time before the portfolio calculates its own share price. The Board of Directors of the Fund has adopted policies and procedures with respect to frequent trading in Portfolio shares. These policies and procedures are reasonably designed to monitor a Portfolio’s trading activity and discourage disruptive trading and, in cases where disruptive trading activity is detected, to take action to stop such activity.

In order to ensure compliance with the Fund's procedures and to protect the interests of long-term investors, the Fund monitors trading in Portfolio shares by direct and beneficial shareholders. The Fund works with intermediaries that sell or facilitate distribution of Portfolio shares to identify abusive trading practices in omnibus accounts. The Fund reserves the right to take appropriate action as it deems necessary including, but not limited to, refusing to accept purchase orders in order to protect the interests of long-term shareholders.

Although the Fund takes certain steps, including the monitoring of subscription and redemption activity, to prevent abusive trading practices, there can be no guarantee that all such practices will be detected or prevented.

WIRING INSTRUCTIONS

To:	Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02117
ABA Number:	011001438
Account Name:	Quasar Distributors, LLC - Fund Purchase Account
Account Number:	933333333
Reference:	Limited Duration Portfolio

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TO PURCHASE SHARES

When Net Asset Value (NAV) is determined	When & how shares may be purchased	Procedure for same day purchases	Result of late notification or delay in receipt of funds
• All Business Days
•  Any Business Day

•  Submitted orders must include a completed Account Application.

•  Federal funds must be wired to Quasar’s “Fund Purchase Account” at Investors Bank & Trust Company (“Investors Bank” or the “Transfer Agent”).

•  Purchasers must call Investors Bank at (800) 247-0473 prior to 4:00 p.m. ET to inform the Portfolio of the incoming wire transfer.

•  Purchasers must indicate which Portfolio is to be purchased.

•  If Federal funds are received by the Portfolio that day, the order will be effective that day. Price of shares is based on the next calculation of NAV after the order is placed.

•  The Portfolio must receive notice before 4:00 p.m. (wire may be received after 4:00 p.m. ET) for shares to be bought at that day's price.

•  Shares will be bought at the next Business Day's price if wire is received after 4:00 p.m. ET and no notice is given.

REDEMPTIONS

All Portfolio shares (fractional and full) will be redeemed upon shareholder request. The redemption price will be the next net asset value per share, determined after the Transfer Agent receives proper notice of redemption (see table below).

Redemption of shares of the Portfolio may be made on any Business day (as defined above). In the event that banks are not open on a day that your transaction is scheduled to occur (examples include Veteran’s Day and Columbus Day), settlement will occur on the following business day.

Shares may be redeemed by employing the services of an outside broker or agent or may be redeemed directly from the Portfolio. Such broker or agent may charge a fee for its services. There are no loads imposed by the Portfolio. No charge is imposed by the Portfolio to redeem shares; however, a shareholder's bank may impose its own wire transfer fee for receipt of the wire. The Fund may execute redemptions in any amount requested by the shareholder up to the amount the shareholder has invested in the Portfolio.

A shareholder may change the authorized agent or the account designated to receive redemption proceeds at any time by writing to the Transfer Agent with an appropriate signature guarantee. Further documentation may be required when deemed appropriate by the Transfer Agent.

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A telephone redemption option is made available to shareholders on the Portfolio's Account Application. The Portfolio or the Transfer Agent may employ procedures designed to confirm that instructions communicated by telephone are genuine. If the Portfolio or Transfer Agent does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. The Portfolio or the Transfer Agent may require personal identification codes and will only wire funds through pre-existing bank account instructions. No bank instruction changes will be accepted via telephone.

If a shareholder wishes to add or change telephone redemption options after an account in the Portfolio has been established, the shareholder must provide the Transfer Agent with the request in writing. The shareholder’s signature must also have an appropriate signature guarantee. Other documentation may also be required; please check with the Transfer Agent for specifics.

Shareholders who do not elect telephone redemption privileges must submit their redemption requests in writing with an authorized signer’s signature appropriately guaranteed. Additional documentation may also be required. Please contact the Transfer Agent for details prior to submitting any written requests.

In an attempt to reduce expenses, the Portfolio may redeem shares of any Advisor Class shareholder whose Portfolio account has a net asset value lower than $250,000. An involuntary redemption will not occur when decreases in investment value result solely from adverse market conditions. The Portfolio will give 60 days prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the Portfolio to avoid such redemption. The Portfolio also may redeem shares in a shareholder's account as reimbursement for loss due to the failure of a check or wire to clear in payment of shares purchased.

TO REDEEM SHARES

 1. Shareholders must provide the following information:
a. The dollar or share amount to be redeemed;
b. The account to which the redemption proceeds should be wired (this account will have been previously designated by the shareholder on the Account Application);
c. The name of the shareholder; and
d. The shareholder's account number.

Shareholders should call the Transfer Agent at (800) 247-0473 to request a redemption.

When redemption effective	Result of late notification of redemption
If notice is received by the Transfer Agent by 4:00 p.m. ET on any Business Day, the redemption will be effective and payment will be made within seven calendar days, but generally the next business day following receipt of such notice. Price of shares is based on the next calculation of the NAV after the order is placed.
If notice is received by the Transfer Agent on a non-business day or after 4:00 p.m. ET on a Business Day, the redemption notice will be deemed received as of the next Business Day.

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PRICING OF PORTFOLIO SHARES

The price for Portfolio shares is based on the next calculation of the Portfolio's net asset value per share after a purchase or redemption order is placed. Portfolio net asset value is calculated by: (1) adding the market value of all the Portfolio's assets, (2) subtracting all of the Portfolio's liabilities, and then (3) dividing by the number of shares outstanding and adjusting to the nearest cent.

The net asset value of the Portfolio is calculated by Investors Bank as of 4:00 p.m. ET on each Business Day.

All Portfolio investments are valued daily at their market price, if available, which results in unrealized gains or losses. Readily marketable fixed-income securities are valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Adviser to reflect the fair value of such securities. Securities traded on an exchange are valued at their last sales price on that exchange. Securities and other financial instruments for which over-the-counter market quotations are available are valued at the latest bid price (asked price for short positions). Time deposits and repurchase agreements are generally valued at their cost plus accrued interest. All foreign holdings, receivables and payables are valued daily at the mean foreign exchange rate. Securities with maturities less than 60 days are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

To the extent that the Portfolio invests in foreign securities, these securities may be listed on foreign exchanges that trade on days when the Portfolio does not price its shares. As a result, the net asset value per share of the Portfolio may change at a time when shareholders are not able to purchase or redeem their shares. Similarly, the Portfolio may hold securities traded on U.S. markets where the market may close early on a given day or may regularly close prior to calculation of the Portfolio’s net asset value.

Securities for which market quotations are not readily available will be valued at their fair value as determined in good faith by management utilizing fair value procedures approved by the Fund’s Board of Directors. The fair value procedures involve the judgment of management and may represent prices that are otherwise unavailable on the open market.

The fair valuation of a particular security depends upon the circumstances of each individual case, and all appropriate factors relevant to the value of the security must be considered. As a general principle, the valuation should reflect the amount that the Portfolio could reasonably expect to receive for the security upon its current sale. Therefore, ascertaining fair value requires a determination of the amount that an arm’s-length buyer, under the circumstances, would currently pay for the security.

Events affecting the value of such securities held by the Portfolio that occur between the close of trading in the security and the time at which the Portfolio prices its portfolio securities will not generally be reflected in the Portfolio’s calculation of its net asset value. The Investment Adviser will continuously monitor for material significant events that may call into question the reliability of market quotations obtained from an approved pricing service. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; and natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Where the Investment Adviser determines that an adjustment should be made in the Portfolio security’s value because significant intervening events have caused the Portfolio’s net asset value per share to be materially inaccurate, the Investment Adviser shall seek to have the security “fair valued” in accordance with the Fund’s fair value procedures and subject to the ratification/approval of the Fund’s Board of Directors.

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FUND DIVIDENDS

Net investment income (including accrued but unpaid interest, amortization of original issue and market discount or premium, accrued expenses and other income adjustments, such as inflation adjustments on inflation protected securities) of the Portfolio will be declared as dividends payable to the respective shareholders of record as of the second to last Business Day of each month. Additionally, the Portfolio, at its discretion, may declare special dividends or distributions to comply with all federal tax regulations. Dividends may be suspended in November and/or December of each year if the Portfolio has already met its distribution requirements for that year.

If desired, shareholders must request to receive dividends in cash (payable on the first Business Day of the following month) on the Account Application. Absent such notice, all dividends will be automatically reinvested in additional shares on the last Business Day of each month at the share's net asset value. A shareholder may elect to change the dividend designation on the Account Application at any time by writing the Transfer Agent. If the Portfolio realizes net short- or long-term capital gains (i.e., with respect to assets held more than one year), the Portfolio will distribute such gains by automatically reinvesting them in additional Portfolio shares (unless a shareholder has elected to receive cash).

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Director elections and other shareholder voting matters. Matters to be acted upon affecting the Portfolio (such as approval of the investment advisory agreement with the Investment Adviser or the submission of changes to a fundamental Portfolio investment policy) or a particular share class, require the affirmative vote of the Portfolio shareholders or the share class holders. The election of the Fund's Board of Directors is voted upon by shareholders on a Fund-wide basis. The Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's or the Portfolio's operation and for the election of Directors under certain circumstances. Directors may be removed by shareholders at a special meeting. The Directors shall call a special meeting of the Portfolio upon written request of shareholders owning at least 10% of the Portfolio's outstanding shares.

TAX CONSIDERATIONS

The following discussion is for general information only. A potential investor should consult with his or her own tax adviser as to the tax consequences of an investment in the Portfolio, including the status of distributions from the Portfolio under applicable state or local law. Foreign shareholders are advised to consult their own tax advisers regarding investment tax consequences in the Portfolio. For additional information regarding tax issues pertaining to the Portfolio, see “Supplemental Tax Considerations” in the SAI.

Federal Income Taxes
The Portfolio will distribute all of its taxable income by automatically reinvesting such income in additional Portfolio shares and distributing those shares to its shareholders, unless a shareholder elects on the Account Application to receive cash payments for such distributions. A shareholder may elect to change the dividend designation on the Account Application at any time by writing the Transfer Agent. Shareholders receiving distributions from the Portfolio in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution.

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Dividends paid by the Portfolio from its investment company taxable income (including interest and net short-term capital gains) will be taxable to U.S. shareholders as ordinary income, whether received in cash or in additional Portfolio shares. Designated distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable to shareholders at the applicable long-term capital gains rates, regardless of how long they have held their Portfolio shares.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Portfolio in October, November or December with a record date in any such month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

If a shareholder holds shares through a tax-deferred account, such as a retirement plan, income and gains will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax only when a distribution is made from that account.

A shareholder who sells or redeems Portfolio shares will generally realize a capital gain or loss, which will be long-term or short term, generally depending upon the shareholder's holding of the shares. An exchange of shares may be treated as a sale.

As with all mutual funds, the Portfolio may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to shareholders who:

1.	fail to provide the Portfolio with a correct taxpayer identification number; or
2.	fail to make required certifications; or
3.	have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding.

Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amount withheld may be credited against U.S. federal income tax liability.

The foregoing discussion is only a brief summary of the important federal tax considerations generally affecting the Portfolio and its shareholders. As noted above, tax-deferred plans receive special tax treatment. No attempt is made to present a detailed explanation of the Federal, state, local or foreign income tax treatment of the Portfolio or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.

State, Local or Foreign Taxes
The Portfolio may be subject to state, local or foreign taxation in any jurisdiction in which the Portfolio may be deemed to be doing business. Portfolio distributions may be subject to state and local taxes. Portfolio distributions derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Foreign investors will generally be subject to withholding at a 30% rate (unless a lower rate applies under an applicable tax treaty) on dividends (other than distributions of long-term capital gains) paid by a fund. Shareholders should consult their own tax advisers regarding possible state and local income tax exclusions for dividend portions paid by the Portfolio, which are attributable to interest from obligations of the U.S. government, its agencies, authorities and instrumentalities.

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DISTRIBUTION OF PORTFOLIO SHARES

Shares of the Fund are distributed by Quasar, pursuant to a Distribution Agreement dated as of October 1, 2001, by and among the Fund, Investors Bank and Quasar. Investors Bank pays the distribution fees and FFTW pays all other fees and expenses related to distribution of the Portfolio shares. In this relationship, the Fund and Quasar have agreed to indemnify one another against certain liabilities.

In addition, pursuant to a Shareholder Services Plan of the Advisor Class shares of the Portfolio may pay a monthly shareholder service fee at an annual rate of 0.25% of the Advisor Class’s average net assets throughout the month for providing shareholder support services, or such lesser amount as the Directors may determine from time to time. The Fund may remit up to the full amount of this shareholder service fee to intermediaries (such as banks, broker-dealers, and other service-providers), for providing shareholder support services. At the present time, the Fund is not assessing the shareholder service fee in the Advisor Class shares. Should the Fund wish to impose this fee, the Board must approve its implementation and provide shareholders with 60 days prior notice.

Because the shareholder service fee is paid out of the Advisor Class’ Portfolio’s assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

INVESTMENT INFORMATION

PERMITTED INVESTMENT STRATEGIES, INVESTMENTS
AND ASSOCIATED RISKS

Principal Investment Strategies
•	Asset-Backed Securities
•	Bank Obligations
•	Corporate Debt Instruments
•	Derivative Securities
•	Duration Management Transactions
•	Foreign Instruments
•	Investment Companies
•	Mortgage-Backed Securities
•	Swaps
•	U.S. Government, and government sponsored Agency Securities

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Other Investments
•	Dollar Roll Transactions
•	Illiquid Securities
•	Inflation-Indexed Securities
•	Loan Participations and Assignments
•	Repurchase and Reverse Repurchase Agreements
•	Stripped Instruments
•	TBA Transactions
•	Total Return Swaps
•	When Issued and Forward Commitment Securities
•	Zero Coupon Securities

Asset-Backed Securities
Asset-backed securities are secured by or backed by a pool of financial assets. These securities are sponsored by such institutions as finance companies, finance subsidiaries of industrial companies and investment banks. Asset-backed securities have structural characteristics similar to mortgage-backed securities, and include assets such as:

a.	motor vehicle installment sale contracts;
b.	other installment sale contracts;
c.	home equity loans;
d.	leases of various types of real and personal property; and
e.	receivables from revolving credit (credit card) agreements.

Risks: The principal amount of asset-backed securities is generally subject to partial or total prepayment risk. If an asset-backed security is purchased at a premium (or discount) to par, a prepayment rate that is faster than expected will reduce (or increase) the yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect on yield to maturity. In some cases, these securities may not have any security interest in the underlying assets, and recoveries on the repossessed collateral may not be available to support payments on these securities.

Bank Obligations
Bank obligations are bank issued securities. These instruments include, but are not limited to:

a. Time Deposits,	e. Deposit Notes,	i. Loan Participations,
b. Certificates of Deposit,	f. Eurodollar Time deposits,	j. Variable Amount Master Demand Notes,
c. Bankers' Acceptances,	g. Eurodollar Certificates of deposit,	k. Yankee CDs, and
d. Bank Notes,	h. Variable Rate Notes,	l. Custodial Receipts.

Risks: Investing in bank obligations exposes the Portfolio to risks associated with the banking industry such as interest rate and credit risks.

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Corporate Debt Instruments
Corporate bonds are debt instruments issued by corporations. As creditors, bondholders have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The Portfolio purchases corporate bonds subject to quality restraints. Commercial paper, notes and other obligations of U.S. and foreign corporate issuers (including medium-term and variable rate notes) must meet the Portfolio's credit quality standards. The Portfolio may retain a downgraded corporate debt security if the Investment Adviser determines retention of such security to be in the Portfolio's best interests.

Risks: Investing in corporate debt securities subjects the Portfolio to interest rate risk and credit risk.

Derivative Securities
Derivative securities are instruments whose value is derived from the value of other assets such as commodities, stocks, bonds, and market indices. Derivatives include:

a.	swaps;
b.	caps, floors and collars;
c.	forward foreign currency contracts;
d.	futures contracts; and
e.	options.

a. Swaps
Interest rate swaps involve the Portfolio's exchange with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that both represent commitments to pay and receive funds. Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies Credit default swaps involve the transfer of credit exposure of the referenced corporate entity. The buyer of a credit default swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the security. By doing this, the risk of default is transferred from the holder of the fixed income security to the seller of the credit default swap.

b. Caps, Floors and Collars
An interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar incorporates a cap and a floor in one transaction as described above.

c. Forward Foreign Currency Contracts
A forward foreign currency contract is the purchase or sale of a foreign currency on a future specified date at a pre-determined exchange rate, in order to hedge the currency exchange risk associated with assets or obligations denominated in foreign currencies. Synthetic hedging is a technique utilizing forward foreign exchange contracts that is frequently employed by the Portfolio. It entails entering into a forward contract to sell a currency, the changes in value of which are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are or are expected to be denominated, and buying U.S. dollars. There is a risk that the perceived linkage between various currencies may not be present during the particular time that the Portfolio is engaging in synthetic hedging. The Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or expects to have exposure.

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d. Futures Contracts
A futures contract is an agreement to buy or sell a specific amount of a financial instrument at a particular price on a specified date. The futures contract obligates the buyer to purchase the underlying asset and the seller to sell it. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract that cancels the original contract to make or take delivery. At times, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions. The possibility of such distortions means that a correct forecast of general market, foreign exchange rate or interest rate trends may not produce the Portfolio's intended results. Losses from investing in futures transactions that are unhedged or uncovered are potentially unlimited.

e. Options Contracts
An option is a contractual right, but not an obligation, to buy (call) or sell (put) an asset in exchange for an agreed upon sum. If the right is not exercised within a specified period of time, the option expires and the option buyer forfeits the amount paid. An option may be a contract that bases its value on the performance of an underlying bond. When the Portfolio writes a call option, it gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Portfolio might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

The Portfolio will not enter into a swap, cap or floor unless the unsecured commercial paper, senior debt or claims paying ability of the counterparty is rated either A or A-1 or better by S&P or A or P-1 or better by Moody's. If unrated, it must be determined to be of comparable quality by the Investment Adviser.

All derivatives require the Portfolio to segregate, in a separate custody account, cash (in any applicable currency), U.S. government securities, or other liquid and unencumbered securities (in any applicable currency) equal to the amount of the Portfolio's obligations under the terms of the derivative contract. When the Portfolio purchases a future or a forward foreign currency contract for non-hedging purposes, the sum of the segregated assets plus the amount of initial and variation margin held in the broker's account, if applicable, must equal the market value of the future or forward foreign currency contract. Should the market value of the contract move adversely to the Portfolio, or if the value of the securities in the segregated account declines, the Portfolio will be required to deposit additional cash or securities in the segregated account at a time when it may be disadvantageous to do so.

Hedging
Derivatives are often used to hedge against a given investment’s risks of future gain or loss. Such risks include changes in interest rates, foreign currency exchange rates and securities prices.

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Risks: Derivatives are subject to the risk of changes in security prices, and credit risk with respect to the counterparty for derivatives not entered into on a U.S. or foreign futures and options exchange. Certain derivatives may also have a leveraging effect that will increase the Portfolio’s volatility of returns. The Portfolio may not be able to close out a futures or options position when it would be most advantageous to do so.

Dollar Roll Transactions
Dollar roll transactions consist of the sale of mortgage-backed securities, with a commitment to purchase similar but not necessarily identical securities at a future date. The Portfolio will maintain a segregated custodial account for dollar roll transactions. The segregated accounts may contain cash, U.S. Government securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase the securities under the dollar roll transaction (including accrued interest).

Risks: Should the broker-dealer to whom the Portfolio sells an underlying security of a dollar roll transaction become insolvent, the Portfolio's right to purchase or repurchase the security may be restricted, or the price of the security may change adversely over the term of the dollar roll transaction.

Duration Management
Duration measures a bond's price volatility, incorporating the following factors:

a.	the bond's yield;
b.	coupon interest payments;
c.	final maturity;
d.	call features; and
e.	prepayment assumptions.

Duration measures the expected life of a debt security on a present value basis. It incorporates the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received) and weighs them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, for the same maturity, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

The market price of a bond with an effective duration of two years would be expected to decline 2% if interest rates rose 1%. If a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline by about 3%.

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Futures, options and options on futures have durations closely related to the duration of the securities that are underlying them. Holding long futures or call options will lengthen the Portfolio's duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions and have the effect of reducing duration by approximately the same amount as selling an equivalent amount of the underlying securities.

For inflation-indexed securities, real duration measures the price sensitivity of a bond as real interest rates (i.e. nominal interest rates adjusted for inflation) move up and down. Real duration is the primary measurement of risk, because these securities are subjected to real rate changes but are protected against fluctuations in inflation.

Risks: There is no assurance that deliberate changes in the Portfolio's weighted average duration will enhance its return relative to more static duration policies, and may in fact detract from its relative return.

Foreign Instruments
a.  Foreign Securities
Foreign securities are securities issued by entities domiciled outside the United States. They are typically denominated in currencies other than the U.S. dollar and may be denominated in any single currency or multi-currency units. The Investment Adviser will adjust exposure of the Portfolio to different currencies based on its perception of the most favorable markets and issuers. In allocating assets among multiple markets for the Portfolio, the Investment Adviser will assess the relative yield and anticipated direction of interest rates in particular markets, general market and economic conditions and the relationship of currencies of various countries to each other. It is further anticipated that such securities will be issued primarily by governmental and private entities located in such countries and by supranational entities. The Portfolio will only invest in countries considered to have stable governments, based on the Investment Adviser's analysis of social, political, and economic factors.

b.  Foreign Government, International And Supranational Agency Securities
These securities include debt obligations issued or guaranteed by a foreign government or its subdivisions, agencies and instrumentalities, international agencies and supranational entities.

Risks: Generally, foreign financial markets have substantially less volume than the U.S. market. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The Portfolio may invest portions of its assets in securities denominated in foreign currencies. These investments carry risks of fluctuations of exchange rates relative to the U.S. dollar. Securities issued by foreign entities (governments, corporations, etc.) may involve risks not associated with U.S. investments, including expropriation of assets, taxation, political or social instability and less strict regulatory and financial reporting standards--all of which may cause declines in investment returns.

The Portfolio may also purchase interest-only, principal-only or Regulation S securities.

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Illiquid Securities
Illiquid securities may not be sold or disposed of in the ordinary course of business within seven days for approximately the value at which the Portfolio has valued the securities. These include:

1.	securities with legal or contractual restrictions on resale;
2.	time deposits, repurchase agreements and dollar roll transactions having maturities longer than seven days; and
3.	securities not having readily available market quotations.

Although the Portfolio is allowed to invest up to 15% of the value of its net assets in illiquid assets, it is not expected that the Portfolio will invest a significant portion of its assets in illiquid securities. The Investment Adviser monitors the liquidity of such restricted securities under the supervision of the Board of Directors.

The Portfolio may purchase securities not registered under the Securities Act of 1933 as amended, (the "1933 Act"), but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act (“Rule 144A Securities”). The Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act (“Section 4(2) Paper”). Section 4(2) Paper and 144A Securities are restricted as to disposition under the federal securities laws, and are generally sold to institutional investors. Any resale by the purchaser must be in an exempt transaction. These securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the security, thus providing liquidity. The Portfolio may also purchase interest-only, principal-only and Regulation S securities. Interest-only and principal-only securities are called stripped instruments. A description and related risks of each are found below. Regulation S securities are securities offered and sold outside of the U.S. Regulation S securities are exempt from registration provided certain requirements are met. Rule 144A Securities, Section 4(2) Paper, interest-only, principal-only and Regulation S Securities may be determined to be illiquid securities, although the Fund’s Board has adopted procedures that permit them to be determined liquid in certain circumstances. If a particular investment in Rule 144A Securities, Section 4(2) Paper or private placement securities, interest-only, principal-only or Regulation S securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities.

Risks: Investing in illiquid securities presents the potential risks of tying up the Portfolio's assets at a time when liquidating assets may be necessary to meet redemptions and expenses.

Indexed Notes, Currency Exchange-Related Securities And Similar Securities
These securities are notes, the principal amount of which and/or the rate of interest payable are determined by reference to an index. This index may be determined by the rate of exchange between the specified currency for the note and one or more other currencies or composite currencies.

RISKS: Foreign currency markets can be highly volatile and are subject to sharp price fluctuations.

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Inflation-Indexed Securities
Inflation-indexed securities are linked to the inflation rate in worldwide markets, such as the U.S. Treasury’s "inflation-protection" bonds. Inflation protected securities issued by the U.S. Treasury are also called “Treasury Inflation Protected Securities” or “TIPS”. The principal is adjusted for inflation (payable at maturity), and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount. The inflation adjustments are based upon the Consumer Price Index (CPI) for Urban Consumers. The original principal value of TIPS is guaranteed, even during a period of deflation. The par value of a TIPS bond at maturity will be the greater of the original principal or the inflation-adjusted principal. These securities may be eligible for coupon stripping under the U.S. Treasury program. U.S. corporations and government agencies have also issued inflation-indexed securities sporadically in the past.

Inflation-indexed securities also have been issued by sovereign countries such as Australia, Canada, France, New Zealand, Sweden and the United Kingdom in their respective currencies. The mechanics for adjusting the principal value of foreign inflation-indexed securities is similar but not identical to the process used in the United States. In addition, these countries may not provide a guarantee of principal value at maturity, in which case the adjusted principal value of the bond repaid at maturity may be less than the original principal.

CPI futures are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. An inflation swap is a contract between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows. CPI futures and inflation swaps can be used to hedge the inflation risk in nominal bonds and can be combined with U.S. Treasury futures contracts to create synthetic TIPS.

Risks: If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. The Portfolio also may invest in other inflation-linked bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, adjustments to principal will generally result in taxable income to the Portfolio at the time of such adjustment (which would generally be distributed by the Portfolio as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of the bonds is not guaranteed and will fluctuate.

The U.S. Treasury began issuing inflation-indexed bonds only in 1997. As such, trading history for TIPS is shorter than for other U.S. Treasury note and bond programs and liquidity is generally lower than for nominal bonds. However, the U.S. Treasury has reaffirmed its commitment to issue TIPS and an improvement in liquidity is expected to continue. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Finally, there can be no assurance that the Consumer Price Index for Urban Consumers will accurately measure the real rate of inflation in the price of goods and services.

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Investment Companies
An investment company is an investment vehicle, which, for a management fee, invests the pooled funds of investors in securities appropriate for its investment objectives. The Portfolio may invest in the shares of another registered investment company subject to the limitations under the 1940 Act. Two basic types of investment companies exist:

1.	Open end funds: these funds have a floating number of outstanding shares and will sell or redeem shares at their current net asset value,

2.	Closed end funds: these funds have a fixed number of outstanding shares that are typically traded on an exchange.

The Portfolio will not invest in any fund that charges a "load."

Risks: As a shareholder in a registered investment company, the Portfolio will bear its ratable share of that investment company’s expenses, including its advisory and administration fees. Generally, risks posed by a particular fund will mirror those posed by the underlying securities. A money market fund has the highest safety of principal, whereas bond funds are vulnerable to interest rate movements.

The Commission has granted the Fund an exemptive order which permits the Portfolio to invest in another Portfolio within the FFTW Funds, Inc. family. This is commonly referred to as cross-portfolio investing. To the extent such cross-portfolio investing occurs, investors will not be double-charged advisory fees. Investors pay advisory fees only on the Portfolio in which they are directly invested.

Loan Participations and Assignments
Fixed and floating rate loans (“Loans”)are arranged through private negotiations between an entity whose securities the Portfolio could have purchased directly (a “Borrower”) and one or more financial institutions (“Lenders”). The Portfolio may invest in Loans in the form of assignments (“Assignments”) of all or a portion of Loans from third parties or in the form of Participations (“Participations”). When the Portfolio purchases an Assignment from a Lender, the Portfolio will acquire direct rights against the Borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender. When the Portfolio purchases a Participation, the Portfolio will have a contractual relationship only with the Lender, and not the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fee to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. Because an investment in a Participation is subject to the credit risk of both the Borrower and the Lender, the Portfolio will acquire a Participation only if the Lender interpositioned between the Portfolio and the Borrower is determined by the Investment Adviser to be creditworthy.

Risks: The Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights or set-off against the Borrower, and the Portfolio may not benefit directly from any collateral supporting the Loan in which they have purchased a Participation. As a result, the Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation.

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Mortgage-Backed Securities
Mortgage-backed securities are securities representing ownership interests in, or debt obligations secured entirely or primarily by, "pools" of residential or commercial mortgage loans or other mortgage-backed securities. Mortgage-backed securities may take a variety of forms, the most common being:

1.	Mortgage-pass-through securities issued by
a.	the Government National Mortgage Association (Ginnie Mae),
b.	the Federal National Mortgage Association (Fannie Mae),
c.	the Federal Home Loan Mortgage Corporation (Freddie Mac),
d.	commercial banks, savings and loan associations, mortgage banks or by issuers that are affiliates of or sponsored by such entities,
2.	Collateralized mortgage obligations (“CMOs”), which are debt obligations collateralized by such assets, and
3.	Commercial mortgage-backed securities.

The Investment Adviser expects that new types of mortgage-backed securities may be created offering asset pass-through and asset-collateralized investments in addition to those described above by governmental, government-related and private entities. As new types of mortgage-related securities are developed and offered to investors, the Investment Adviser will consider whether it would be appropriate for such Portfolio to make investments in them.

CMOs are structured bonds collateralized by mortgage pass-through securities. Cash flows from mortgage pass-through securities are allocated to various tranches in a predetermined, specified order. Each tranche has a stated maturity (the latest date by which the tranche can be completely repaid, assuming no prepayments) and has an average life (the average of the time to receipt of a principal payment weighted by the size of the principal payment). The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity.

Risks: Mortgage-backed and other asset-backed securities carrying the risk of a faster or slower than expected prepayment of principal which may affect the duration and return of the security. Changes in interest rates affect the Portfolio's asset value since holdings will generally increase in value when interest rates fall and decrease when interest rates rise. Compared to debt that cannot be prepaid, mortgage and asset-backed Securities are less likely to increase in value, and may decrease in value  during periods of declining interest rates and may have a higher risk of decline in value during periods of rising interest rates.

Repurchase And Reverse Repurchase Agreements
When participating in repurchase agreements, the Portfolio buys securities from a vendor (e.g., a bank or securities firm) which the Portfolio’s Investment Adviser has deemed creditworthy, subject to the oversight of the Fund’s Board of Directors, with the agreement that the vendor will repurchase the securities at the same price plus interest at a later date. Repurchase agreements may be characterized as loans secured by the underlying securities. In a reverse repurchase, the Portfolio sells securities it holds to a vendor with the agreement that it will repurchase the securities at the same price plus interest at a later date. Reverse repurchases may be characterized as borrowings secured by the underlying securities. Repurchase transactions allow the Portfolio to earn a return on available cash at minimal market risk. The Portfolio may be subject to various delays and risks of loss should the vendor become subject to a bankruptcy proceeding or if it is otherwise unable to meet its obligation to repurchase. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the value of the repurchase price thereof, including the accrued interest thereon.

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Repurchase and reverse repurchase agreements may also involve foreign government securities for which there is an active repurchase market. Transactions in foreign repurchase and reverse repurchase agreements may involve additional risks. The Investment Adviser expects that such repurchase and reverse repurchase agreements will primarily involve government securities of countries belonging to the Organisation for Economic Cooperation and Development ("OECD"). The member countries of the OECD currently include: Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Japan, Korea, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States. This list may change over time.

The Portfolio will maintain a segregated custodial account for the Portfolio’s reverse repurchase agreements. Until repayment is made, the segregated accounts may contain cash, U.S. government securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase (including accrued interest). Repurchase and reverse repurchase agreements will generally be restricted to those maturing within seven days.

Risks: If the other party to a repurchase and/or reverse repurchase agreement becomes subject to a bankruptcy or other insolvency proceeding, or fails to satisfy its obligations thereunder, delays may result in recovering cash or the securities sold, or losses may occur as to all or part of the income, proceeds or rights in the security.

Stripped Instruments
Stripped instruments are bonds, reduced to its two components: the right to receive periodic interest payments (IOs) and the right to receive principal repayments (POs). Each component is then sold separately. Such instruments include:

a.	Municipal Bond Strips;
b.	Treasury Strips; and
c.	Stripped Mortgage-Backed Securities.

Risks: POs do not pay interest; return is solely based on payment of principal at maturity. Both POs and IOs tend to be subject to greater interim market value fluctuations in response to changes in interest rates. Stripped Mortgage-Backed Securities IOs run the risk of unanticipated prepayment which will decrease the instrument's overall return.

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TBA (To Be Announced) Transactions
In a TBA transaction, the type of mortgage-backed securities to be delivered is specified at the time of trade, but the actual pool numbers of the securities to be delivered are not known at the time of the trade. For example, in a TBA transaction, an investor could purchase $1 million 30 year mortgage-backed securities issued by the Federal National Mortgage Association and receive up to three pools on the settlement date. The pool numbers to be delivered at settlement will be announced shortly before settlement takes place. Agency pass-through mortgage-backed securities are usually issued on a TBA basis. The Portfolio will maintain a segregated custodial account containing cash, U.S. Government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of the Portfolio's TBA transactions.

Risks: The value of the security on the date of delivery may be less than its purchase price, presenting a possible loss of asset value. In addition, the Portfolio may experience delays in payment or loss of income if the counterparty fails to perform under the contract.

Total Return Swaps
A total return swap is a contract between two counterparties who agree to swap periodic payments for the life of the contract. Typically, one party receives the total return (interest payments plus any capital gains or losses for the payment period) from a specified reference asset, while the counterparty receives a specified fixed or floating cash flow (e.g., LIBOR) that is not related to the creditworthiness of the reference asset. The payments are based upon the same notional amount of the reference asset. The reference asset may be any asset (e.g., bonds or loans), an index, or a basket of assets.

Risks: Swap contracts can be less liquid and more difficult to value than other investments.  Because its cash flows are based in part on changes in the value of the reference asset, a total return swap’s market value will vary with changes in that reference asset.  In addition, the Portfolio may experience delays in payment or loss of income if the counterparty fails to perform under the contract.

U.S. Government and Agency Securities and Government-Sponsored Enterprises/
Federal Agencies
U.S. government and agency securities are issued by or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities and supported by the full faith and credit of the United States. The Portfolio also may invest in other securities which may be issued by a U.S. government-sponsored enterprise or federal agency, and supported either by its ability to borrow from the U.S. Treasury or by its own credit standing. Such securities do not constitute direct obligations of the United States but are issued, in general, under the authority of an Act of Congress. The universe of eligible securities in these categories includes (but is not limited to) those sponsored by:

a.	U.S. Treasury Department;
b.	Federal Housing Administration;
c.	Federal Home Loan Mortgage Corporation;
d.	Federal National Mortgage Association;
e.	Federal Home Loan Bank;
f.	Government National Mortgage Association; and
g.	U.S. Department of Veterans’ Affairs.

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Risks: Although U.S. government securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities and instrumentalities or sponsored enterprises, such as the GNMA, are backed by the full faith and credit of the U.S. Treasury, while others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities, or sponsored enterprises if it is not obliged to do so by law.

When Issued And Forward Commitments
The purchase of a when issued or forward commitment security will be recorded on the date the Portfolio enters into the commitment. The value of the security will be reflected in the calculation of the Portfolio's net asset value. The value of the security on delivery date may be more or less than its purchase price. Generally, no interest accrues to the Portfolio until settlement. The Portfolio will maintain a segregated custodial account containing cash, U.S. Government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of the Portfolio's when issued and forward commitment transactions.

Risks: The value of the security on the date of delivery may be less than its purchase price.

Zero Coupon Securities
Zero coupon securities are typically sold at a deep discount from their face value. Such securities make no periodic interest payments however the buyer receives a rate of return by the gradual appreciation of the security, until it is redeemed at face value on a specified maturity date.

Risks: Zero coupon securities do not pay interest until maturity and tend to be subject to greater interim market value fluctuations in response to interest rate changes than interest paying securities of similar maturities. Credit risk is generally greater for investments that are required to pay interest only at maturity rather than at intervals during the life of the investment.
27

PORTFOLIO TURNOVER

Portfolio turnover rates are believed to be higher than the turnover experienced by most fixed income funds, due to the Investment Adviser's active management of duration. The Investment Adviser will not consider the portfolio turnover rate to be a limiting factor in making investment decisions for the Portfolio. High Portfolio turnover may involve greater brokerage commissions and transactions costs which will be paid by the Portfolio. In addition, high turnover rates may result in increased short-term capital gains.

SUPPLEMENTAL INVESTMENT POLICIES

Currently, non-hedging transactions are subject to either of two alternative limitations. Under one alternative, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options may not exceed 15% of the fair market value of the Portfolio’s net assets (after taking into account unrealized profits and unrealized losses on any such contracts). Under the other alternative, which has been established by the CFTC on a temporary basis, the notional value of non-hedging futures contracts and related options may not exceed the liquidation value of the Portfolio (after taking into account unrealized profits and unrealized losses on any such contracts).
28

FINANCIAL HIGHLIGHTS TABLE

The Financial Highlights Tables are intended to help you understand Advisor class’s financial performance for the past five years, or, if shorter, the period of the Portfolio operations. Certain information reflects financial results for a single Portfolio share. "Total Return" indicates how much an investment in each respective Portfolio would have earned or lost, assuming all dividends and distributions had been reinvested. This information has been audited by Grant Thornton LLP. You will find the report of independent registered public accounting firm and the FFTW Funds, Inc. financial statements in the annual report, which is available upon request.

29

FFTW Funds, Inc.

Financial Highlights (continued) Limited Duration Portfolio

	For the Year Ended,
For a share outstanding	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
throughout the period:	2005	2004	2003	2002	2001
Per Share Data
Net asset value, beginning of period	$9.76	$9.96	$10.15	$10.05	$9.85

Increase (Decrease) From Investment Operations
Net investment income	0.40	0.31	0.34	0.42	0.53
Net realized and unrealized gain (loss) on investments, financial futures contracts and foreign currency related transactions	(0.18)	(0.15)	(0.09)	0.15	0.19
Total from investment operations	0.22	0.16	0.25	0.57	0.72

Less Distributions
From net investment income	0.41	0.35	0.38	0.42	0.52
From net realized gain on investments, financial futures contracts and foreign currency related transactions	--	0.01	0.06	0.05	--
Total distributions	0.41	0.36	0.44	0.47	0.52
Net asset value, end of period	$9.57	$9.76	$9.96	$10.15	$10.05

Total Return	2.31	1.65	2.49	5.81	7.46

Ratios/Supplemental Data
Net assets, end of period (000's)	$113,884	$77,960	$124,072	$165,870	$117,357
Ratio of operating expenses to average net assets, exclusive of interest expense (a)	0.38%	0.37%	0.35%	0.30%	0.30%
Ratio of operating expenses to average net assets, inclusive of interest expense (a)	0.38%	0.37%	0.35%	0.30%	0.30%
Ratio of net investment income to average net assets (a)	3.60%	3.13%	3.35%	4.19%	5.32%
Decrease in above expense ratios due to waiver of investment advisory fees	0.20%	0.20%	0.20%	0.24%	0.23%
Portfolio Turnover	171%	191%	352%	110%	209%

(a)	Net of waivers.
*	Calculation based on average shares outstanding.

30

SHAREHOLDER INQUIRIES

This Prospectus contains a concise statement of information investors should know before they invest in the Portfolio. Please retain this Prospectus for future reference. Additional information about the Portfolio's investments is available in the Portfolio's Annual and Semi-Annual Reports to shareholders, as well as the SAI dated April 30, 2005 (as amended from time to time). The SAI provides more detailed information about the Portfolio, including its operations and investment policies. A current SAI is on file with the Commission and is incorporated by reference and is legally considered a part of this Prospectus. In the Portfolio's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

The Portfolio's SAI, Annual and Semi-Annual reports are available, without charge, upon request by contacting the Transfer Agent at (800) 247-0473. You may also request other information about the Portfolio and make inquiries by contacting (800) 247-0473.

A copy of the SAI, as well as additional information about the Portfolio, can be obtained free of charge on the Internet at:  http://www.fftw.com/. Copies of the Annual and Semi-Annual Reports of the Portfolio are not available at this website as prospective shareholders may request copies of these Reports from the Transfer Agent and existing investors are mailed these Reports when they become available.

Information about the Portfolio (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

DISTRIBUTED BY:
QUASAR DISTRIBUTORS, LLC

Fund's Investment Company Act filing number: 811-5796

31

FFTW FUNDS, INC.

_______________________________________________________________________________

PROSPECTUS
WORLDWIDE CORE PORTFOLIO

Advisor Class

_______________________________________________________________________________

April 30, 2006, as amended on June 12, 2006

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved the Portfolio's shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

The Portfolio offers two separate classes of shares: Advisor Shares and Investor Shares. This Prospectus offers the Portfolio’s Advisor Shares. A separate Prospectus offers the Portfolio’s Investor Shares. The Portfolio’s separate share classes have different expenses; as a result, their investment performance will differ.

2

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Worldwide Core Portfolio (the "Portfolio"), including its investment objective, principal investment strategies and principal investment risks. A more detailed description of the Portfolio’s investment strategies, investments and their associated risks follows this summary.

Investment Objective:	To attain a high level of total return as may be consistent with the preservation of capital.

Principal Investment Strategies:
The Portfolio invests primarily in investment grade debt securities from worldwide bond markets, denominated in both U.S. dollars and foreign currencies (minimum rating of BBB by S&P, Baa by Moody's, BBB- by Fitch or a comparable rating, or higher from a NRSRO, or if the security is unrated, of comparable credit quality in the judgment of the Investment Adviser/Sub-Adviser). The portfolio manager will attempt to actively utilize currency hedging techniques. The performance objective of the Portfolio is to outperform an index that the portfolio manager believes is an appropriate benchmark for the Portfolio. The current index used by the portfolio manager for the Portfolio is the Lehman Brothers Global Aggregate Index (Hedged). (The Lehman Brothers Global Aggregate Index (Hedged) provides a broad-based measure of the international investment grade bond market, combining the U.S. Aggregate Index with the dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index, with returns expressed in U.S. dollars. The index is not available for investment and, unlike the Portfolio, does not incur expenses.)

Minimum Quality Rating:	S&P: BBB-	Moody's: Baa3	S&P (Short-Term): A-2	Moody’s (Short-Term): P-2	Fitch: BBB-	Average Portfolio Quality: A
Duration:
The Portfolio's U.S. dollar-weighted average duration generally will not differ from the weighted average duration of the Lehman Brothers Global Aggregate Index (Hedged) by more than 2 years. As of December 31, 2005, the duration of the Lehman Brothers Global Aggregate Index (Hedged) was 5.28 years. As of December 31, 2005, the duration of the Worldwide Core Portfolio was 5.48 years.

Investment Policies:
The Portfolio invests primarily in investment grade debt securities from worldwide bond markets, denominated in both U.S. dollars and foreign currencies. The Portfolio will maintain investments in debt securities of issuers from at least three different countries including the U.S. At least 35% of the Portfolio's total assets will be invested in debt securities and their related instruments from jurisdictions outside the U.S. As a fundamental policy, to the extent feasible, the Portfolio will actively utilize currency hedging techniques to hedge at least 65% of its total assets. The Portfolio will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment. For temporary defensive purposes, up to 100% of the Portfolio's total assets may be invested in U.S. government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers. Under normal circumstances, the Portfolio will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry will be deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset- and mortgage-backed securities.

Principal Investments:
•  Asset-Backed Securities
•  Bank Obligations
•  Corporate Debt Instruments
•  Derivative Instruments
•  Dollar Roll Transactions
•  Foreign Debt Instruments
•  Mortgage-Backed Securities
•  Other Investment Companies
•  TBA Transactions
•  U.S. Government and Agency Securities

3

PRINCIPAL INVESTMENT RISKS

"Risk" is the chance that you may lose money on an investment or that you will not earn as much as you expect. The greater the risk, the greater the possibility of losing money.

The Portfolio is affected by changes in the U.S. or foreign economies, or in individual securities.

The possibility also exists that investment decisions of portfolio managers will not accomplish what they are designed to achieve. No assurance can be given that the Portfolio's investment objective will be achieved.

Fischer Francis Trees & Watts, Inc. (the “Investment Adviser”) may change the index against which the Portfolio’s performance is measured at any time, subject to review by the Fund’s Board of Directors.

The Portfolio may invest in securities issued by the U.S. government, its agencies or sponsored entities. Although U.S. government securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities and instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Treasury, while others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“Freddie Mac”)and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities, or sponsored enterprises if it is not obliged to do so by law.

The high portfolio turnover of the Portfolio may result in greater transaction costs, and may increase the amount of taxes payable by a shareholder.

Investments in the Portfolio are subject to certain of the following principal risks:

Banking Industry risk:	Investing in bank obligations will expose the Portfolio to risks associated with the banking industry such as interest rate and credit risks.
Concentration risk:
The Portfolio that invests more than 25% of its total assets in the securities of issuers in any one industry is exposed to the risk that factors affecting that industry will have a greater effect on the Portfolio than they would if the Portfolio invested in a diversified number of unrelated industries.

Credit risk:
Debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. In addition, lower rated securities have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments and thus default. The lower the ratings of such debt securities, the greater their credit risks.

4

Currency risk:
Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. When synthetic and cross-hedges are used, the net exposure of the Portfolio to any one currency may be different from that of its total assets denominated in such currency.

Derivatives risk:
Derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives, including futures contracts, may also have a leveraging effect, which may increase the volatility of the Portfolio. The use of derivatives may reduce returns for the Portfolio.

Foreign risk:
Investing in foreign securities exposes the Portfolio to risks such as political and economic instability, currency devaluation and high inflation rates, which may result in Portfolio losses and higher volatility.

Interest Rate risk:
Debt securities are subject to the risk that the market value will decline because of rising interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile then debt securities with shorter durations.

Liquidity risk:	Certain securities may be difficult or impossible to sell at favorable prices within the desired time frame.
Non-Diversification risk:
A non-diversified Portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries than a diversified Portfolio. This vulnerability to factors affecting a single investment can result in greater Portfolio losses and volatility.

Prepayment risk:	A portfolio that invests in mortgage-backed and other asset- backed securities is exposed to the risk that such securities may repay the principal either faster or slower than expected.

A description of FFTW Funds, Inc.’s (the “Fund”) policies and procedures regarding the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

RISK/RETURN BAR CHART AND TABLE

The following chart and table give some indication of the risks of investing in the Portfolio. The chart and table illustrate the changes in the Portfolio's yearly performance and show how the Portfolio's average annual total returns for 1 year, 5 years, 10 years and since inception compared with a benchmark index. Past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

5

For the Calendar Years Ended December 31

Worldwide Core Portfolio - Advisor Class
Annual Total Return

During the ten-year period shown in the Worldwide Core Portfolio's bar chart, the highest quarterly return was 5.66% (quarter ending 9/30/98) and the lowest quarterly return was -0.91% (quarter ending 6/30/04).

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDING DECEMBER 31, 2005)*	Past 1 Year	Past 5 years	Past 10 years

Worldwide Core Portfolio - Advisor Class
Return Before Taxes	3.62%	5.41%	7.11%
Return After Taxes on Distributions	2.86%	3.78%	4.52%
Return After Taxes on Distributions and Sale of Fund Shares	2.35%	3.64%	4.46%
Lehman Brothers Global Aggregate Index (Hedged)**	4.28%	5.57%	6.61%

*After-tax returns are shown in the table below. After tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Total return would have been lower had certain expenses not been waived or reimbursed.

**This index does not reflect deductions for fees, expenses or taxes.

FEE TABLE

This Table describes the fees and expenses that you may pay if you buy, hold, or sell Advisor Class shares of the Portfolio.

Worldwide Portfolio

Management Fees	0.40%
Distribution Fees (12b-1)	None
Other Expenses*	0.52%*
Total Annual Fund Operating Expenses	0.92%**

6

*Under an Administration Agreement dated August 15, 2003 between the Portfolio and Investors Bank & Trust Company (“the Administrator”), the Administrator provides administrative services to the Portfolio for an administrative fee. Under an Operations Monitoring Agent Agreement effective August 15, 2003, Vastardis Fund Services LLC earns a fee for providing operations monitoring services to the Fund.

**The Investment Adviser has voluntarily agreed to waive 0.15% of its management fees for the Worldwide Core Portfolio. After such voluntary fee waiver, the Net Annual Fund Operating Expenses of the Worldwide Core Portfolio is 0.76%. Such voluntary fee waiver can be terminated at any time.

EXPENSE TABLE EXAMPLE

The following table is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's Advisor Class operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Worldwide Core	$94	$293	$509	$1,131

7

FUND MANAGEMENT

BOARD OF DIRECTORS

The Board of Directors of the Fund is responsible for the overall management and supervision of the Portfolio which is a series of the Fund. The Fund's Directors are Stephen P. Casper, John C Head III, Lawrence B. Krause, Saul H. Hymans and Andrea Redmond. Additional information about the Directors and the Fund's executive officers may be found in the SAI under the heading "Management of the Fund."

INVESTMENT ADVISER

Subject to the direction and authority of the Board of Directors, Fischer Francis Trees & Watts, Inc. ("FFTW" or the "Investment Adviser"), serves as Investment Adviser to the Portfolio. The Investment Adviser conducts investment research and is responsible for the purchase, sale or exchange of the Portfolio's assets. Organized in 1972, the Investment Adviser is registered with the Securities and Exchange Commission and is a New York corporation that, with its affiliated companies, manages approximately $39.7 billion in assets, as of December 31, 2005, for numerous fixed-income portfolios. The Investment Adviser, together with its affiliates, currently advises institutional clients including banks, central banks and pension funds. The Investment Adviser also serves as the adviser or the sub-adviser to domestic and international pooled investment vehicles. The Investment Adviser's offices are located at 200 Park Avenue, New York, New York 10166. The Investment Adviser is directly wholly-owned by Charter Atlantic Corporation, a New York corporation. The Portfolio paid the Investment Adviser for its services in the twelve months ended December 31, 2005, at a rate of 0.25% of the Portfolio's average daily net assets after the voluntary waiver of Management Fees.

INVESTMENT SUB-ADVISER

Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom and an affiliate of the Investment Adviser, is the foreign Sub-Adviser to the Portfolio. Organized in 1989, the Sub-Adviser is a U.S.-registered investment adviser and manages approximately $14.9 billion in multi-currency fixed-income portfolios for institutional clients as of December 31, 2005. The Investment Adviser pays any compensation to the Sub-Adviser from its advisory fee. The Sub-Adviser's annual fee is equal to the advisory fee for the Portfolio after any waivers. The Sub-Adviser's offices are located at 2 Royal Exchange, London, EC3V 3RA. The Investment Sub-Adviser is directly or indirectly wholly owned by Charter Atlantic Corporation, a New York corporation.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL

A discussion of the basis for the Board of Directors’ approval of the advisory and sub-advisory contracts for the Portfolio is available in the Funds’ semi-annual report to shareholders for the period ended June 30, 2005.

8

PORTFOLIO MANAGERS

FFTW uses a team approach for determining its broad investment strategy for interest rate risk, currency risk and sector allocation. The full portfolio team comprised of the sector specialist teams—for Sovereign Bonds, Corporate Bonds, Structured Products and Foreign Exchange—meets once a week to determine the firm’s overall strategy for global bond and currency markets. The translation of the firm-wide investment strategy into a specific strategy for the Portfolio of the Fund in a manner that complies with the Portfolio’s specific investment objectives and restrictions is the responsibility of a specific portfolio manager. The portfolio manager determines the broad risk parameters and overall sector and interest rate strategy for the Portfolio. The portfolio manager relies on the sector specialist teams to select the specific securities for the Portfolio. The biographical information for the portfolio manager of Worldwide Core Portfolio is set forth below.

Additional Information about the portfolio manager, including how he is compensated, other accounts he manages and his ownership of securities is located in the SAI.

DAVID J. MARMON, MANAGING DIRECTOR. Mr. Marmon joined FFTW in 1990. He leads the US Corporate Credit Team, which determines the security selection of corporate and high yield bonds. He is also one of senior portfolio managers on the Investment Strategy Group, which determines the investment strategy and sector allocations for all portfolios under FFTW’s management. Before joining FFTW, Mr. Marmon was head of futures and options research at Yamaichi International (America). His responsibilities at Yamaichi included the generation of trade ideas, daily analysis of market opportunities and the preparation of research reports. He was previously a financial analyst and strategist at the First Boston Corporation, where he developed hedging programs for financial institutions and industrial firms. He also performed historical and scenario analyses of the futures and options markets for traders and clients. Mr. Marmon began his career in finance as a research analyst on Chase Manhattan Bank’s arbitrage and municipal trading desks. Mr. Marmon earned a BA summa cum laude in economics from Alma College (1980) and an MA in economics from Duke University (1982), where he also pursued doctoral studies.

SHAREHOLDER INFORMATION

PURCHASES

Portfolio Advisor Class shares may be purchased directly from the Portfolio, or obtained by employing the services of an outside broker or agent. Such broker or agent may charge a fee for its services. The minimum initial required investment for purchasing Advisor Class shares of the Portfolio is $250,000; such minimum may be waived at the discretion of the Fund. Subsequent investments may be of any amount. There are no loads or 12b-1 distribution fees imposed on Advisor Class shares of the Portfolio.

Purchases of shares may be made on any "Business Day," meaning any Monday through Friday, that the New York Stock Exchange is open. At the present time, the New York Stock Exchange is closed on New Year's Day, Dr. Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Portfolio is designed for long-term investments and, therefore, do not accommodate activities believed by the Portfolio to constitute “market timing” or other trading strategies that entail rapid or frequent purchases, sales or exchanges which could disrupt orderly management of a Portfolio’s investments (“disruptive trading”).

9

Market timing and disruptive trading can harm the interests of the Portfolio and its long-term investors. A Portfolio that invests in foreign securities may be particularly susceptible to frequent trading strategies. This is because time zone differences among international stock markets can allow a shareholder engaging in a short-term strategy to exploit portfolio share prices that are based on closing prices of securities established some time before the portfolio calculates its own share price. The Board of Directors of the Fund has adopted policies and procedures with respect to frequent trading in Portfolio shares. These policies and procedures are reasonably designed to monitor a Portfolio’s trading activity and discourage disruptive trading and, in cases where disruptive trading activity is detected, to take action to stop such activity.

In order to ensure compliance with the Fund's procedures and to protect the interests of long-term investors, the Fund monitors trading in Portfolio shares by direct and beneficial shareholders. The Fund works with intermediaries that sell or facilitate distribution of Portfolio shares to identify abusive trading practices in omnibus accounts. The Fund reserves the right to take appropriate action as it deems necessary including, but not limited to, refusing to accept purchase orders in order to protect the interests of long-term shareholders.

Although the Fund takes certain steps, including the monitoring of subscription and redemption activity, to prevent abusive trading practices, there can be no guarantee that all such practices will be detected or prevented.

WIRING INSTRUCTIONS

To:	Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02117
ABA Number:	011001438
Account Name:	Quasar Distributors, LLC - Fund Purchase Account
Account Number:	933333333
Reference:	Worldwide Core Portfolio

 TO PURCHASE SHARES

When Net Asset Value (NAV) is determined	When & how shares may be purchased	Procedure for same day purchases	Result of late notification or delay in receipt of funds
All Business Days
•  Any Business Day

•  Submitted orders must include a completed Account Application.

•  Federal funds must be wired to Quasar’s "Fund Purchase Account" at Investors Bank & Trust Company ("Investors Bank" or the “Transfer Agent”).

•  Purchasers must call Investors Bank at (800) 247-0473 prior to 4:00 p.m. ET to inform the Portfolio of the incoming wire transfer.

•  Purchasers must indicate which Portfolio is to be purchased.

•  If Federal funds are received by the Portfolio that day, the order will be effective that day. Price of shares is based on the next calculation of NAV after the order is placed.

•  The Portfolio must receive notice before
4:00 p.m. (wire may be received after 4:00 p.m. ET) for shares to be bought at that day's price.

•  Shares will be bought at the next Business Day's price if wire is received after 4:00 p.m. ET and no notice is given.

10

REDEMPTIONS

All Portfolio shares (fractional and full) will be redeemed upon shareholder request. The redemption price will be the next net asset value per share, determined after the Transfer Agent receives proper notice of redemption (see table below).

Redemption of shares of the Portfolio may be made on any Business day (as defined above). In the event that banks are not open on a day that your transaction is scheduled to occur (examples include Veteran’s Day and Columbus Day), settlement will occur on the following business day.

Shares may be redeemed by employing the services of an outside broker or agent or may be redeemed directly from the Portfolio. Such broker or agent may charge a fee for its services. There are no loads imposed by the Portfolio. No charge is imposed by the Portfolio to redeem shares; however, a shareholder's bank may impose its own wire transfer fee for receipt of the wire. The Portfolio may execute redemptions in any amount requested by the shareholder up to the amount the shareholder has invested in the Portfolio.

A shareholder may change the authorized agent or the account designated to receive redemption proceeds at any time by writing to the Transfer Agent with an appropriate signature guarantee. Further documentation may be required when deemed appropriate by the Transfer Agent.

A telephone redemption option is made available to shareholders on the Portfolio's Account Application. The Portfolio or the Transfer Agent may employ procedures designed to confirm that instructions communicated by telephone are genuine. If the Portfolio or the Transfer Agent does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. The Portfolio or the Transfer Agent may require personal identification codes and will only wire funds through pre-existing bank account instructions. No bank instruction changes will be accepted via telephone.

If a shareholder wishes to add or change telephone redemption options after an account in the Portfolio has been established, the shareholder must provide the Transfer Agent with the request in writing. The shareholder’s signature must also have an appropriate signature guarantee. Other documentation may also be required; please check with the Transfer Agent for specifics.

Shareholders who do not elect telephone redemption privileges must submit their redemption requests in writing with an authorized signer’s signature appropriately guaranteed. Additional documentation may also be required. Please contact the Transfer Agent for details prior to submitting any written requests.

In an attempt to reduce expenses, the Portfolio may redeem shares of any Advisor Class shareholder whose Portfolio account has a net asset value lower than $250,000. An involuntary redemption will not occur when decreases in investment value result solely from adverse market conditions. The Portfolio will give 60 days prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the Portfolio to avoid such redemption. The Portfolio also may redeem shares in a shareholder's account as reimbursement for loss due to the failure of a check or wire to clear in payment of shares purchased.

11

TO REDEEM SHARES

1.    Shareholders must provide the following information:
a.     The dollar or share amount to be redeemed;
b.    The account to which the redemption proceeds should be wired (this account will have been previously designated by the shareholder on the Account Application);
c.     The name of the shareholder; and
d.     The shareholder's account number.

Shareholders should call the Transfer Agent at (800) 247-0473 to request a redemption.

When redemption effective	Result of late notification of redemption
If notice is received by the Transfer Agent by 4:00 p.m. ET on any Business Day, the redemption will be effective and payment will be made within seven calendar days, but generally the next business day following receipt of such notice. Price of shares is based on the next calculation of the NAV after the order is placed.
If notice is received by the Transfer Agent on a non-business day or after 4:00 p.m. ET, the redemption notice will be deemed received as of the next Business Day.

PRICING OF PORTFOLIO SHARES

The price for Portfolio shares is based on the next calculation of the Portfolio's net asset value per share after a purchase or redemption order is placed. Portfolio net asset value is calculated by: (1) adding the market value of all the Portfolio's assets, (2) subtracting all of the Portfolio's liabilities, and then (3) dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value of the Portfolio is calculated by Investors Bank as of 4:00 p.m. ET on each Business Day.

All Portfolio investments are valued daily at their market price, if available, which results in unrealized gains or losses. Readily marketable fixed-income securities are valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Adviser to reflect the fair value of such securities. Securities traded on an exchange are valued at their last sales price on that exchange. Securities and other financial instruments for which over-the-counter market quotations are available are valued at the latest bid price (asked price for short positions). Time deposits and repurchase agreements are generally valued at their cost plus accrued interest. All foreign holdings, receivables and payables, are valued daily at the mean foreign exchange rate. Securities with maturities less than 60 days are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

To the extent that the Portfolio invests in foreign securities, these securities may be listed on foreign exchanges that trade on days when the Portfolio does not price its shares. As a result, the net asset value per share of the Portfolio may change at a time when shareholders are not able to purchase or redeem their shares. Similarly, the Portfolio may hold securities traded on U.S. markets where the market may close early on a given day or may regularly close prior to calculation of the Portfolio’s net asset value.

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Securities for which market quotations are not readily available will be valued at their fair value as determined in good faith by management utilizing fair value procedures approved by the Fund’s Board of Directors. The fair value procedures involve the judgment of management and may represent prices that are otherwise unavailable on the open market.

The fair valuation of a particular security depends upon the circumstances of each individual case, and all appropriate factors relevant to the value of the security must be considered. As a general principle, the valuation should reflect the amount that the Portfolio could reasonably expect to receive for the security upon its current sale. Therefore, ascertaining fair value requires a determination of the amount that an arm’s-length buyer, under the circumstances, would currently pay for the security.

Non-material events affecting the value of such securities held by the Portfolio that occur between the close of trading in the security and the time at which the Portfolio prices its portfolio securities will not generally be reflected in the Portfolio’s calculation of its net asset value. The Investment Adviser will continuously monitor for material significant events that may call into question the reliability of market quotations obtained from an approved pricing service. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; and natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Where the Investment Adviser determines that an adjustment should be made in the Portfolio security’s value because significant intervening events have caused the Portfolio’s net asset value per share to be materially inaccurate, the Investment Adviser shall seek to have the security “fair valued” in accordance with the Fund’s fair value procedures and subject to the ratification/approval of the Fund’s Board of Directors.

FUND DIVIDENDS

Net investment income (including accrued but unpaid interest, amortization of original issue and market discount or premium, accrued expenses and other income adjustments, such as inflation adjustments on inflation protected securities) of the Portfolio will be declared as a dividend payable to the shareholders of record as of the second to last Business Day of each month. Additionally, the Portfolio, at its discretion, may declare special dividends to comply with all Federal tax regulations. Dividends may be suspended in November and/or December of each year if the Portfolio has already met its distribution requirements for that year.

If desired, shareholders must request to receive dividends in cash (payable on the first business day of the following month) on the Account Application. Absent such notice, all dividends will be automatically reinvested in additional shares on the last Business Day of each month at the share's net asset value. A shareholder may elect to change the dividend designation on the Account Application at any time by writing the Transfer Agent. If the Portfolio realizes net short-term or long-term capital gains (i.e., with respect to assets held more than one year), the Portfolio will distribute such gains by automatically reinvesting them in additional Portfolio shares (unless a shareholder has elected to receive cash).

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VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Director elections and other shareholder voting matters. Matters to be acted upon affecting the Portfolio (such as approval of the investment advisory agreement with the Investment Adviser or the submission of changes of a fundamental Portfolio investment policy) or a particular share class, require the affirmative vote of the Portfolio shareholders or the share class holders. The election of the Fund's Board of Directors is voted upon by shareholders on a Fund-wide basis. The Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's or the Portfolio's operation and for the election of Directors under certain circumstances. Directors may be removed by shareholders at a special meeting. The Directors shall call a special meeting of the Portfolio upon written request of shareholders owning at least 10% of the Portfolio's outstanding shares.

TAX CONSIDERATIONS

The following discussion is for general information only. A potential investor should consult with his or her own tax adviser as to the tax consequences of an investment in the Portfolio, including the status of distributions from the Portfolio under applicable state or local law. Foreign shareholders are advised to consult their own tax advisers regarding investment tax consequences in the Portfolio. For additional information regarding tax issues pertaining to the Portfolio, see “Supplemental Tax Considerations” in the SAI.

Federal Income Taxes
The Portfolio will distribute all of its taxable income by automatically reinvesting such income in additional Portfolio shares and distributing those shares to its shareholders, unless a shareholder elects on the Account Application to receive cash payments for such distributions. A shareholder may elect to change the dividend designation on the Account Application at any time by writing the Transfer Agent. Shareholders receiving distributions from the Portfolio in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution.

Dividends paid by the Portfolio from its investment company taxable income (including interest and net short-term capital gains) will be taxable to U.S. shareholders as ordinary income, whether received in cash or in additional Fund shares. Designated distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable to shareholders at the applicable long-term capital gains rates, regardless of how long they have held their Portfolio shares.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Portfolio in October, November or December with a record date in any such month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

If a shareholder holds shares through a tax-deferred account, such as a retirement plan, income and gains will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax only when a distribution is made from that account.

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A shareholder who sells or redeems Portfolio shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding of the shares. An exchange of shares may be treated as a sale.

As with all mutual funds, the Portfolio may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to shareholders who:

1.	fail to provide the Portfolio with a correct taxpayer identification number; or
2.	fail to make required certifications; or
3.	have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding.

Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amount withheld may be credited against U.S. federal income tax liability.

The foregoing discussion is only a brief summary of the important federal tax considerations generally affecting the Portfolio and its shareholders. As noted above, tax-deferred accounts receive special tax treatment. No attempt is made to present a detailed explanation of the Federal, state, local or foreign income tax treatment of the Portfolio or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.

State, Local or Foreign Taxes
The Portfolio may be subject to state, local or foreign taxation in any jurisdiction in which the Portfolio may be deemed to be doing business. Portfolio distributions may be subject to state and local taxes. Portfolio distributions derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Foreign investors will generally be subject to withholding at a 30% rate (unless a lower rate applies under an applicable tax treaty) on dividends (other than distributions of long-term capital gains) paid by a fund. Shareholders should consult their own tax advisers regarding possible state and local income tax exclusions for dividend portions paid by the Portfolio, which are attributable to interest from obligations of the U.S. government, its agencies, authorities and instrumentalities.

DISTRIBUTION OF FUND SHARES

Shares of the Fund are distributed by Quasar, pursuant to a Distribution Agreement dated as of October 1, 2001, by and among the Fund, Investors Bank and Quasar. Investors Bank pays the distribution fees and FFTW pays all other fees and expenses related to distribution of the Portfolio. In this relationship, the Fund and Quasar have agreed to indemnify one another against certain liabilities.

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In addition, pursuant to a Shareholder Services Plan, the Advisor Class shares of the Portfolio may pay a monthly shareholder service fee at an annual rate of 0.25% of the Advisor Class’s average net assets throughout the month for providing shareholder support services, or such lesser amount as the Directors may determine from time to time. The Fund may remit up to the full amount of this shareholder service fee to intermediaries (such as banks, broker-dealers, and other service-providers), for providing shareholder support services. At the present time, the Fund is not assessing the shareholder service fee in the Advisor Class shares. Should the Fund wish to impose this fee, the Board must approve its implementation and provide shareholders with 60 days prior notice.

Because the shareholder service fee is paid out of the Advisor Class’ Portfolio’s assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

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INVESTMENT INFORMATION

PERMITTED INVESTMENT STRATEGIES, INVESTMENTS AND ASSOCIATED RISKS

Principal Investments
•	Asset-Backed Securities
•	Bank Obligations
•	Corporate Debt Instruments
•	Derivative Securities
•	Dollar Roll Transactions
•	Duration Management
•	Foreign Instruments
•	Investment Companies
•	Mortgage-Backed Securities
•	TBA Transactions
•	U.S. Government, Agency and Government Sponsored Securities

Other Investments and Investment Strategies
•	Brady Bonds
•	Emerging Market Securities
•	Illiquid Securities
•	Indexed Notes, Currency Exchange-Related Securities and Similar Securities
•	Inflation-Indexed Securities
•	Loan Participations and Assignments
•	Multi-National Currency Unit Securities or More Than One Currency Denominated Securities
•	Repurchase and Reverse Repurchase Agreements
•	Short Sales Transactions
•	Stripped Instruments
•	Swaps
•	Total Return Swaps
•	When Issued and Forward Commitment Securities
•	Zero Coupon Securities

Asset-Backed Securities
Asset-backed securities are secured by or backed by a pool of financial assets These securities are sponsored by such institutions as finance companies, finance subsidiaries of industrial companies and investment banks. Asset-backed securities have structural characteristics similar to mortgage-backed securities and include assets such as:

a.	motor vehicle installment sale contracts;
b.	other installment sale contracts;
c.	home equity loans;
d.	leases of various types of real and personal property; and
e.	receivables from revolving credit (credit card) agreements.

Risks: The principal amount of asset-backed securities is generally subject to partial or total prepayment risk. If an asset-backed security is purchased at a premium (or discount) to par, a prepayment rate that is faster than expected will reduce (or increase) the yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect on yield to maturity. In some cases, these securities may not have any security interest in the underlying assets, and recoveries on the repossessed collateral may not be available to support payments on these securities.

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Bank Obligations
Bank obligations are bank-issued securities. These instruments include, but are not limited to:

a. Time Deposits,	f. Eurodollar Time deposits,	i. Loan Participations,
b. Certificates of Deposit, c. Bankers' Acceptances,	g. Eurodollar Certificates of Deposit, h. Variable Rate Notes,	j. Variable Amount Master Demand Notes,
d. Bank Notes, e. Deposit Notes,		k. Yankee CDs, and l. Custodial Receipts.

Risks: Investing in bank obligations exposes the Portfolio to risks associated with the banking industry such as interest rate and credit risks.

Brady Bonds
Brady Bonds are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness. To date, Brady Bonds have been issued by the governments of twenty countries, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds are either collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market.

The Portfolio may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially at least one year's rolling interest payments based on the applicable interest rate at the time and adjusted at regular intervals thereafter.

Risks: Brady Bonds are generally issued by countries with developing capital markets or unstable governments and as such, are considered to be among the more risky international investments.

Corporate Debt Instruments
Corporate bonds are debt instruments issued by corporations. As creditors, bondholders have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The Portfolio purchases corporate bonds subject to quality restraints. Commercial paper, notes and other obligations of U.S. and foreign corporate issuers (including medium-term and variable rate notes) must meet the Portfolio's credit quality standard. The Portfolio may retain a downgraded corporate debt security if the Investment Adviser determines retention of such security to be in the Portfolio's best interests.

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Risks: Investing in corporate debt securities subjects the Portfolio to interest rate risk and credit risks.

Derivative Securities
Derivative securities are instruments whose value is derived from the value of other assets such as commodities, stocks, bonds, and market indices. Derivatives include:

a.	swaps;
b.	caps, floors and collars;
c.	forward foreign currency contracts;
d.	futures contracts; and
e.	options.

a. Swaps
Interest rate swaps involve the Portfolio's exchange with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that both represent commitments to pay and receive funds. Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies. Credit default swaps involve the transfer of credit exposure of the referenced corporate entity. The buyer of a credit default swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the security. By doing this, the risk of default is transferred from the holder of the fixed income security to the seller of the credit default swap.

b. Caps, Floors and Collars
An interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar incorporates a cap and a floor in one transaction as described above.

c. Forward Foreign Currency Contracts
A forward foreign currency contract is the purchase or sale of a foreign currency on a future specified date at a pre-determined exchange rate, in order to hedge the currency exchange risk associated with assets or obligations denominated in foreign currencies. Synthetic hedging is a technique utilizing forward foreign exchange contracts that is frequently employed by the Portfolio. It entails entering into a forward contract to sell a currency, the changes in value of which are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are or are expected to be denominated, and buying U.S. dollars. There is a risk that the perceived linkage between various currencies may not be present during the particular time that the Portfolio is engaging in synthetic hedging. The Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or expects to have exposure.

d. Futures Contracts
A futures contract is an agreement to buy or sell a specific amount of a financial instrument at a particular price on a specified date. The futures contract obligates the buyer to purchase the underlying asset and the seller to sell it. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract that cancels the original contract to make or take delivery. At times, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions. The possibility of such distortions means that a correct forecast of general market, foreign exchange rate or interest rate trends may not produce the Portfolio's intended results. Losses from investing in futures transactions that are unhedged or uncovered are potentially unlimited.

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e. Options Contracts
An option is a contractual right, but not an obligation, to buy (call) or sell (put) an asset in exchange for an agreed upon sum. If the right is not exercised within a specified period of time, the option expires and the option buyer forfeits the amount paid. An option may be a contract that bases its value on the performance of an underlying bond. When the Portfolio writes a call option, it gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Portfolio might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

The Portfolio will not enter into a swap, cap or floor unless the unsecured commercial paper, senior debt or claims paying ability of the counterparty is rated either A or A-1 or better by S&P or A or P-1 or better by Moody's. If unrated, it must be determined to be of comparable quality by the Investment Adviser.

All derivatives require the Portfolio to segregate, in a separate custody account, cash (in any applicable currency), U.S. government securities, or other liquid and unencumbered securities (in any applicable currency) equal to the amount of the Portfolio's obligations under the terms of the derivative contract. When the Portfolio purchases a future or a forward foreign currency contract for non-hedging purposes, the sum of the segregated assets plus the amount of initial and variation margin held in the broker's account, if applicable, must equal the market value of the future or forward foreign currency contract. Should the market value of the contract move adversely to the Portfolio, or if the value of the securities in the segregated account declines, the Portfolio will be required to deposit additional cash or securities in the segregated account at a time when it may be disadvantageous to do so.

Hedging
Derivatives are often used to hedge against a given investment’s risks of future gain or loss. Such risks include changes in interest rates, foreign currency exchange rates and securities prices.

Risks: Derivatives are subject to the risk of changes in security prices, and credit risk with respect to the counterparty for derivatives not entered into on a U.S. or foreign futures and options exchange. Certain derivatives may also have a leveraging effect that will increase the Portfolio’s volatility of returns. The Portfolio may not be able to close out a futures or options position when it would be most advantageous to do so.

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Dollar Roll Transactions
Dollar roll transactions consist of the sale of mortgage-backed securities, with a commitment to purchase similar but not necessarily identical securities at a future date. The Portfolio will maintain a segregated custodial account for dollar roll transactions. The segregated accounts may contain cash, U.S. Government Securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase the securities under the dollar roll transaction (including accrued interest).

Risks: Should the broker-dealer to whom the Portfolio sells an underlying security of a dollar roll transaction become insolvent, the Portfolio's right to purchase or repurchase the security may be restricted, or the price of the security may change adversely over the term of the dollar roll transaction.

Duration Management
Duration measures a bond's price volatility, incorporating the following factors:

a.	the bond's yield;
b.	coupon interest payments;
c.	final maturity;
d.	call features; and
e.	prepayment assumptions.

Duration measures the expected life of a debt security on a present value basis. It incorporates the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received) and weighs them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, for the same maturity, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

The market price of a bond with an effective duration of two years would be expected to decline 2% if interest rates rose 1%. If a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline by about 3%.

Futures, options and options on futures have durations closely related to the duration of the securities that are underlying them. Holding long futures or call options will lengthen the Portfolio's duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions and have the effect of reducing duration by approximately the same amount as selling an equivalent amount of the underlying securities.

For inflation-indexed securities, real duration measures the price sensitivity of a bond as real interest rates (i.e. nominal interest rates adjusted for inflation) move up and down. Real duration is the primary measurement of risk, because these securities are subjected to real rate changes but are protected against fluctuations in inflation.

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Risks: There is no assurance that deliberate changes in the Portfolio's weighted average duration will enhance its return relative to more static duration policies, and may in fact detract from its relative return.

Foreign Instruments
a. Foreign Securities
Foreign securities are securities issued by entities domiciled outside the United States. They are typically denominated in currencies other than the U.S. dollar and may be denominated in any single currency or multi-currency units. The Investment Adviser and the Sub-Adviser will adjust exposure of the Portfolio to different currencies based on their perception of the most favorable markets and issuers. In allocating assets among multiple markets, the Investment Adviser and the Sub-Adviser will assess the relative yield and anticipated direction of interest rates in particular markets, general market and economic conditions and the relationship of currencies of various countries to each other. In their evaluations, the Investment Adviser and the Sub-Adviser will use internal financial, economic and credit analysis resources as well as information obtained from external sources.

The Portfolio will invest primarily in securities denominated in the currencies of the United States, Japan, Canada, Western European nations, New Zealand and Australia, as well as securities denominated in the euro. Further, it is anticipated that such securities will be issued primarily by governmental and private entities located in such countries and by supranational entities. The Portfolio will only invest in countries considered to have stable governments, based on the Investment Adviser's analysis of social, political and economic factors.

b. Foreign Government, International And Supranational Agency Securities
These securities include debt obligations issued or guaranteed by a foreign government or its subdivisions, agencies and instrumentalities, international agencies and supranational entities.

Risks: Generally, foreign financial markets have substantially less volume than the U.S. market. Securities of many foreign companies are less liquid, and their prices are more volatile than securities of comparable domestic companies. The Portfolio may invest portions of its assets in securities denominated in foreign currencies. These investments carry risks of fluctuations of exchange rates relative to the U.S. dollar. Securities issued by foreign entities (governments, corporations, etc.) may involve risks not associated with U.S. investments, including expropriation of assets, taxation, political or social instability and less strict regulatory and financial reporting standards--all of which may cause declines in investment returns.

c. Emerging Markets Securities
Emerging markets securities are foreign securities issued from countries, which are considered to be "emerging" or "developing" by the World Bank. Such emerging markets include all markets other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

An emerging market sovereign security is a security issued by the national government, a municipality, or a company that is wholly owned by the national government. The latter are sometimes referred to as "quasi-sovereign" securities.

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There are numerous types of fixed-income securities issued by emerging market sovereign or corporate entities. The Portfolio may invest in several types, including the following:

Treasury bills and bonds: These are short-term, locally registered securities that are usually, but not always, denominated in the local currency.

Eurobonds and global bonds: These are longer maturity (up to 30 years) securities, registered in London or globally, that are generally issued in US dollars, but are increasingly issued in euros and occasionally in yen.

Brady Bonds: As previously described in “Brady Bonds” herein, these are bonds issued by emerging market governments in exchange for defaulted loans that had been extended by non-local commercial banks or similar institutions.

Loan Participations and Assignments: As described in “Loan Participations and Assignments” herein, there are a few loans by financial institutions to emerging market governments that have not been converted to bonds, yet are still traded in the market. They may or may not have been restructured in the past. These instruments are traded on a participation or assignment basis.

Risks: The risks of investing in foreign securities may be intensified when the issuers are domiciled or doing substantial business in emerging market countries or countries with developing capital markets. Security prices in emerging markets can be significantly more volatile than those in more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. Compared to more developed countries, emerging market countries may have:

a. Relatively unstable governments; b. sudden adverse government action; c. nationalization of businesses; d. restrictions on foreign ownership;	e. prohibitions of repatriation of assets; f. less protection of property rights; and/or g. less strict financial reporting and regulatory compliance requirements

The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local, regional or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Emerging markets in a particular region (e.g., Latin America) may be highly correlated, thereby increasing the Portfolio’s risk if it is concentrated regionally.

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Illiquid Securities
Illiquid securities may not be able to be sold or disposed of in the ordinary course of business within seven days for approximately the value at which the Portfolio has valued the securities. These include:

1.	securities with legal or contractual restrictions on resale;
2.	time deposits, repurchase agreements and dollar roll transactions having maturities longer than seven days; and
3.	securities not having readily available market quotations.

Although the Portfolio is allowed to invest up to 15% of its net assets in illiquid assets, it is not expected that the Portfolio will invest a significant portion of its assets in illiquid securities. The Investment Adviser monitors the liquidity of such restricted securities under the supervision of the Board of Directors.

The Portfolio may purchase securities not registered under the Securities Act of 1933 as amended, (the "1933 Act"), but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act (“Rule 144A Securities”). The Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act (“Section 4(2) Paper”). Section 4(2) Paper and 144A Securities are restricted as to disposition under the federal securities laws, and are generally sold to institutional investors. Any resale by the purchaser must be in an exempt transaction. These securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the security, thus providing liquidity. The Portfolio may also purchase interest-only, principal-only and Regulation S securities. Interest-only and principal-only securities are called stripped instruments. A description and related risks of each are found below. Regulation S securities are securities offered and sold outside of the U.S. Regulation S securities are exempt from registration provided certain requirements are met. Rule 144A Securities, Section 4(2) Paper, interest-only, principal-only and Regulation S Securities may be determined to be illiquid securities, although the Fund’s Board has adopted procedures that permit them to be determined liquid in certain circumstances. If a particular investment in Rule 144A Securities, Section 4(2) Paper or private placement securities, interest-only, principal-only or Regulation S securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities.

Risks: Investing in illiquid securities presents the potential risks of tying up the Portfolio's assets at a time when liquidating assets may be necessary to meet redemptions and expenses.

Indexed Notes, Currency Exchange-Related Securities and Similar Securities These securities are notes; the principal amount of which and/or the interest rate payable is determined by reference to an index. This index may be determined by the rate of exchange between the specified currency for the note and one or more other currencies or composite currencies.

Risks: Foreign currency markets can be highly volatile and are subject to sharp price fluctuations.

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Inflation-Indexed Securities
Inflation-indexed securities are linked to the inflation rate in worldwide markets, such as the U.S. Treasury’s "inflation-protection" bonds. Inflation protected securities issued by the U.S. Treasury are also called “Treasury Inflation Protected Securities” or “TIPS”. The principal is adjusted for inflation (payable at maturity), and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount. The inflation adjustments are based upon the Consumer Price Index (CPI) for Urban Consumers. The original principal value of TIPS is guaranteed, even during a period of deflation. The par value of a TIPS bond at maturity will be the greater of the original principal or the inflation-adjusted principal. These securities may be eligible for coupon stripping under the U.S. Treasury program. U.S. corporations and government agencies have also issued inflation-indexed securities sporadically in the past.

Inflation-indexed securities also have been issued by sovereign countries such as Australia, Canada, France, New Zealand, Sweden and the United Kingdom in their respective currencies. The mechanics for adjusting the principal value of foreign inflation-indexed securities is similar but not identical to the process used in the United States. In addition, these countries may not provide a guarantee of principal value at maturity, in which case the adjusted principal value of the bond repaid at maturity may be less than the original principal.

CPI futures are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. An inflation swap is a contract between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows. CPI futures and inflation swaps can be used to hedge the inflation risk in nominal bonds and can be combined with U.S. Treasury futures contracts to create synthetic TIPS.

Risks: If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. The Portfolio also may invest in other inflation-linked bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, adjustments to principal will generally result in taxable income to the Portfolio at the time of such adjustment (which would generally be distributed by the Portfolio as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of the bonds is not guaranteed and will fluctuate.

The U.S. Treasury began issuing inflation-indexed bonds only in 1997. As such, trading history for TIPS is shorter than for other U.S. Treasury note and bond programs and liquidity is generally lower than for nominal bonds. However, the U.S. Treasury has reaffirmed its commitment to issue TIPS and an improvement in liquidity is expected to continue. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Finally, there can be no assurance that the Consumer Price Index for Urban Consumers will accurately measure the real rate of inflation in the price of goods and services.

25

Investment Companies
An investment company is an investment vehicle, which, for a management fee, invests the pooled funds of investors in securities appropriate for its investment objectives. The Portfolio may invest in the shares of another registered investment company subject to the limitations under the 1940 Act. Two basic types of investment companies exist:

1.    Open end funds: these funds have a floating number of outstanding shares and will sell or redeem shares at their current net asset value,

2.    Closed end funds: these funds have a fixed number of outstanding shares that are typically traded on an exchange.

The Portfolio will not invest in any fund that charges a “load.”

Risks: As a shareholder in a registered investment company, the Portfolio will bear its ratable share of that investment company’s expenses, including its advisory and administration fees. Generally, risks posed by a particular fund will mirror those posed by the underlying securities. A money market fund has the highest safety of principal, whereas bond funds are vulnerable to interest rate movements.

The Commission has granted the Fund an exemptive order which permits the Portfolio to invest in another Portfolio within the FFTW Funds, Inc. family. This is commonly referred to as cross-portfolio investing. To the extent such cross-portfolio investing occurs, investors will not be double-charged advisory fees. Investors pay advisory fees only on the Portfolio in which they are directly invested.

Loan Participations and Assignments
Fixed and floating rate loans (“Loans”) are arranged through private negotiations between an entity whose securities the Portfolio could have purchased directly (a “Borrower”) and one or more financial institutions (“Lenders”). The Portfolio may invest in Loans in the form of assignments (“Assignments”) of all or a portion of Loans from third parties or in the form of Participations (“Participations”). When the Portfolio purchases an Assignment from a Lender, the Portfolio will acquire direct rights against the Borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender. When the Portfolio purchases a Participation, the Portfolio will have a contractual relationship only with the Lender, and not the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fee to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. Because an investment in a Participation is subject to the credit risk of both the Borrower and the Lender, the Portfolio will acquire a Participation only if the Lender interpositioned between the Portfolio and the Borrower is determined by the Investment Adviser to be creditworthy.

Risks: The Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights or set-off against the Borrower, and the Portfolio may not benefit directly from any collateral supporting the Loan in which they have purchased a Participation. As a result, the Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation.

26

Mortgage-Backed Securities
Mortgage-backed securities are securities representing ownership interests in, or debt obligations secured entirely or primarily by, "pools" of residential or commercial mortgage loans or other mortgage-backed securities. Mortgage-backed securities may take a variety of forms, the most common being:

1.	Mortgage-pass-through securities issued by
a.	the Government National Mortgage Association (Ginnie Mae),
b.	the Federal National Mortgage Association (Fannie Mae),
c.	the Federal Home Loan Mortgage Corporation (Freddie Mac),
d.	commercial banks, savings and loan associations, mortgage banks or by issuers that are affiliates of or sponsored by such entities,
2.	Collateralized mortgage obligations (“CMOs”), which are debt obligations collateralized by such assets, and
3.	Commercial mortgage-backed securities.

The Investment Adviser expects that new types of mortgage-backed securities may be created offering asset pass-through and asset-collateralized investments in addition to those described above by governmental, government-related and private entities. As new types of mortgage-related securities are developed and offered to investors, the Investment Adviser will consider whether it would be appropriate for such Portfolio to make investments in them.

CMOs are structured bonds collateralized by mortgage pass-through securities. Cash flows from mortgage pass-through securities are allocated to various tranches in a predetermined, specified order. Each tranche has a stated maturity (the latest date by which the tranche can be completely repaid, assuming no prepayments) and has an average life (the average of the time to receipt of a principal payment weighted by the size of the principal payment). The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity.

Risks: Mortgage-backed and other asset-backed securities carrying the risk of a faster or slower than expected prepayment of principal which may affect the duration and return of the security. Changes in interest rates affect the Portfolio's asset value since its holdings will generally increase in value when interest rates fall and decrease when interest rates rise. Compared to debt that cannot be prepaid, mortgage and asset-backed securities are less likely to increase in value, and may decrease in value, during periods of declining interest rates and may have a higher risk of decline in value during periods of rising interest rates.

Multi-National Currency Unit Securities or More Than One Currency Denomination
Multi-national currency unit securities are tied to currencies of more than one nation. These securities include securities denominated in the currency of one nation, although it is issued by a governmental entity, corporation or financial institution of another nation.

27

Risks: Investments involving multi-national currency units are subject to changes in currency exchange rates which may cause the value of such invested securities to decrease relative to the U.S. dollar.

Repurchase And Reverse Repurchase Agreements
When participating in repurchase agreements, the Portfolio buys securities from a vendor (e.g., a bank or securities firm) which the Portfolio’s Investment Adviser has deemed creditworthy, subject to the oversight of the Fund’s Board of Directors, with the agreement that the vendor will repurchase the securities at the same price plus interest at a later date. Repurchase agreements may be characterized as loans secured by the underlying securities. In a reverse repurchase, the Portfolio sells securities it holds to a vendor with the agreement that it will repurchase the securities at the same price plus interest at a later date. Reverse repurchases may be characterized as borrowings secured by the underlying securities. Repurchase transactions allow the Portfolio to earn a return on available cash at minimal market risk. The Portfolio may be subject to various delays and risks of loss should the vendor become subject to a bankruptcy proceeding or if it is otherwise unable to meet its obligation to repurchase. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the value of the repurchase price thereof, including the accrued interest thereon.

Repurchase and reverse repurchase agreements may also involve foreign government securities for which there is an active repurchase market. Transactions in foreign repurchase and reverse repurchase agreements may involve additional risks. The Investment Adviser expects that such repurchase and reverse repurchase agreements will primarily involve government securities of countries belonging to the Organisation for Economic Cooperation and Development ("OECD"). The member countries of the OECD currently include: Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Japan, Korea, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States. This list may change over time.

The Portfolio will maintain a segregated custodial account for its reverse repurchase agreements. Until repayment is made, the segregated accounts may contain cash, U.S. government securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase (including accrued interest). Repurchase and reverse repurchase agreements will generally be restricted to those maturing within seven days.

Risks: If the other party to a repurchase and/or reverse repurchase agreement becomes subject to a bankruptcy or other insolvency proceeding, or fails to satisfy its obligations thereunder, delays may result in recovering cash or the securities sold, or losses may occur as to all or part of the income, proceeds or rights in the security.

Short Sales
Short sales are transactions in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. Short selling provides the Investment Adviser with flexibility to reduce certain risks of the Portfolio's holdings and increase the Portfolio's total return. To the extent that the Portfolio has sold securities short, it will either (i) maintain a daily segregated account, containing cash, U.S. Government securities or other liquid and unencumbered securities, at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (b) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short or (ii) hold an offsetting long position.

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Risks: A short sale is generally used to take advantage of an anticipated decline in price or to protect a profit. The Portfolio will incur loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The amount of any loss will be increased by the amount of any premium or amounts in lieu of interest the Portfolio may be required to pay in connection with a short sale. The potential loss from a short sale is unlimited.

Stripped Instruments
Stripped instruments are bonds, reduced to its two components: its rights to receive periodic interest payments (IOs) and rights to receive principal repayments (POs). Each component is then sold separately.
Such instruments include:

a.	Municipal Bond Strips;
b.	Treasury Strips; and
c.	Stripped Mortgage-Backed Securities.

Risks: POs do not pay interest. Its return is solely based on payment of principal at maturity. Both POs and IOs tend to be subject to greater interim market value fluctuations in response to changes in interest rates. Stripped Mortgage-Backed Securities IOs run the risk of unanticipated prepayment, which will decrease the instrument's overall return.

TBA (To Be Announced) Transactions
In a TBA transaction, the type of mortgage-backed securities to be delivered is specified at the time of trade, but the actual pool numbers of the securities to be delivered are not known at the time of the trade. For example, in a TBA transaction, an investor could purchase $1 million 30 year mortgage-backed securities issued by the Federal National Mortgage Association and receive up to three pools on the settlement date. The pool numbers to be delivered at settlement will be announced shortly before settlement takes place. Agency pass-through mortgage-backed securities are usually issued on a TBA basis. The Portfolio will maintain a segregated custodial account containing cash, U.S. Government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of the Portfolio's TBA transactions.

Risks: The value of the security on the date of delivery may be less than its purchase price, presenting a possible loss of asset value. In addition, the Portfolio may experience delays in payment or loss of income of the counterparty fails to perform under the contract.

29

Total Return Swaps
A total return swap is a contract between two counterparties who agree to swap periodic payments for the life of the contract. Typically, one party receives the total return (interest payments plus any capital gains or losses for the payment period) from a specified reference asset, while the counterparty receives a specified fixed or floating cash flow (e.g., LIBOR) that is not related to the creditworthiness of the reference asset. The payments are based upon the same notional amount of the reference asset. The reference asset may be any asset (e.g., bonds or loans), an index, or a basket of assets.

Risks: Swap contracts can be less liquid and more difficult to value than other investments.  Because its cash flows are based in part on changes in the value of the reference asset, a total return swap’s market value will vary with changes in that reference asset.  In addition, the Portfolio may experience delays in payment or loss of income if the counterparty fails to perform under the contract.

U.S. Government and Agency Securities and Government-Sponsored Enterprises/ Federal Agencies
U.S. government and agency securities are issued by or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities and supported by the full faith and credit of the United States. The Portfolio also may invest in other securities which may be issued by a U.S. government-sponsored enterprise or federal agency, and supported either by its ability to borrow from the U.S. Treasury or by its own credit standing. Such securities do not constitute direct obligations of the United States but are issued, in general, under the authority of an Act of Congress. The universe of eligible securities in these categories includes (but is not limited to) those sponsored by:

a.	U.S. Treasury Department;
b.	Federal Housing Administration;
c.	Federal Home Loan Mortgage Corporation;
d.	Federal National Mortgage Association;
e.	Federal Home Loan Bank;
f.	Government National Mortgage Association; and
g.	U.S. Department of Veterans’ Affairs.

Risks: Although U.S. government securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities and instrumentalities or sponsored enterprises, such as the GNMA, are backed by the full faith and credit of the U.S. Treasury, while others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities, or sponsored enterprises if it is not obliged to do so by law.

When Issued And Forward Commitments
The purchase of a when issued or forward commitment security will be recorded on the date the Portfolio enters into the commitment. The value of the security will be reflected in the calculation of the Portfolio's net asset value. The value of the security on delivery date may be more or less than its purchase price. Generally, no interest accrues to the Portfolio until settlement. The Portfolio will maintain a segregated custodial account containing cash, U.S. Government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of the Portfolio's when issued and forward commitments transactions.

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Risks: The value of the security on the date of delivery may be less than its purchase price.

Zero Coupon Securities
Zero coupon securities are typically sold at a deep discount from their face value. Such securities make no periodic interest payments; however, the buyer receives a rate of return by the gradual appreciation of the security, until it is redeemed at face value on a specified maturity date.

Risks: Zero coupon securities do not pay interest until maturity and tend to be subject to greater interim market value fluctuations in response to interest rate changes than interest paying securities of similar maturities. Credit risk is generally greater for investments that are required to pay interest only at maturity rather than at intervals during the life of the investment.

PORTFOLIO TURNOVER

Portfolio turnover rates are believed to be higher than the turnover experienced by most fixed income funds, due to the Investment Adviser's active management of duration. The Investment Adviser will not consider the portfolio turnover rate to be a limiting factor in making investment decisions for the Portfolio. High portfolio turnover may involve greater brokerage commissions and transactions costs which will be paid by the Portfolio. In addition, high turnover rates may result in increased short-term capital gains.

SUPPLEMENTAL INVESTMENT POLICIES

Currently, non-hedging transactions are subject to either of two alternative limitations. Under one alternative, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options may not exceed 15% of the fair market value of the Portfolio’s net assets (after taking into account unrealized profits and unrealized losses on any such contracts). Under the other alternative, which has been established by the CFTC on a temporary basis, the notional value of non-hedging futures contracts and related options may not exceed the liquidation value of the Portfolio (after taking into account unrealized profits and unrealized losses on any such contracts).

The Portfolio may not enter into a repurchase or reverse repurchase agreement if, as a result thereof, more than 25% of the Portfolio's total assets would be subject to such agreements.

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FINANCIAL HIGHLIGHTS TABLE

The Financial Highlights Table is intended to help you understand Advisor class’ financial performance for the past five years. Certain information reflects financial results for a single class’ share. The "Total Return" indicates how much an investment in the class would have earned or lost, assuming all dividends and distributions had been reinvested. This information has been audited by Grant Thornton LLP. You will find the report of independent registered public accounting firm and the FFTW Funds, Inc. financial statements in the annual report, which is available upon request.

32

FFTW Funds, Inc.

Financial Highlights (continued) Worldwide Core Portfolio

	For the Year Ended,
For a share outstanding	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
throughout the period:	2005	2004	2003	2002	2001
Per Share Data
Net asset value, beginning of period	$10.91	$11.18	$11.15	$10.96	$10.79

Increase (Decrease) From Investment Operations
Net investment income	0.35 *	0.31 *	0.31 *	0.40 *	0.48
Net realized and unrealized gain on investments, financial futures, swap, and options contracts and foreign currency related transactions	0.04	0.26	0.11	0.36	0.27
Total from investment operations	0.39	0.57	0.42	0.76	0.75

Less Distributions
From net investment income	0.23	0.66	0.39	0.53	0.58
From capital stock in excess of par value	-	-	-	0.04	-
Return of Capital	-	0.18	-	-	-
Total distributions	0.23	0.84	0.39	0.57	0.58
Net asset value, end of period	$11.07	$10.91	$11.18	$11.15	$10.96

Total Return	3.62%	5.49%	3.71%	7.36%	6.94%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$15,693	$54,591	$66,754	$116,859	$219,987
Ratio of operating expenses to average net assets, exclusive of interest expense (a)	0.76%	0.64%	0.55%	0.45%	0.45%
Ratio of operating expenses to average net assets, inclusive of interest expense (a)	0.76%	0.65%	0.55%	0.45%	0.45%
Ratio of net investment income to average net assets (a)	3.16%	2.87%	2.74%	3.61%	4.38%
Decrease in above expense ratios due to waiver of investment advisory fees	0.16%	0.15%	0.16%	0.17%	0.17%
Portfolio Turnover	397%	381%	441%	565%	615%

(a)	Net of waivers.
*	Calculation based on average shares outstanding.

See Notes to Financial Statements.

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SHAREHOLDER INQUIRIES

This Prospectus contains a concise statement of information investors should know before they invest in the Portfolio. Please retain this Prospectus for future reference. Additional information about the Portfolio's investments is available in the Portfolio's Annual and Semi-Annual Reports to shareholders, as well as the SAI dated April 30, 2005 (as amended from time to time). The SAI provides more detailed information about the Portfolio, including its operations and investment policies. A current SAI is on file with the Commission and is incorporated by reference and is legally considered a part of this Prospectus. In the Portfolio's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

The Portfolio's SAI, Annual and Semi-Annual Reports are available, without charge, upon request by contacting the Transfer Agent at (800) 247-0473. You may also request other information about the Portfolio and make inquiries by contacting (800) 247-0473.

A copy of the SAI, as well as additional information about the Portfolio, can be obtained free of charge on the Internet at:  http://www.fftw.com/. Copies of the Annual and Semi-Annual Reports of the Portfolio are not available at this website as prospective shareholders may request copies of these Reports from the Transfer Agent and existing investors are mailed these Reports when they become available.

Information about the Portfolio (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

DISTRIBUTED BY:
QUASAR DISTRIBUTORS, LLC

Fund's Investment Company Act filing number: 811-5796

34

FFTW FUNDS, INC.

PROSPECTUS INTERNATIONAL PORTFOLIO

Advisor Class

April 30, 2006, as amended on June 12, 2006

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved the Portfolio's shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

The Portfolio offers two separate classes of shares: Advisor Shares and Investor Shares. This Prospectus offers the Portfolio’s Advisor Shares. A separate Prospectus offers the Portfolio’s Investor Shares. The Portfolio’s separate share classes have different expenses; as a result, their investment performance will differ.

2

 RISK/RETURN SUMMARY

The following is a summary of certain key information about the International Portfolio (the "Portfolio"), including its investment objective, principal investment strategies and principal investment risks. A more detailed description of the Portfolio’s investment strategies, investments and their associated risks follows this summary.

Investment Objective:	To attain a high level of total return as may be consistent with the preservation of capital.
Principal Investment Strategies:
The Portfolio invests primarily in investment grade debt securities from foreign bond markets and denominated in foreign currencies (minimum rating of BBB- by S&P, Baa3 by Moody's, BBB- by Fitch or a comparable rating or higher from a NRSRO, or if the security is unrated, of comparable credit quality in the judgment of the Investment Adviser/Sub-Adviser). The performance objective of the Portfolio is to outperform an index that the portfolio manager believes is an appropriate benchmark for the Portfolio. The current index used by the portfolio manager for the Portfolio is the Lehman Brothers Global Aggregate Index (ex-USD). (The Lehman Brothers Global Aggregate Index (ex-USD) provides a broad-based measure of the international investment grade bond market. The Lehman Brothers Global Aggregate Index (ex-USD) combines non-U.S. dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index. The index is not available for investment and, unlike the Portfolio, does not incur expenses).

Minimum Quality Rating:	S&P: BBB-	Moody's: Baa3	S&P (Short-Term): A-2	Moody’s (Short-Term): P-2	Fitch: BBB-	Average Portfolio Quality: A
Duration:
The Portfolio's weighted average duration generally will not differ from the weighted average duration of the Lehman Brothers Global Aggregate Index (ex-USD) by more than 2 years. As of December 31, 2005, the duration of the Lehman Brothers Global Aggregate Index (ex-USD) was 5.73 years. As of December 31, 2005, the duration of the International Portfolio was 5.87 years.

Investment Policies:
The Portfolio invests primarily in investment grade debt securities from foreign bond markets or denominated in foreign currencies. The Portfolio will maintain investments in debt securities of issuers from at least three different countries. At least 65% of the Portfolio's total assets will be invested in debt securities from jurisdictions outside the U.S. or denominated in currencies other than the U.S. dollars. The Portfolio will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment. For temporary defensive purposes, up to 100% of the Portfolio's total assets may be invested in U.S. government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers. Under normal circumstances, the Portfolio will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry will be deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset- and mortgage-backed securities.

Principal Investments:
Debt Instruments, including:
•  Asset-Backed Securities
•  Bank Obligations
•  Corporate Debt Instruments
•  Derivative Instruments
•  Government Debt Instruments
•  Indexed Notes
•  Interest Rate Futures
•  Mortgage-Backed Securities
•  Other Investment Companies

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PRINCIPAL INVESTMENT RISKS

"Risk" is the chance that you may lose money on an investment or that you will not earn as much as you expect. The greater the risk, the greater the possibility of losing money.

The Portfolio is affected by changes in the U.S. or foreign economies, or in individual securities.

The possibility also exists that investment decisions of portfolio managers will not accomplish what they are designed to achieve. No assurance can be given that the Portfolio's investment objective will be achieved.

Fischer Francis Trees & Watts, Inc. (the “Investment Adviser”) may change the index against which the Portfolio’s performance is measured at any time, subject to review by the Fund’s Board of Directors.

The Portfolio may invest in securities issued by the U.S. government, its agencies or sponsored enterprises. Although U.S. government securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities and instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Treasury, while others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“Freddie Mac”)and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities, or sponsored enterprises if it is not obliged to do so by law.

The high portfolio turnover of the Portfolio may result in greater transaction costs, and may increase the amount of taxes payable by a shareholder.

Investments in the Portfolio are subject to certain of the following principal risks:

Banking industry risk:	Investing in bank obligations will expose the Portfolio to risks associated with the banking industry such as interest rate and credit risks.

Concentration risk:
The Portfolio that invests more than 25% of its total assets in the securities of issuers in any one industry is exposed to the risk that factors affecting that industry will have a greater effect on the Portfolio than they would if the Portfolio invested in a diversified number of unrelated industries.

Credit risk:
Debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. In addition, lower rated securities have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments and thus default. The lower the ratings of such debt securities, the greater their credit risk.

Currency risk:
Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. When synthetic and cross-hedges are used, the net exposure of the Portfolio to any one currency may be different from that of its total assets denominated in such currency.

4

Derivatives risk:
Derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives, including futures contracts, may also have a leveraging effect, which may increase the volatility of the Portfolio. The use of derivatives may reduce returns for the Portfolio.

Foreign risk:
Investing in foreign securities exposes the Portfolio to risks such as, political and economic instability, currency devaluation and high inflation rates, which may result in Portfolio losses and higher volatility.

Interest rate risk:
Debt securities are subject to the risk that the market value will decline because of rising interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile then debt securities with shorter durations.

Liquidity risk:	Certain securities may be difficult or impossible to sell at favorable prices within the desired time frame.

Non- diversification risk:
A non-diversified Portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries than a diversified Portfolio. This vulnerability to factors affecting a single investment can result in greater Portfolio losses and volatility.

Prepayment risk:	A Portfolio that invests in mortgage-backed and other asset-backed securities is exposed to the risk that such securities may repay principal either faster or slower than expected.

A description of FFTW Funds, Inc.’s (the “Fund”) policies and procedures regarding the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

RISK/RETURN BAR CHART AND TABLE

The following chart and table give some indication of the risks of investing in the Portfolio. The chart and table illustrate the changes in the Portfolio's yearly performance, as represented by the performance of Advisor Class, and show how Advisor’s Class’s average annual total returns for 1 year, 5 years and since inception compared with a benchmark index. Past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

5

For the Calendar Years Ended December 31

International Portfolio - Advisor Class
Annual Total Return
During the nine-year period shown in the International Portfolio's bar chart, the highest quarterly return was 13.95% (quarter ending 6/30/02) and the lowest quarterly return was -5.28% (quarter ending 3/31/99).

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDING DECEMBER 31, 2005)*	Past 1 Year	Past 5 years	Since Inception (5/9/96)

International Portfolio - Advisor Class
Return Before Taxes	-9.77%	7.26%	5.36%
Return After Taxes on Distributions	-12.38%	4.28%	2.75%
Return After Taxes on Distributions and Sale of Fund Shares	-6.17%	4.53%	3.02%
Lehman Brothers Global Aggregate Index (ex-USD)**	-8.65%	7.64%	4.73%

*After tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Total return would have been lower had certain expenses not been waived or reimbursed.

**This index does not reflect deductions for fees, expenses or taxes.

FEE TABLE

This Table describes the fees and expenses that you may pay if you buy, hold, or sell Advisor Class shares of the Portfolio.

International Portfolio

Management Fees	0.40%
Distribution Fees (12b-1)	None
Other Expenses*	0.35%
Total Annual Fund Operating Expenses	0.75%

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*Under an Administration Agreement dated August 15, 2003 between the Fund and Investors Bank & Trust Company (“the Administrator”), the Administrator provides administrative services to the Portfolio for an administrative fee. Under an Operations Monitoring Agent Agreement effective August 15, 2003, Vastardis Fund Services LLC earns a fee for providing operations monitoring services to the Fund.

EXPENSE TABLE EXAMPLE

The following table is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's Advisor Class operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
International Portfolio	$77	$240	$417	$930

FUND MANAGEMENT

BOARD OF DIRECTORS

The Board of Directors of the Fund is responsible for the overall management and supervision of the Portfolio, which is a series of the Fund. The Fund's Directors are Stephen P. Casper, John C Head III, Lawrence B. Krause, Saul H. Hymans and Andrea Redmond. Additional information about the Directors and the Fund's executive officers may be found in the SAI under the heading "Management of the Fund."

INVESTMENT ADVISER

Subject to the direction and authority of the Board of Directors, Fischer Francis Trees & Watts, Inc. ("FFTW" or the "Investment Adviser"), serves as Investment Adviser to the Portfolio. The Investment Adviser conducts investment research and is responsible for the purchase, sale or exchange of the Portfolio's assets. Organized in 1972, the Investment Adviser is registered with the Securities and Exchange Commission and is a New York corporation that, with its affiliated companies, manages approximately $39.7 billion in assets, as of December 31, 2005, for numerous fixed-income portfolios. The Investment Adviser, together with its affiliates, currently advises institutional clients including banks, central banks and pension funds. The Investment Adviser also serves as the adviser or the sub-adviser to domestic and international pooled investment vehicles. The Investment Adviser's offices are located at 200 Park Avenue, New York, New York 10166. The Investment Adviser is directly wholly-owned by Charter Atlantic Corporation, a New York corporation. The Portfolio paid the Investment Adviser for its services in the twelve months ended December 31, 2005, at a rate of 0.40% of the Portfolio's average daily net assets.

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INVESTMENT SUB-ADVISER

Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom and an affiliate of the Investment Adviser, serves as Sub-Adviser to the Portfolio. Organized in 1989, the Sub-Adviser is a U.S.-registered investment adviser and manages approximately $14.9 billion in multi-currency fixed-income portfolios for institutional clients, as of December 31, 2005. The Investment Adviser pays any compensation to the Sub-Adviser from its advisory fee. The Sub-Adviser's annual fee is equal to the advisory fee for the Portfolio. The Sub-Adviser's offices are located at 2 Royal Exchange, London, EC3V 3RA. The Sub-Adviser is directly and indirectly wholly-owned by Charter Atlantic Corporation, a New York corporation.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL

A discussion of the basis for the Board of Directors’ approval of the advisory and sub-advisory contracts for the Portfolio is available in the Funds’ semi-annual report to shareholders for the period ended June 30, 2005.

PORTFOLIO MANAGERS

FFTW uses a team approach for determining its broad investment strategy for interest rate risk, currency risk and sector allocation. The full portfolio team comprised of the sector specialist teams—for Sovereign Bonds, Corporate Bonds, Structured Products and Foreign Exchange—meets once a week to determine the firm’s overall strategy for global bond and currency markets. The translation of the firm-wide investment strategy into a specific strategy for each Portfolio of the Fund in a manner that complies with the Portfolio’s specific investment objectives and restrictions is the responsibility of a specific portfolio manager. The portfolio managers determine the broad risk parameters and overall sector and interest rate strategy for the Portfolio. The portfolio managers rely on the sector specialist teams to select the specific securities for the Portfolio. The biographical information for the portfolio managers of the International Portfolio is set forth below.

Additional Information about the portfolio managers, including how he is compensated, other accounts he manages and his ownership of securities is located in the SAI.

RICHARD WILLIAMS, CHIEF INVESTMENT OFFICER, MANAGING DIRECTOR. Mr. Williams joined FFTW in 1995 and has held his position since 2003. Previously he was a market specialist focusing on European fixed income markets. In addition to having overall responsibility for the investment team he is a portfolio manager for global bond portfolios. He is also the lead portfolio manager for FFTW’s absolute return strategies. Mr. Williams joined FFTW from Deutsche Bank, where he worked as an analyst in the fixed income research department for two years. Mr. Williams has an MA in mathematics from Lincoln College, Oxford University, and completed an MBA from City University Business School while at FFTW. He is a Fellow of the Institute of Actuaries and has lectured in Finance at Moscow State University.
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SHAREHOLDER INFORMATION

PURCHASES

Portfolio Advisor Class shares may be purchased directly from the Portfolio, or obtained by employing the services of an outside broker or agent. Such broker or agent may charge a fee for its services. The minimum initial required investment for purchasing Advisor Class shares of the Portfolio is $250,000; such minimum may be waived at the discretion of the Fund. Subsequent investments may be of any amount. There are no loads or 12b-1 distribution fees imposed on Advisor Class shares of the Portfolio.

Purchases of shares may be made on any "Business Day," meaning any Monday through Friday that the New York Stock Exchange is open. At the present time, the New York Stock Exchange is closed on: New Year's Day, Dr. Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Portfolio is designed for long-term investments and, therefore, do not accommodate activities believed by the Portfolio to constitute “market timing” or other trading strategies that entail rapid or frequent purchases, sales or exchanges which could disrupt orderly management of a Portfolio’s investments (“disruptive trading”).

Market timing and disruptive trading can harm the interests of the Portfolio and its long-term investors. A Portfolio that invests in foreign securities may be particularly susceptible to frequent trading strategies. This is because time zone differences among international stock markets can allow a shareholder engaging in a short-term strategy to exploit portfolio share prices that are based on closing prices of securities established some time before the portfolio calculates its own share price. The Board of Directors of the Fund has adopted policies and procedures with respect to frequent trading in Portfolio shares. These policies and procedures are reasonably designed to monitor a Portfolio’s trading activity and discourage disruptive trading and, in cases where disruptive trading activity is detected, to take action to stop such activity.

In order to ensure compliance with the Fund's procedures and to protect the interests of long-term investors, the Fund monitors trading in Portfolio shares by direct and beneficial shareholders. The Fund works with intermediaries that sell or facilitate distribution of Portfolio shares to identify abusive trading practices in omnibus accounts. The Fund reserves the right to take appropriate action as it deems necessary including, but not limited to, refusing to accept purchase orders in order to protect the interests of long-term shareholders.

Although the Fund takes certain steps, including the monitoring of subscription and redemption activity, to prevent abusive trading practices, there can be no guarantee that all such practices will be detected or prevented.

WIRING INSTRUCTIONS

To:	Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02117
ABA Number:	011001438
Account Name:	Quasar Distributors, LLC - Fund Purchase Account
Account Number:	933333333
Reference:	International Portfolio

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TO PURCHASE SHARES

When Net Asset Value (NAV) is determined	When & how shares may be purchased	Procedure for same day purchases	Result of late notification or delay in receipt of funds
All Business Days
•  Any Business Day

•  Submitted orders must include a completed Account Application.

•  Federal funds must be wired to Quasar’s "Fund Purchase Account" at Investors Bank & Trust Company ("Investors Bank" or the “Transfer Agent”).

•  Purchasers must call Investors Bank at(800) 247-0473 prior to 4:00 p.m. ET to inform the Portfolio of the incoming wire transfer.

•  Purchasers must indicate which Portfolio is to be purchased.

•  If Federal funds are received by the Portfolio that day, the order will be effective that day. Price of shares is based on the next calculation of NAV after the order is placed.

•  The Portfolio must receive notice before 4:00 p.m. (wire may be received after 4:00 p.m. ET) for shares to be bought at that day's price.

•  Shares will be bought at the next Business Day's price if wire is received after 4:00 p.m ET and no notice is given.

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REDEMPTIONS

All Portfolio shares (fractional and full) will be redeemed upon shareholder request. The redemption price will be the next net asset value per share, determined after the Transfer Agent receives proper notice of redemption (see table below).

Redemption of shares of the Portfolio may be made on any Business day (as defined above). In the event that banks are not open on a day that your transaction is scheduled to occur (examples include Veteran’s Day and Columbus Day), settlement will occur on the following business day.

Shares may be redeemed by employing the services of an outside broker or agent or may be redeemed directly from the Portfolio. Such broker or agent may charge a fee for its services. There are no loads imposed by the Portfolio. No charge is imposed by the Portfolio to redeem shares; however, a shareholder's bank may impose its own wire transfer fee for receipt of the wire. The Portfolio may execute redemptions in any amount requested by the shareholder up to the amount the shareholder has invested in the Portfolio.

A shareholder may change the authorized agent or the account designated to receive redemption proceeds at any time by writing to the Transfer Agent with an appropriate signature guarantee. Further documentation may be required when deemed appropriate by the Transfer Agent.

A telephone redemption option is made available to shareholders on the Portfolio's Account Application. The Portfolio or the Transfer Agent may employ procedures designed to confirm that instructions communicated by telephone are genuine. If the Portfolio or the Transfer Agent does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. The Portfolio or the Transfer Agent may require personal identification codes and will only wire funds through pre-existing bank account instructions. No bank instruction changes will be accepted via telephone.

If a shareholder wishes to add or change telephone redemption options after an account in the Portfolio has been established, the shareholder must provide the Transfer Agent with the request in writing. The shareholder’s signature must also have an appropriate signature guarantee. Other documentation may also be required; please check with the Transfer Agent for specifics.

Shareholders who do not elect telephone redemption privileges must submit their redemption requests in writing with an authorized signer’s signature appropriately guaranteed. Additional documentation may also be required. Please contact the Transfer Agent for details prior to submitting any written requests.

In an attempt to reduce expenses, the Portfolio may redeem shares of any Advisor class shareholder whose Portfolio account has a net asset value lower than $250,000. An involuntary redemption will not occur when decreases in investment value result solely from adverse market conditions. The Portfolio will give 60 days prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the Portfolio to avoid such redemption. The Portfolio also may redeem shares in a shareholder's account as reimbursement for loss due to the failure of a check or wire to clear in payment of shares purchased.

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TO REDEEM SHARES

1. Shareholders must provide the following information:
a. The dollar or share amount to be redeemed;
b. The account to which the redemption proceeds should be wired (this account will have been previously designated by the shareholder on the Account Application);
c. The name of the shareholder; and
d. The shareholder's account number.

Shareholders should call the Transfer Agent at (800) 247-0473 to request a redemption.

When redemption effective	Result of late notification of redemption
If notice is received by the Transfer Agent by 4:00 p.m. ET on any Business Day, the redemption will be effective and payment will be made within seven calendar days, but generally the next business day following receipt of such notice. Price of shares is based on the next calculation of the NAV after the order is placed.
If notice is received by the Transfer Agent on a non-business day or after 4:00 p.m. ET time on a Business Day, the redemption notice will be deemed received as of the next Business Day.

PRICING OF PORTFOLIO SHARES

The price for Portfolio shares is based on the next calculation of the Portfolio's net asset value per share after a purchase or redemption order is placed. Portfolio net asset value is calculated by: (1) adding the market value of all the Portfolio's assets, (2) subtracting all of the Portfolio's liabilities, and then (3) dividing by the number of shares outstanding and adjusting to the nearest cent.

The net asset value of the Portfolio is calculated by Investors Bank as of 4:00 p.m. ET on each Business Day.

All Portfolio investments are valued daily at their market price, if available, which results in unrealized gains or losses. Readily marketable fixed-income securities are valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Adviser to reflect the fair value of such securities. Securities traded on an exchange are valued at their last sales price on that exchange. Securities and other financial instruments for which over-the-counter market quotations are available are valued at the latest bid price (asked price for short positions). Time deposits and repurchase agreements are generally valued at their cost plus accrued interest. All foreign holdings, receivables and payables, are valued daily at the mean foreign exchange rate. Securities with maturities less than 60 days are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

To the extent that the Portfolio invests in foreign securities, these securities may be listed on foreign exchanges that trade on days when the Portfolio does not price its shares. As a result, the net asset value per share of the Portfolio may change at a time when shareholders are not able to purchase or redeem their shares. Similarly, the Portfolio may hold securities traded on U.S. markets where the market may close early on a given day or may regularly close prior to calculation of the Portfolio’s net asset value.

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Securities for which market quotations are not readily available will be valued at their fair value as determined in good faith by management utilizing fair value procedures approved by the Fund’s Board of Directors. The fair value procedures involve the judgment of management and may represent prices that are otherwise unavailable on the open market.

The fair valuation of a particular security depends upon the circumstances of each individual case, and all appropriate factors relevant to the value of the security must be considered. As a general principle, the valuation should reflect the amount that the Portfolio could reasonably expect to receive for the security upon its current sale. Therefore, ascertaining fair value requires a determination of the amount that an arm’s-length buyer, under the circumstances, would currently pay for the security.

Events affecting the value of such securities held by the Portfolio that occur between the close of trading in the security and the time at which the Portfolio prices its portfolio securities will not generally be reflected in the Portfolio’s calculation of its net asset value. The Investment Adviser will continuously monitor for material significant events that may call into question the reliability of market quotations obtained from an approved pricing service. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; and natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Where the Investment Adviser determines that an adjustment should be made in the Portfolio security’s value because significant intervening events have caused the Portfolio’s net asset value per share to be materially inaccurate, the Investment Adviser shall seek to have the security “fair valued” in accordance with the Fund’s fair value procedures and subject to the ratification/approval of the Fund’s Board of Directors.

FUND DIVIDENDS

Net investment income (including accrued but unpaid interest, amortization of original issue and market discount or premium, accrued expenses and other income adjustments, such as inflation adjustments on inflation protected securities) of the Portfolio will be declared as a dividend payable to the shareholders of record as of the second to last Business Day of each month. Additionally, the Portfolio, at its discretion, may declare special dividends or distributions to comply with all federal tax regulations. Dividends may be suspended in November and/or December of each year if the Portfolio has already met its distribution requirements for that year.

If desired, shareholders must request to receive dividends in cash (payable on the first Business Day of the following month) on the Account Application. Absent such notice, all dividends will be automatically reinvested in additional shares on the last business day of each month at the share's net asset value. A shareholder may elect to change the dividend designation on the Account Application at any time by writing to the Transfer Agent. If the Portfolio realizes net short-term or long-term capital gains (i.e., with respect to assets held more than one year), the Portfolio will distribute such gains by automatically reinvesting them in additional Portfolio shares (unless a shareholder has elected to receive cash).

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Director elections and other shareholder voting matters. Matters to be acted upon affecting the Portfolio (such as approval of the investment advisory agreement with the Investment Adviser or the submission of changes to a fundamental Portfolio investment policy) or a particular share class, require the affirmative vote of the Portfolio shareholders or the share class holders. The election of the Fund's Board of Directors is voted upon by shareholders on a Fund-wide basis. The Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's or the Portfolio's operation and for the election of Directors under certain circumstances. Directors may be removed by shareholders at a special meeting. The Directors shall call a special meeting of the Portfolio upon written request of shareholders owning at least 10% of the Portfolio's outstanding shares.

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TAX CONSIDERATIONS

The following discussion is for general information only. A potential investor should consult with his or her own tax adviser as to the tax consequences of an investment in the Portfolio, including the status of distributions from the Portfolio under applicable state or local law. Foreign shareholders are advised to consult their own tax advisers regarding investment tax consequences in the Portfolio. For additional information regarding tax issues pertaining to the Portfolio, see “Supplemental Tax Considerations” in the SAI.

Federal Income Taxes
The Portfolio will distribute all of its taxable income by automatically reinvesting such income in additional Portfolio shares and distributing those shares to its shareholders, unless a shareholder elects on the Account Application to receive cash payments for such distributions. A shareholder may elect to change the dividend designation on the Account Application at any time by writing to the Transfer Agent. Shareholders receiving distributions from the Portfolio in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution.

Dividends paid by the Portfolio from its investment company taxable income (including interest and net short-term capital gains) will be taxable to U.S. shareholders as ordinary income, whether received in cash or in additional Portfolio shares. Designated distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable to shareholders at the applicable long-term capital gains rates, regardless of how long they have held their Portfolio shares.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Portfolio in October, November or December with a record date in any such month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

If a shareholder holds shares through a tax-deferred account, such as a retirement plan, income and gains will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax only when a distribution is made from that account.

A shareholder who sells or redeems Portfolio shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding of the shares. An exchange of shares may be treated as a sale.

As with all mutual funds, the Portfolio may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to shareholders who:

1.	fail to provide the Portfolio with a correct taxpayer identification number;

14

2.	fail to make required certifications; or
3.	have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding.

Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amount withheld may be credited against U.S. federal income tax liability.

The foregoing discussion is only a brief summary of the important federal tax considerations generally affecting the Portfolio and its shareholders. As noted above, tax-deferred accounts receive special tax treatment. No attempt is made to present a detailed explanation of the Federal, state, local or foreign income tax treatment of the Portfolio or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.

State, Local or Foreign Taxes
The Portfolio may be subject to state, local or foreign taxation in any jurisdiction in which the Portfolio may be deemed to be doing business. Portfolio distributions may be subject to state and local taxes. Portfolio distributions derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Foreign investors will generally be subject to withholding at a 30% rate (unless a lower rate applies under an applicable tax treaty) on dividends (other than distributions of long-term capital gains) paid by a fund. Shareholders should consult their own tax advisers regarding possible state and local income tax exclusions for dividend portions paid by the Portfolio, which are attributable to interest from obligations of the U.S. government, its agencies, authorities and instrumentalities.

DISTRIBUTION OF PORTFOLIO SHARES

Shares of the Fund are distributed by Quasar, pursuant to a Distribution Agreement dated as of October 1, 2001, by and among the Fund, Investors Bank and Quasar. Investors Bank pays the distribution fees and FFTW pays all other fees and expenses related to distribution of Portfolio shares. In this relationship, the Fund and Quasar have agreed to indemnify one another against certain liabilities. Investor Class shares are also distributed by other broker-dealers who have entered into an Authorized Dealer Agreement with Quasar and the Fund.

In addition, pursuant to a Shareholder Services Plan, the Advisor Class shares of the Portfolio may pay a monthly shareholder service fee at an annual rate of 0.25% of the Advisor Class’s average net assets throughout the month for providing shareholder support services, or such lesser amount as the Directors may determine from time to time. The Fund may remit up to the full amount of this shareholder service fee to intermediaries (such as banks, broker-dealers, and other service-providers), for providing shareholder support services. At the present time, the Fund is not assessing the shareholder service fee in the Advisor Class shares. Should the Fund wish to impose this fee, the Board must approve its implementation and provide shareholders with 60 days prior notice.

Because the shareholder service fee is paid out of the Advisor Class’ Portfolio’s assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

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INVESTMENT INFORMATION

PERMITTED INVESTMENT STRATEGIES, INVESTMENTS
AND ASSOCIATED RISKS

Principal Investments
•	Asset-Backed Securities
•	Bank Obligations
•	Corporate Debt Instruments
•	Derivative Securities
•	Duration Management Transactions
•	Foreign Instruments
•	Inflation-Indexed Securities
•	Investment Companies
•	Mortgage-Backed Securities
•	TBA Transactions
•	U.S. Government, Agency and Government Sponsored Securities
•	When Issued and Forward Commitment Securities

Other Investments
•	Dollar Roll Transactions
•	Emerging Market Securities
•	Illiquid Securities
•	Indexed Notes, Currency Exchange-Related Securities and Similar Securities
•	Multi-National Currency Unit Securities or More Than One Currency Denominated Securities
•	Repurchase and Reverse Repurchase Securities
•	Stripped Instruments
•	Swaps
•	Total Return Swaps
•	Zero Coupon Securities

Asset-Backed Securities
Asset-backed securities are secured by or backed by a pool of financial assets. These securities are sponsored by such institutions as finance companies, finance subsidiaries of industrial companies and investment banks. Asset-backed securities have structural characteristics similar to mortgage-backed securities and include assets such as:

a.	motor vehicle installment sale contracts;
b.	other installment sale contracts;
c.	home equity loans;
d.	leases of various types of real and personal property; and
e.	receivables from revolving credit (credit card) agreements.

RISKS: The principal amount of asset-backed securities is generally subject to partial or total prepayment risk. If an asset-backed security is purchased at a premium (or discount) to par, a prepayment rate that is faster than expected will reduce (or increase) the yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect on yield to maturity. In some cases, these securities may not have any security interest in the underlying assets, and recoveries on the repossessed collateral may not be available to support payments on these securities.

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Bank Obligations
Bank obligations are bank-issued securities. These instruments include, but are not limited to:

a. Time Deposits,	f. Eurodollar Time Deposits,	j. Variable Amount Master Demand Notes,
b. Certificates of Deposit,	g. Eurodollar Certificates of Deposit,	k. Yankee CDs, and
c. Bankers' Acceptances, d. Bank Notes,	h. Variable Rate Notes, i. Loan Participations,	l. Custodial Receipts.
e. Deposit Notes,

 RISKS: Investing in bank obligations exposes the Portfolio to risks associated with the banking industry such as interest rate and credit risks.

Corporate Debt Instruments
Corporate bonds are debt instruments issued by corporations. As creditors, bondholders have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The Portfolio purchases corporate bonds subject to quality restraints. Commercial paper, notes and other obligations of U.S. and foreign corporate issuers (including medium-term and variable rate notes) must meet the Portfolio's credit quality standards. The Portfolio may retain a downgraded corporate debt security if the Investment Adviser determines retention of such security to be in the Portfolio's best interests.

RISKS: Investing in corporate debt securities subjects the Portfolio to interest rate risk and credit risk.

Derivative Securities
Derivative securities are instruments whose value is derived from the value of other assets such as commodities, stocks, bonds, and market indices. Derivatives include:

a.	swaps;
b.	caps, floors and collars;
c.	forward foreign currency contracts;
d.	futures contracts; and
e.	options.

a. Swaps
Interest rate swaps involve the Portfolio's exchange with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that both represent commitments to pay and receive funds. Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies. Credit default swaps involve the transfer of credit exposure of the referenced corporate entity. The buyer of a credit default swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the security. By doing this, the risk of default is transferred from the holder of the fixed income security to the seller of the credit default swap.

b. Caps, Floors and Collars
An interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar incorporates a cap and a floor in one transaction as described above.

17

c. Forward Foreign Currency Contracts
A forward foreign currency contract is the purchase or sale of a foreign currency on a future specified date at a pre-determined exchange rate, in order to hedge the currency exchange risk associated with assets or obligations denominated in foreign currencies. Synthetic hedging is a technique utilizing forward foreign exchange contracts that is frequently employed by the Portfolio. It entails entering into a forward contract to sell a currency, the changes in value of which are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are or are expected to be denominated, and buying U.S. dollars. There is a risk that the perceived linkage between various currencies may not be present during the particular time that the Portfolio is engaging in synthetic hedging. The Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or expects to have exposure.

d. Futures Contracts
A futures contract is an agreement to buy or sell a specific amount of a financial instrument at a particular price on a specified date. The futures contract obligates the buyer to purchase the underlying asset and the seller to sell it. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract that cancels the original contract to make or take delivery. At times, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions. The possibility of such distortions means that a correct forecast of general market, foreign exchange rate or interest rate trends may not produce the Portfolio's intended results. Losses from investing in futures transactions that are unhedged or uncovered are potentially unlimited.

e. Options Contracts
An option is a contractual right, but not an obligation, to buy (call) or sell (put) an asset in exchange for an agreed upon sum. If the right is not exercised within a specified period of time, the option expires and the option buyer forfeits the amount paid. An option may be a contract that bases its value on the performance of an underlying bond. When the Portfolio writes a call option, it gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Portfolio might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

The Portfolio will not enter into a swap, cap or floor unless the unsecured commercial paper, senior debt or claims paying ability of the counterparty is rated either A or A-1 or better by S&P or A or P-1 or better by Moody's. If unrated, it must be determined to be of comparable quality by the Investment Adviser.

All derivatives require the Portfolio to segregate, in a separate custody account, cash (in any applicable currency), U.S. government securities, or other liquid and unencumbered securities (in any applicable currency) equal to the amount of the Portfolio's obligations under the terms of the derivative contract. When the Portfolio purchases a future or a forward foreign currency contract for non-hedging purposes, the sum of the segregated assets plus the amount of initial and variation margin held in the broker's account, if applicable, must equal the market value of the future or forward foreign currency contract. Should the market value of the contract move adversely to the Portfolio, or if the value of the securities in the segregated account declines, the Portfolio will be required to deposit additional cash or securities in the segregated account at a time when it may be disadvantageous to do so.

18

Hedging
Derivatives are often used to hedge against a given investment’s risks of future gain or loss. Such risks include changes in interest rates, foreign currency exchange rates and securities prices.

RISKS: Derivatives are subject to the risk of changes in security prices, and credit risk with respect to the counterparty for derivatives not entered into on a U.S. or foreign futures and options exchange. Certain derivatives may also have a leveraging effect that will increase the Portfolio’s volatility of returns. The Portfolio may not be able to close out a futures or options position when it would be most advantageous to do so.

Dollar Roll Transactions
Dollar roll transactions consist of the sale of mortgage-backed securities, with a commitment to purchase similar but not necessarily identical securities at a future date. The Portfolio will maintain a segregated custodial account for dollar roll transactions. The segregated accounts may contain cash, U.S. Government Securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase the securities under the dollar roll transaction (including accrued interest).

RISKS: Should the broker-dealer to whom the Portfolio sells an underlying security of a dollar roll transaction become insolvent, the Portfolio's right to purchase or repurchase the security may be restricted, or the price of the security may change adversely over the term of the dollar roll transaction.

Duration Management
Duration measures a bond's price volatility, incorporating the following factors:

a.	the bond's yield;
b.	coupon interest payments;
c.	final maturity;
d.	call features; and
e.	prepayment assumptions.

Duration measures the expected life of a debt security on a present value basis. It incorporates the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received) and weighs them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, for the same maturity, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

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The market price of a bond with an effective duration of two years would be expected to decline 2% if interest rates rose 1%. If a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline by about 3%.

Futures, options and options on futures have durations closely related to the duration of the securities that are underlying them. Holding long futures or call options will lengthen the Portfolio's duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions and have the effect of reducing duration by approximately the same amount as selling an equivalent amount of the underlying securities.

For inflation-indexed securities, real duration measures the price sensitivity of a bond as real interest rates (i.e. nominal interest rates adjusted for inflation) move up and down. Real duration is the primary measurement of risk, because these securities are subjected to real rate changes but are protected against fluctuations in inflation.

RISKS: There is no assurance that deliberate changes in the Portfolio's weighted average duration will enhance its return relative to more static duration policies, and may in fact detract from relative returns.

Foreign Instruments
a. Foreign Securities
Foreign securities are securities issued by entities domiciled outside the United States. They are typically denominated in currencies other than the U.S. dollar and may be denominated in any single currency or multi-currency units. The Investment Adviser and the Sub-Adviser will adjust exposure of the Portfolio to different currencies based on their perception of the most favorable markets and issuers. In allocating assets among multiple markets, the Investment Adviser and the Sub-Adviser will assess the relative yield and anticipated direction of interest rates in particular markets, general market and economic conditions and the relationship of currencies of various countries to each other. In their evaluations, the Investment Adviser and the Sub-Adviser will use internal financial, economic and credit analysis resources as well as information obtained from external sources.

The Portfolio will invest primarily in securities denominated in the currencies of the United States, Japan, Canada, Western European nations, New Zealand and Australia, as well as securities denominated in the euro. Further, it is anticipated that such securities will be issued primarily by governmental and private entities located in such countries and by supranational entities. The Portfolio will only invest in countries considered to have stable governments, based on the Investment Adviser's analysis of social, political and economic factors.

b. Foreign Government, International And Supranational Agency Securities
These securities include debt obligations issued or guaranteed by a foreign government or its subdivisions, agencies and instrumentalities, international agencies and supranational entities.

RISKS: Generally, foreign financial markets have substantially less volume than the U.S. market. Securities of many foreign companies are less liquid, and their prices more volatile than securities of comparable domestic companies. The Portfolio may invest portions of its assets in securities denominated in foreign currencies. These investments carry risks of fluctuations of exchange rates relative to the U.S. dollar. Securities issued by foreign entities (governments, corporations, etc.) may involve risks not associated with U.S. investments, including expropriation of assets, taxation, political or social instability and less strict regulatory and financial reporting standards--all of which may cause declines in investment returns.

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c. Emerging Markets Securities
Emerging markets securities are foreign securities issued from countries, which are considered to be "emerging" or "developing" by the World Bank. Such emerging markets include all markets other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

An emerging market sovereign security is a security issued by the national government, a municipality, or a company that is wholly owned by the national government. The latter are sometimes referred to as "quasi-sovereign" securities.

There are numerous types of fixed-income securities issued by emerging market sovereign or corporate entities. The Portfolio may invest in several types, including the following:

Treasury bills and bonds: These are short-term, locally registered securities that are usually, but not always, denominated in the local currency.

Eurobonds and global bonds: These are longer maturity (up to 30 years) securities, registered in London or globally, that are generally issued in US dollars, but are increasingly issued in euros and occasionally in yen.

Loan Participations and Assignments: As described in “Loan Participations and Assignments” herein, there are a few loans by financial institutions to emerging market governments that have not been converted to bonds, yet are still traded in the market. They may or may not have been restructured in the past. These instruments are traded on a participation or assignment basis.

RISKS: The risks of investing in foreign securities may be intensified when the issuers are domiciled or doing substantial business in emerging market countries or countries with developing capital markets. Security prices in emerging markets can be significantly more volatile than those in more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. Compared to more developed countries, emerging market countries may have:

a. relatively unstable governments;	e. prohibitions of repatriation of assets;
b. Sudden adverse government action;	f. less protection of property rights; or
c. nationalization of businesses;	g. less strict financial reporting and regulatory
d. restrictions on foreign ownership;	compliance requirements

The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local, regional or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Emerging markets in a particular region (e.g., Latin America) may be highly correlated, thereby increasing the Portfolio’s risk if it is concentrated regionally.

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Illiquid Securities
Illiquid securities may not be able to be sold or disposed of in the ordinary course of business within seven days for approximately the value at which the Portfolio has valued the securities. These include:

1.	securities with legal or contractual restrictions on resale;
2.	time deposits, repurchase agreements and dollar roll transactions having maturities longer than seven days; and
3.	securities not having readily available market quotations.

Although the Portfolio is allowed to invest up to 15% of its net assets in illiquid assets, it is not expected that the Portfolio will invest a significant portion of its assets in illiquid securities. The Investment Adviser monitors the liquidity of such restricted securities under the supervision of the Board of Directors.

The Portfolio may purchase securities not registered under the Securities Act of 1933 as amended, (the "1933 Act"), but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act (“Rule 144A Securities”). The Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act (“Section 4(2) Paper”). Section 4(2) Paper and 144A Securities are restricted as to disposition under the federal securities laws, and are generally sold to institutional investors. Any resale by the purchaser must be in an exempt transaction. These securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the security, thus providing liquidity. The Portfolio may also purchase interest-only, principal-only and Regulation S securities. Interest-only and principal-only securities are called stripped instruments. A description and related risks of each are found below. Regulation S securities are securities offered and sold outside of the U.S. Regulation S securities are exempt from registration provided certain requirements are met. Rule 144A Securities, Section 4(2) Paper, interest-only, principal-only and Regulation S Securities may be determined to be illiquid securities, although the Fund’s Board has adopted procedures that permit them to be determined liquid in certain circumstances. If a particular investment in Rule 144A Securities, Section 4(2) Paper or private placement securities, interest-only, principal-only or Regulation S securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities.

RISKS: Investing in illiquid securities presents the potential risks of tying up the Portfolio's assets at a time when liquidating assets may be necessary to meet redemptions and expenses.

Indexed Notes, Currency Exchange-Related Securities And Similar Securities
These securities are notes, the principal amount of which and/or the rate of interest payable are determined by reference to an index. This index may be determined by the rate of exchange between the specified currency for the note and one or more other currencies or composite currencies.

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RISKS: Foreign currency markets can be highly volatile and are subject to sharp price fluctuations.

Inflation-Indexed Securities
Inflation-indexed securities are linked to the inflation rate in worldwide markets, such as the U.S. Treasury’s "inflation-protection" bonds. Inflation protected securities issued by the U.S. Treasury are also called “Treasury Inflation Protected Securities” or “TIPS”. The principal is adjusted for inflation (payable at maturity), and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount. The inflation adjustments are based upon the Consumer Price Index (CPI) for Urban Consumers. The original principal value of TIPS is guaranteed, even during a period of deflation. The par value of a TIPS bond at maturity will be the greater of the original principal or the inflation-adjusted principal. These securities may be eligible for coupon stripping under the U.S. Treasury program. U.S. corporations and government agencies have also issued inflation-indexed securities sporadically in the past.

Inflation-indexed securities also have been issued by sovereign countries such as Australia, Canada, France, New Zealand, Sweden and the United Kingdom in their respective currencies. The mechanics for adjusting the principal value of foreign inflation-indexed securities is similar but not identical to the process used in the United States. In addition, these countries may not provide a guarantee of principal value at maturity, in which case the adjusted principal value of the bond repaid at maturity may be less than the original principal.

CPI futures are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. An inflation swap is a contract between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows. CPI futures and inflation swaps can be used to hedge the inflation risk in nominal bonds and can be combined with U.S. Treasury futures contracts to create synthetic TIPS.

RISKS: If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. The Portfolio also may invest in other inflation-linked bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, adjustments to principal will generally result in taxable income to the Portfolio at the time of such adjustment (which would generally be distributed by the Portfolio as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of the bonds is not guaranteed and will fluctuate.

The U.S. Treasury began issuing inflation-indexed bonds only in 1997. As such, trading history for TIPS is shorter than for other U.S. Treasury note and bond programs and liquidity is generally lower than for nominal bonds. However, the U.S. Treasury has reaffirmed its commitment to issue TIPS and an improvement in liquidity is expected to continue. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Finally, there can be no assurance that the Consumer Price Index for Urban Consumers will accurately measure the real rate of inflation in the price of goods and services.

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Investment Companies
An investment company is an investment vehicle, which, for a management fee, invests the pooled funds of investors in securities appropriate for its investment objectives. The Portfolio may invest in the shares of another registered investment company subject to the limitations under the 1940 Act. Two basic types of investment companies exist:

1.	Open end funds: these funds have a floating number of outstanding shares and will sell or redeem shares at their current net asset value,
2.	Closed end funds: these funds have a fixed number of outstanding shares that are typically traded on an exchange.

The Portfolio will not invest in any fund that charges a "load."

RISKS: As a shareholder in a registered investment company, the Portfolio will bear its ratable share of that investment company’s expenses including its advisory and administration fees. Generally, risks posed by a particular fund will mirror those posed by the underlying securities. A money market fund has the highest safety of principal, whereas bond funds are vulnerable to interest rate movements.

The Commission has granted the Fund an exemptive order which permits the Portfolio to invest in another Portfolio within the FFTW Funds, Inc. family. This is commonly referred to as cross-portfolio investing. To the extent such cross-portfolio investing occurs, investors will not be double-charged advisory fees. Investors pay advisory fees only on the Portfolio in which they are directly invested.

Mortgage-Backed Securities
Mortgage-backed securities are securities representing ownership interests in, or debt obligations secured entirely or primarily by, "pools" of residential or commercial mortgage loans or other mortgage-backed securities. Mortgage-backed securities may take a variety of forms, the most common being:

1.	Mortgage-pass through securities issued by
a.	the Government National Mortgage Association (Ginnie Mae),
b.	the Federal National Mortgage Association (Fannie Mae),
c.	the Federal Home Loan Mortgage Corporation (Freddie Mac),
d.	commercial banks, savings and loan associations, mortgage banks or by issuers that are affiliates of or sponsored by such entities,

2.	Collateralized mortgage obligations (“CMOs”) which are debt obligations collateralized by such assets, and

3.	Commercial mortgage-backed securities.

The Investment Adviser expects that new types of mortgage-backed securities may be created offering asset pass-through and asset-collateralized investments in addition to those described above by governmental, government-related and private entities. As new types of mortgage-related securities are developed and offered to investors, the Investment Adviser will consider whether it would be appropriate for such Portfolio to make investments in them.

CMOs are structured bonds collateralized by mortgage pass-through securities. Cash flows from mortgage pass-through securities are allocated to various tranches in a predetermined, specified order. Each tranche has a stated maturity (the latest date by which the tranche can be completely repaid, assuming no prepayments) and an average life (the average of the time to receipt of a principal payment weighted by the size of the principal payment). The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity.

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RISKS: Mortgage-backed and other asset-backed securities carrying the risk of a faster or slower than expected prepayment of principal which may affect the duration and return of the security. Changes in interest rates affect the Portfolio's asset value since its holdings will generally increase in value when interest rates fall and decrease when interest rates rise. Compared to debt that cannot be prepaid, mortgage and asset-backed securities are less likely to increase in value, and may decrease in value, during periods of declining interest rates and may have a higher risk of decline in value during periods of rising interest rates.

Multi-National Currency Unit Securities or More Than One Currency Denomination
Multi-national currency unit securities are tied to currencies of more than one nation. These securities include securities denominated in the currency of one nation, although it is issued by a governmental entity, corporation or financial institution of another nation.

RISKS: Investments involving multi-national currency units are subject to changes in currency exchange rates which may cause the value of such invested securities to decrease relative to the U.S. dollar.

Repurchase and Reverse Repurchase Agreements
When participating in repurchase agreements, the Portfolio buys securities from a vendor (e.g., a bank or securities firm) which the Portfolio’s Investment Adviser has deemed creditworthy, subject to the oversight of the Fund’s Board of Directors, with the agreement that the vendor will repurchase the securities at the same price plus interest at a later date. Repurchase agreements may be characterized as loans secured by the underlying securities. In a reverse repurchase, the Portfolio sells securities it holds to a vendor with the agreement that it will repurchase the securities at the same price plus interest at a later date. Reverse repurchases may be characterized as borrowings secured by the underlying securities. Repurchase transactions allow the Portfolio to earn a return on available cash at minimal market risk. The Portfolio may be subject to various delays and risks of loss should the vendor become subject to a bankruptcy proceeding or if it is otherwise unable to meet its obligation to repurchase. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the value of the repurchase price thereof, including the accrued interest thereon.

Repurchase and reverse repurchase agreements may also involve foreign government securities for which there is an active repurchase market. Transactions in foreign repurchase and reverse repurchase agreements may involve additional risks. The Investment Adviser expects that such repurchase and reverse repurchase agreements will primarily involve government securities of countries belonging to the Organisation for Economic Cooperation and Development ("OECD"). The member countries of the OECD currently include: Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Japan, Korea, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States. This list may change over time.

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The Portfolio will maintain a segregated custodial account for its reverse repurchase agreements. Until repayment is made, the segregated accounts may contain cash, U.S. government securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase (including accrued interest). Repurchase and reverse repurchase agreements will generally be restricted to those maturing within seven days.

RISKS: If the other party to a repurchase and/or reverse repurchase agreement becomes subject to a bankruptcy or other insolvency proceeding, or fails to satisfy its obligations thereunder, delays may result in recovering cash or the securities sold, or losses may occur as to all or part of the income, proceeds or rights in the security.

Stripped Instruments
Stripped instruments are bonds, reduced to two components: the right to receive periodic interest payments (IOs) and the right to receive principal repayments (POs). Each component is then sold separately. Such instruments include:

a.	Municipal Bond Strips;
b.	Treasury Strips; and
c.	Stripped Mortgage-Backed Securities.

RISKS: POs do not pay interest; return is solely based on payment of principal at maturity. Both POs and IOs tend to be subject to greater interim market value fluctuations in response to changes in interest rates. Stripped Mortgage-Backed Securities IOs run the risk of unanticipated prepayment, which will decrease the instrument's overall return.

TBA (To Be Announced) Transactions
In a TBA transaction, the type of mortgage-backed securities to be delivered is specified at the time of trade, but the actual pool numbers of the securities to be delivered are not known at the time of the trade. For example, in a TBA transaction, an investor could purchase $1 million 30 year mortgage-backed securities issued by the Federal National Mortgage Association and receive up to three pools on the settlement date. The pool numbers to be delivered at settlement will be announced shortly before settlement takes place. Agency pass-through mortgage-backed securities are usually issued on a TBA basis. The Portfolio will maintain a segregated custodial account containing cash, U.S. Government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of the Portfolio's TBA transactions.

RISKS: The value of the security on the date of delivery may be less than its purchase price, presenting a possible loss of asset value. In addition, the Portfolio may experience delays in payment or loss of income of the counterparty fails to perform under the contract.

Total Return Swaps
A total return swap is a contract between two counterparties who agree to swap periodic payments for the life of the contract. Typically, one party receives the total return (interest payments plus any capital gains or losses for the payment period) from a specified reference asset, while the counterparty receives a specified fixed or floating cash flow (e.g., LIBOR) that is not related to the creditworthiness of the reference asset. The payments are based upon the same notional amount of the reference asset. The reference asset may be any asset (e.g., bonds or loans), an index, or a basket of assets.

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RISKS: Swap contracts can be less liquid and more difficult to value than other investments.  Because its cash flows are based in part on changes in the value of the reference asset, a total return swap’s market value will vary with changes in that reference asset.  In addition, the Portfolio may experience delays in payment or loss of income if the counterparty fails to perform under the contract.

U.S. Government and Agency Securities and Government-Sponsored Enterprises/Federal Agencies
U.S. government and agency securities are issued by or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities and supported by the full faith and credit of the United States. The Portfolio also may invest in other securities which may be issued by a U.S. government-sponsored enterprise or federal agency, and supported either by its ability to borrow from the U.S. Treasury or by its own credit standing. Such securities do not constitute direct obligations of the United States but are issued, in general, under the authority of an Act of Congress. The universe of eligible securities in these categories include (but is not limited to) those sponsored by:

a.	U.S. Treasury Department;
b.	Federal Housing Administration;
c.	Federal Home Loan Mortgage Corporation;
d.	Federal National Mortgage Association;
e.	Federal Home Loan Bank;
f.	Government National Mortgage Association; and
g.	U.S. Department of Veterans’ Affairs.

RISKS: Although U.S. government securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities and instrumentalities or sponsored enterprises, such as the GNMA, are backed by the full faith and credit of the U.S. Treasury, while others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities, or sponsored enterprises if it is not obliged to do so by law.

When Issued And Forward Commitments
The purchase of a when issued or forward commitment security will be recorded on the date the Portfolio enters into the commitment. The value of the security will be reflected in the calculation of the Portfolio's net asset value. The value of the security on delivery date may be more or less than its purchase price. Generally, no interest accrues to the Portfolio until settlement. The Portfolio will maintain a segregated custodial account containing cash, U.S. Government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of the Portfolio's when issued and forward commitments transactions.

RISKS: The value of the security on the date of delivery may be less than its purchase price.

Zero Coupon Securities
Zero coupon securities are typically sold at a deep discount from their face value. Such securities make no periodic interest payments; however, the buyer receives a rate of return by the gradual appreciation of the security, until it is redeemed at face value on a specified maturity date.

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RISKS: Zero coupon securities do not pay interest until maturity and tend to be subject to greater interim market value fluctuations in response to interest rate changes than interest paying securities of similar maturities. Credit risk is generally greater for investments that are required to pay interest only at maturity rather than at intervals during the life of the investment.

PORTFOLIO TURNOVER

Portfolio turnover rates are believed to be higher than the turnover experienced by most fixed income funds, due to the Investment Adviser's active management of duration. The Investment Adviser will not consider the portfolio turnover rate to be a limiting factor in making investment decisions for the Portfolio. High portfolio turnover may involve greater brokerage commissions and transactions costs which will be paid by the Portfolio. In addition, high turnover rates may result in increased short-term capital gains.

SUPPLEMENTAL INVESTMENT POLICIES

Currently, non-hedging transactions are subject to either of two alternative limitations. Under one alternative, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options may not exceed 15% of the fair market value of the Portfolio’s net assets (after taking into account unrealized profits and unrealized losses on any such contracts). Under the other alternative, which has been established by the CFTC on a temporary basis, the notional value of non-hedging futures contracts and related options may not exceed the liquidation value of the Portfolio (after taking into account unrealized profits and unrealized losses on any such contracts).
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FINANCIAL HIGHLIGHTS TABLE

The Financial Highlights Tables are intended to help you understand Advisor class’s financial performance for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. "Total Return" indicates how much an investment in each respective Portfolio would have earned or lost, assuming all dividends and distributions had been reinvested. This information has been audited by Grant Thornton LLP. You will find the report of independent public accounting firm and the FFTW Funds, Inc. financial statements in the annual report, which is available upon request.

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FFTW Funds, Inc.

Financial Highlights (continued) International Portfolio

	For the Year Ended
For a share outstanding	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
throughout the period:	2005	2004	2003	2002	2001
Per Share Data
Net asset value, beginning of period	$9.09	$8.81	$8.67	$7.53	$8.18

Increase (Decrease) From Investment Operations
Net investment income	0.22 *	0.21 *	0.20 *	0.16	0.29
Net realized and unrealized gain (loss) on investments, financial futures contracts and foreign currency related transactions	(1.08)	0.77	1.46	1.45	(0.63)
Total from investment operations	(0.86)	0.98	1.66	1.61	(0.34)

Less Distributions
From net investment income	0.62	0.62	1.32	0.42	0.31
From net realized gain on investments, financial futures contracts and foreign currency related transactions	0.10	0.08	0.20	0.05	-
Return of Capital	0.21	-	-	-	-
Total distributions	0.93	0.70	1.52	0.47	0.31
Net asset value, end of period	$7.30	$9.09	$8.81	$8.67	$7.53

Total Return	(9.77%)	12.17%	20.25%	21.81%	(4.22%)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$74,589	$82,880	$79,542	$88,120	$107,848
Ratio of operating expenses to average net assets, exclusive of interest expense (a)	0.75%	0.76%	0.71%	0.60%	0.60%
Ratio of operating expenses to average net assets, inclusive of interest expense (a)	0.75%	0.76%	0.71%	0.61%	0.60%
Ratio of net investment income to average net assets (a)	2.68%	2.44%	2.22%	2.50%	3.70%
Decrease in above expense ratios due to waiver of investment advisory fees	N/A	N/A	0.01%	0.07%	0.06%
Portfolio Turnover	79%	221%	223%	334%	659%

(a)	Net of waivers.
*	Calculation based on average shares outstanding.

See Notes to Financial Statements.

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SHAREHOLDER INQUIRIES

This Prospectus contains a concise statement of information investors should know before they invest in the Portfolio. Please retain this Prospectus for future reference. Additional information about the Portfolio's investments is available in the Portfolio's Annual and Semi-Annual Reports to shareholders, as well as the SAI dated April 30, 2005 (as amended from time to time). The SAI provides more detailed information about the Portfolio, including its operations and investment policies. A current SAI is on file with the Commission and is incorporated by reference and is legally considered a part of this Prospectus. In the Portfolio's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

The Portfolio's SAI, Annual and Semi-Annual Reports are available, without charge, upon request by contacting the Transfer Agent at (800) 247-0473. You may also request other information about the Portfolio and make inquiries by contacting (800) 247-0473.

A copy of the SAI, as well as additional information about the Portfolio, can be obtained free of charge on the Internet at:  http://www.fftw.com/. Copies of the Annual and Semi-Annual Reports of the Portfolio are not available at this website as prospective shareholders may request copies of these Reports from the Transfer Agent and existing investors are mailed these Reports when they become available.

Information about the Portfolio (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1012 or by electronic request at the following e-mail address: publicinfo@sec.gov.

DISTRIBUTED BY:
QUASAR DISTRIBUTORS, LLC

Fund's Investment Company Act filing number: 811-5796

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